LOAN AGREEMENT

                                      AMONG

                 AMERICAN TOWER SYSTEMS, INC. (THE "BORROWER");

            THE FINANCIAL INSTITUTIONS WHOSE NAMES APPEAR AS BANKS ON
             THE SIGNATURE PAGES HEREOF (COLLECTIVELY, THE "BANKS");

                                       AND

                         TORONTO DOMINION (TEXAS), INC.,
                             AS ADMINISTRATIVE AGENT
                   FOR THE BANKS (THE "ADMINISTRATIVE AGENT")


                          Dated as of November 22, 1996




                       Powell, Goldstein, Frazer & Murphy
                                Atlanta, Georgia

                                 LOAN AGREEMENT
                                      AMONG
                 AMERICAN TOWER SYSTEMS, INC. (THE "BORROWER");
            THE FINANCIAL INSTITUTIONS WHOSE NAMES APPEAR AS BANKS ON
             THE SIGNATURE PAGES HEREOF (COLLECTIVELY, THE "BANKS");
                                       AND
                         TORONTO DOMINION (TEXAS), INC.,
                             AS ADMINISTRATIVE AGENT
                   FOR THE BANKS (THE "ADMINISTRATIVE AGENT")


                                      INDEX

                                                                            Page

ARTICLE 1         Definitions...............................................  1

ARTICLE 2         Loans..................................................... 20

         Section 2.1                The Loans............................... 20
         Section 2.2                Manner of Borrowing and Disbursement.... 20
         Section 2.3                Interest................................ 24
         Section 2.4                Commitment Fees......................... 25
         Section 2.5                Mandatory Commitment Reductions......... 26
         Section 2.6                Voluntary Commitment Reductions......... 28
         Section 2.7                Prepayments and Repayments.............. 29
         Section 2.8                Notes; Loan Accounts.................... 30
         Section 2.9                Manner of Payment....................... 30
         Section 2.10               Reimbursement........................... 31
         Section 2.11               Pro Rata Treatment...................... 32
         Section 2.12               Capital Adequacy........................ 32
         Section 2.13               Bank Tax Forms.......................... 33

ARTICLE 3         Conditions Precedent...................................... 34

         Section 3.1                Conditions Precedent to Initial Advance. 34
         Section 3.2                Conditions Precedent to Each Advance.... 35

ARTICLE 4         Representations and Warranties............................ 36

         Section 4.1                Representations and Warranties.......... 36
         Section 4.2                Survival of Representations and
                                    Warranties, etc......................... 44

ARTICLE 5         General Covenants......................................... 44

         Section 5.1                Preservation of Existence and Similar
                                    Matters................................. 44
         Section 5.2                Business; Compliance with Applicable
                                    Law..................................... 45

                                                                            Page


         Section 5.3                Maintenance of Properties............... 45
         Section 5.4                Accounting Methods and Financial
                                    Records................................. 45
         Section 5.5                Insurance............................... 45
         Section 5.6                Payment of Taxes and Claims............. 46
         Section 5.7                Compliance with ERISA................... 46
         Section 5.8                Visits and Inspections.................. 48
         Section 5.9                Payment of Indebtedness; Loans.......... 49
         Section 5.10               Use of Proceeds......................... 49
         Section 5.11               Real Estate............................. 49
         Section 5.12               Indemnity............................... 50
         Section 5.13               Interest Rate Hedging................... 51
         Section 5.14               Covenants Regarding Formation of
                                    Restricted Subsidiaries and
                                    Acquisitions; Partnership, Subsidiaries. 51
         Section 5.15               Payment of Wages........................ 52
         Section 5.16               Further Assurances...................... 52

ARTICLE 6         Information Covenants..................................... 53

         Section 6.1                Quarterly Financial Statements and
                                    Information............................. 53
         Section 6.2                Annual Financial Statements and
                                    Information............................. 53
         Section 6.3                Performance Certificates................ 54
         Section 6.4                Copies of Other Reports................. 54
         Section 6.5                Notice of Litigation and Other Matters.. 55

ARTICLE 7         Negative Covenants........................................ 56

         Section 7.1                Indebtedness of the Borrower and its
                                    Subsidiaries............................ 57
         Section 7.2                Limitation on Liens..................... 57
         Section 7.3                Amendment and Waiver.................... 57
         Section 7.4                Liquidation, Merger or Disposition of
                                    Assets.................................. 58
         Section 7.5                Limitation on Guaranties................ 58
         Section 7.6                Investments and Acquisitions............ 59
         Section 7.7                Restricted Payments..................... 60
         Section 7.8                Leverage Ratio.......................... 60
         Section 7.9                Interest Coverage Ratio................. 61
         Section 7.10               Annualized Operating Cash Flow to Pro
                                    Forma Debt Service...................... 61
         Section 7.11               Limitation on Capital Expenditures...... 61
         Section 7.12               Affiliate Transactions.................. 62
         Section 7.13               Real Estate............................. 62
         Section 7.14               ERISA Liabilities....................... 62

                                                                            Page


ARTICLE 8         Default................................................... 63

         Section 8.1                Events of Default....................... 63
         Section 8.2                Remedies................................ 66
         Section 8.3                Payments Subsequent to Declaration of
                                    Event of Default........................ 68

ARTICLE 9         The Administrative Agent.................................. 69

         Section 9.1                Appointment and Authorization........... 69
         Section 9.2                Interest Holders........................ 69
         Section 9.3                Consultation with Counsel............... 69
         Section 9.4                Documents............................... 69
         Section 9.5                Administrative Agent and Affiliates..... 70
         Section 9.6                Responsibility of the Administrative
                                    Agent................................... 70
         Section 9.7                Action by the Administrative Agent...... 70
         Section 9.8                Notice of Default or Event of Default... 71
         Section 9.9                Responsibility Disclaimed............... 72
         Section 9.10               Indemnification......................... 72
         Section 9.11               Credit Decision......................... 73
         Section 9.12               Successor Administrative Agent.......... 73
         Section 9.13               Delegation of Duties.................... 74

ARTICLE 10                 Change in Circumstances Affecting LIBOR
                           Advances......................................... 74

         Section 10.1               LIBOR Basis Determination Inadequate or
                                    Unfair.................................. 74
         Section 10.2               Illegality.............................. 74
         Section 10.3               Increased Costs......................... 75
         Section 10.4               Effect On Other Advances................ 76

ARTICLE 11                 Miscellaneous.................................... 77

         Section 11.1               Notices................................. 77
         Section 11.2               Expenses................................ 78
         Section 11.3               Waivers................................. 79
         Section 11.4               Set-Off................................. 79
         Section 11.5               Assignment.............................. 80
         Section 11.6               Accounting Principles................... 82
         Section 11.7               Counterparts............................ 83
         Section 11.8               Governing Law........................... 83
         Section 11.9               Severability............................ 84
         Section 11.10              Interest................................ 84
         Section 11.11              Table of Contents and Headings.......... 84
         Section 11.12              Amendment and Waiver.................... 84
         Section 11.13              Entire Agreement........................ 85

                                                                            Page

         Section 11.14              Other Relationships..................... 85
         Section 11.15              Directly or Indirectly.................. 85
         Section 11.16              Reliance on and Survival of Various
                                    Provisions.............................. 86
         Section 11.17              Senior Debt............................. 86
         Section 11.18              Obligations Several..................... 86
         Section 11.19              Confidentiality......................... 86
         Section 11.20              Termination of Agreement................ 87

ARTICLE 12                 Waiver of Jury Trial............................. 87

         Section 12.1               Waiver of Jury Trial.................... 87

                                    EXHIBITS


Exhibit  A                 -        Form of Borrower's Pledge Agreement
Exhibit  B                 -        Form of Borrower's Security Agreement
Exhibit  C                 -        Form of Certificate of Financial Condition
Exhibit  D                 -        Form of Promissory Note
Exhibit  E                 -        Form of Parent Pledge Agreement
Exhibit  F                 -        Form of Request for Advance
Exhibit  G                 -        Form of Subsidiary Guaranty
Exhibit  H                 -        Form of Subsidiary Pledge Agreement
Exhibit  I                 -        Form of Subsidiary Security Agreement
Exhibit  J                 -        Form of Use of Proceeds Letter
Exhibit  K                 -        Form of Borrower's Loan Certificate
Exhibit  L                 -        Form of Subsidiary Loan Certificate
Exhibit  M                 -        Form of Performance Certificate
Exhibit  N                 -        Form of Assignment and Assumption Agreement


                                    SCHEDULES


Schedule 1                          Licenses
Schedule 2                          Description of Philadelphia Disposition
Schedule 3                          List of Unrestricted Subsidiaries on the
                                    Agreement Date
Schedule 4.1(a)                     Exceptions to Representations and Warranties
Schedule 4.1(c)                     Subsidiaries
Schedule 4.1(i)                     Litigation
Schedule 4.1(s)                     Affiliate Transactions
Schedule 4.1(v)                     Indebtedness

                                 LOAN AGREEMENT
                                      AMONG
                 AMERICAN TOWER SYSTEMS, INC. (THE "BORROWER");
            THE FINANCIAL INSTITUTIONS WHOSE NAMES APPEAR AS BANKS ON
             THE SIGNATURE PAGES HEREOF (COLLECTIVELY, THE "BANKS");
                                       AND
                         TORONTO DOMINION (TEXAS), INC.,
                             AS ADMINISTRATIVE AGENT
                   FOR THE BANKS (THE "ADMINISTRATIVE AGENT")


                              W I T N E S S E T H:

         WHEREAS, Borrower has requested that the Banks make available to Borrower a revolving credit facility permitting advances of up to Ninety Million Dollars ($90,000,000) at any one time outstanding; and

         WHEREAS, the Banks are willing to extend such financing to Borrower subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged by the parties hereto, it is hereby agreed as follows:


                                    ARTICLE 1

                                   Definitions

         For the purposes of this Agreement:

         "Acquisition" shall mean (whether by purchase, lease, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by the Borrower or any Restricted Subsidiary of any other Person, which Person shall then become consolidated with the Borrower or any such Restricted Subsidiary in accordance with GAAP; (ii) any acquisition by the Borrower or any Restricted Subsidiary of all or any substantial part of the assets of any other Person; or (iii) any acquisition by Borrower or any Restricted Subsidiary of any communications tower facilities, communications tower management businesses or related contracts, other than any such Acquisition which shall be made by, or of, any Person which shall have been designated and approved as an Unrestricted Subsidiary.

         "Acquisition Operating Cash Flow" shall mean in the case of an Acquisition permitted hereunder, Operating Cash Flow of the Borrower and its Restricted Subsidiaries for the period during which such Acquisition occurs, adjusted (A) to give effect to such Acquisition, as if such Acquisition had occurred on the first day of such period, by excluding the Operating Cash Flow of such Acquisition during such period prior to the date of such Acquisition and adding to the Operating Cash Flow of the Borrower, if positive, or subtracting from such Operating Cash Flow, if negative, the product of (i) the actual Operating Cash Flow of such Acquisition for that portion of such period from the date of such Acquisition to the last day of such period, multiplied by (ii) a fraction the numerator of which is the number of calendar days in such period and the denominator of which is the number of days in such period from and including the date of such Acquisition through the last day of such period.

         "Administrative  Agent" shall mean Toronto Dominion  (Texas),  Inc., in
its  capacity  as   Administrative   Agent  for  the  Banks  or  any   successor
Administrative Agent appointed pursuant to Section 9.12 hereof.

         "Administrative Agent's Office" shall mean the office of the Administrative Agent located at 909 Fannin Street, Suite 1700, Houston Texas 77010, or such other office as may be designated pursuant to the provisions of
Section 11.1 hereof.

         "Advance" shall mean amounts advanced by the Banks to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing and having the same Interest Rate Basis and Interest Period; and "Advances" shall mean more than one Advance.

         "Affiliate" shall mean, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such first Person. For purposes of this definition, "control" when used with respect to any Person includes, without limitation, the direct or indirect beneficial ownership of more than ten percent (10%) of the voting securities or voting equity of such Person or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. For purposes of this Agreement, American Radio Systems and its Affiliates shall be deemed to be Affiliates of the Borrower.

         "Agreement" shall mean this Loan Agreement, as amended, supplemented, restated or otherwise modified from time to time.

         "Agreement Date" shall mean November 22, 1996.

         "American Radio Systems" shall mean American Radio Systems Corporation, a Delaware corporation.

         "Annualized Operating Cash Flow" (a) for any calculation date up to and including December 31, 1997, the product of (i) Operating Cash Flow for the calendar month-end being tested or the most recently completed calendar month immediately preceding the calculation date, as the case may be, times (ii) twelve (12); and (b) for any calculation date after December 31, 1997, the product of (i) Operating Cash Flow for the fiscal quarter-end being tested or the most recently completed fiscal quarter immediately preceding the calculation date, as the case may be, times (ii) four (4).

         "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Communications Act, zoning ordinances and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

         "Applicable Margin" shall mean the interest rate margin applicable to Base Rate Advances and LIBOR Advances, as the case may be, in each case determined in accordance with Section 2.3(f) hereof.

         "Applicable Margin Ratio" shall mean, as of any date, the ratio of (a) the Total Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis on such date to (b) the product of (i) Operating Cash Flow of the Borrower and its Restricted Subsidiaries, for the most recently completed fiscal quarter times (ii) four (4).

         "Authorized Signatory" shall mean such senior personnel of a Person as may be duly authorized and designated in writing by such Person to execute documents, agreements and instruments on behalf of such Person.

         "Available Commitment" shall mean (a) prior to receipt by the Borrower after the Agreement Date of not less than $3,000,000.00 of contributed equity, and after giving effect to reductions in the Commitment under Section 2.5 and
Section 2.6 hereof and repayments of the Loans under Section 2.7 hereof, $70,000,000, and (b) thereafter, after giving effect to reductions in the Commitment under Section 2.5 and Section 2.6 hereof and repayments of the Loans under Section 2.7 hereof, the lesser of (i) the Commitment and (ii) the maximum amount of the Loans that could be outstanding hereunder on such date without resulting in a breach of Section 7.8 or Section 7.10 hereof.

         "Banks" shall mean the Persons whose names appear as "Banks" on the signature pages hereof and any other Person which becomes a "Bank" hereunder after the Agreement Date; and "Bank" shall mean any one of the foregoing Banks.

         "Base Rate" shall mean, at any time, a fluctuating interest rate per annum equal to the higher of (a) the rate of interest quoted from time to time by the Administrative Agent as its "prime rate" or "base rate" or (b) the Federal Funds Rate plus one-half of one percent (1/2%). The Base Rate is not necessarily the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit.

         "Base Rate Advance" shall mean an Advance which the Borrower requests to be made as a Base Rate Advance or is reborrowed as a Base Rate Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $1,000,000, and in an integral multiple of $500,000.

         "Base Rate Basis" shall mean a simple interest rate equal to the sum of
(i) the Base Rate and (ii) the Applicable Margin applicable to Base Rate Advances. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Base Rate to account for such change, and shall also be adjusted to reflect changes of the Applicable Margin applicable to Base Rate Advances.

         "Borrower" shall mean American Tower Systems, Inc., a
Delaware corporation.

         "Borrower's Pledge Agreement" shall mean that certain Borrower's Pledge Agreement dated as of even date herewith between the Borrower and the Administrative Agent, substantially in the form of Exhibit A attached hereto, pursuant to which the Borrower has pledged to the Administrative Agent for the ratable benefit of the Banks all of the Borrower's stock ownership and/or any partnership interests in each of its Subsidiaries.

         "Borrower's Security Agreement" shall mean that certain Security Agreement dated as of even date herewith, made by the Borrower in favor of the Administrative Agent for the ratable benefit of the Banks, substantially in the form of Exhibit B attached hereto.

         "Business Day" shall mean a day on which banks and foreign exchange markets are open for the transaction of business required for this Agreement in Houston, Texas, New York, New York and London, England, as relevant to the determination to be made or the action to be taken.

         "Capital Expenditures" shall mean, for any period, expenditures (including the aggregate amount of Capitalized Lease Obligations required to be paid during such period) incurred by any Person to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs and maintenance) during such period, which would be required to be capitalized on the balance sheet of such Person in accordance with GAAP.

         "Capital Stock" shall mean, as applied to any Person, any capital stock of such Person, regardless of class or designation, and all warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect thereto.

         "Capitalized Lease Obligation" shall mean that portion of any obligation of a Person as lessee under a lease which at the time would be required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

         "Certificate of Financial Condition" shall mean a certificate, substantially in the form of Exhibit C attached hereto, signed by the chief financial officer of the Borrower, together with any schedules, exhibits or annexes appended thereto.

         "Change of Control" shall mean, as applied to the Borrower, any change in the ownership of, or lien upon, the stock of the Borrower that results in (a) less than fifty-one percent (51%) of all voting rights with respect to the Capital Stock of the Borrower (including, without limitation, warrants, options, conversion rights, voting rights and calls or claims of any character with respect thereto, to the extent exercisable prior to repayment in full of the Obligations) being owned, directly or indirectly, by the Parent, the senior management of American Radio Systems, the Parent and/or the Borrower or Affiliates of American Radio Systems, the Parent or the Borrower or (b) American Radio Systems having no direct or indirect ownership interest in the Capital Stock of the Borrower.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral"   shall  mean  any  property  of  any  kind   constituting
collateral for the Obligations under any of the Security Documents.

         "Commitment" shall mean the several obligations of the Banks to fund their respective portion of the Loans to the Borrower in accordance with their respective Commitment Ratios in the aggregate sum of up to $90,000,000, pursuant to the terms hereof, as such obligations may be reduced from time to time pursuant to the terms hereof.

         "Commitment Ratios" shall mean the percentages in which the Banks are severally bound to fund their respective portion of

Advances to the Borrower under the Commitment, which are set forth below (together with dollar amounts) as of the Agreement Date:

           Bank                      Approximate                     Dollar
                                     Percentage                    Commitment
                                     ----------                    ----------
Toronto Dominion (Texas), Inc.      22.22222222%                 $20,000,000.00
Banque Paribas                      16.66666667%                 $15,000,000.00
Bank of Montreal                    13.33333333%                 $12,000,000.00
Credit Suisse                       13.33333333%                 $12,000,000.00
Union Bank of California, N.A.      13.33333333%                 $12,000,000.00
Signet Bank                         10.55555556%                  $9,500,000.00
Fleet National Bank                 10.55555556%                  $9,500,000.00
                                    ============                 ==============

                                       100.00%                   $90,000,000.00


         "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as the same may be in effect from time to time.

         "Default" shall mean any Event of Default, and any of the events specified in Section 8.1 hereof, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.

         "Default Rate" shall mean a simple per annum interest rate equal to the sum of (a) the Base Rate, plus (b) the Applicable Margin for Base Rate Advances plus (c) two percent (2%).

         "Employee Pension Plan" shall mean any Plan which is maintained by the Borrower, any of its Subsidiaries or any ERISA Affiliate.

         "Environmental Laws" shall mean all applicable federal, state or local laws, statutes, rules, regulations or ordinances, codes, common law, consent agreements, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to public health, safety or the pollution or protection of the environment, including, without limitation, those relating to releases, discharges, emissions, spills, leaching, or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss. 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended
(42 U.S.C. ss. 6901 et seq.).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "ERISA Affiliate" shall mean any Person, including a Subsidiary or an Affiliate of the Borrower, that is a member of any group of organizations of which the Borrower is a member and which is covered by a Plan.

         "Eurodollar Reserve Percentage" shall mean the percentage which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency Liabilities (as that term is defined in Regulation D), whether or not any Bank has any such Eurocurrency Liabilities subject to such reserve requirement at that time.

         "Event of Default"  shall mean any of the events  specified  in Section
8.1 hereof, provided that any requirement for notice or lapse of time, or both, has been satisfied.

         "Excess Cash Flow" shall mean, as of the end of any fiscal year of the Borrower based on the audited financial statements provided under Section 6.2 hereof for such fiscal year, the excess, if any, of (a) Operating Cash Flow for such fiscal year, minus (b) the sum of the following: (i) payments made with respect to Capital Expenditures incurred by the Borrower and its Restricted Subsidiaries during such fiscal year; (ii) repayments of the Loans resulting from reductions of the Commitment (which shall include any reductions set forth in Section 2.5(a) hereof); (iii) cash taxes paid by the Borrower and its Restricted Subsidiaries (including any paid to American Radio Systems pursuant to the Tax Sharing Agreement) during such fiscal year; (iv) Interest Expense during such fiscal year; and (v) principal payments made in respect of Indebtedness for Money Borrowed (other than with respect to the Loans) paid by the Borrower and its Restricted Subsidiaries during such fiscal year.

         "FCC" shall mean the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.

         "Federal Funds Rate" shall mean, as of any date, the weighted average of the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent.

         "GAAP" shall mean, as in effect from time to time, generally accepted accounting principles in the United States, consistently applied.

         "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, any reimbursement obligations as to amounts drawn down by beneficiaries of outstanding letters of credit or capital call requirements.

         "Indebtedness" shall mean, with respect to any Person, and without duplication, (a) all items, except items of shareholders' and partners' equity or capital stock or surplus or general contingency or deferred tax reserves, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, including, without limitation, with respect to any secured non-recourse obligations of such Person, the higher of the book value or fair market value of the property or asset securing such obligation (if less than the amount of such obligation), (b) all direct or indirect obligations of any other Person secured by any Lien to which any property or asset owned by such Person is subject, but only to the extent of the higher of the fair market value or the book value of the property or asset subject to such Lien (if less than the amount of such obligation), if the obligation secured thereby shall not have been assumed, (c) to the extent not otherwise included, all Capitalized Lease Obligations of such Person and all obligations of such Person with respect to leases constituting part of a sale and lease-back arrangement, (d) all reimbursement obligations with respect to outstanding letters of credit, and (e) to the extent not otherwise included, all obligations subject to Guaranties of such Person or its Subsidiaries, and (f) all obligations of such Person under Interest Hedge Agreements.

         "Indebtedness for Money Borrowed" shall mean, with respect to any Person, Indebtedness for money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all Indebtedness upon which interest charges are customarily paid (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), all Capitalized Lease Obligations, all reimbursement obligations with respect to outstanding letters of credit, all Indebtedness issued or assumed as full or partial payment for property or services (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, and, without duplication, Guaranties of any of the foregoing. For purposes of this definition, interest which is accrued but not paid on the scheduled due date for such interest shall be deemed Indebtedness for Money Borrowed.

         "Indemnitee" shall have the meaning ascribed thereto in
Section 5.12 hereof.

         "Interest Coverage Ratio" shall mean, for any period, the ratio of (a) Annualized Operating Cash Flow as of (i) the calendar quarter end being tested, or (ii) the most recently completed calendar quarter, as the case may be, to (b) Interest Expense for (i) the four (4) calendar quarter period then ended or (ii) the most recently completed four (4) calendar quarter period, as the case may be, in each case calculated in accordance with GAAP.

         "Interest Expense" shall mean, for any period, all cash interest expense (including imputed interest with respect to Capitalized Lease Obligations) with respect to any Indebtedness for Money Borrowed of the Borrower and its Restricted Subsidiaries on a consolidated basis during such period pursuant to the terms of such Indebtedness for Money Borrowed, together with all fees payable in respect thereof, all as calculated in accordance with GAAP.

         "Interest Hedge Agreements" shall mean the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements.

         "Interest Period" shall mean (a) in connection with any Base Rate Advance, the period beginning on the date such Advance is made and ending on the last day of the calendar quarter in which such Advance is made, provided, however, that if a Base Rate Advance is made on the last day of any calendar quarter, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following calendar quarter, and (b) in connection with any LIBOR Advance, the term of such Advance selected by the Borrower or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, however, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless, with respect to LIBOR Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any applicable Interest Period, with respect to LIBOR Advances only, which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) the Borrower shall not select an Interest Period which extends beyond the Maturity Date or such earlier date as would interfere with the Borrower's repayment obligations under Section 2.5, Section 2.6 or Section
2.7 hereof. Interest shall be due and payable with respect to any Advance as provided in Section 2.3 hereof.

         "Interest Rate Basis" shall mean the Base Rate Basis or the LIBOR Basis, as appropriate.

         "known to the Borrower" or "to the knowledge of the Borrower" shall mean known by or reasonably should have been known by the executive officers of the Borrower (which shall include, without limitation, the chief executive officer, the chief operating officer, if any, the chief financial officer and the general counsel, or any vice president of the Borrower).

         "Leasing Operating Expenses" shall mean, for any period, operating expenses for such period attributable to the leasing operations of the Borrower and its Restricted Subsidiaries based upon the ratio of the number of sites owned or leased by the Borrower and its Restricted Subsidiaries to the total number of all sites owned, leased and managed by the Borrower and its Restricted Subsidiaries.

         "Leasing Overhead" shall mean, for any period, corporate overhead (exclusive of amortization and depreciation) attributable to the leasing operations of the Borrower and its Restricted Subsidiaries for such period based upon the ratio of the number of sites owned or leased by the Borrower and its Restricted Subsidiaries to the total of all sites owned, leased and managed by the Borrower and its Restricted Subsidiaries.

         "Leverage Ratio" shall mean, as of any date, the ratio of (a) the Total Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis on such date, to (b) Annualized Operating Cash Flow of the Borrower and its Restricted Subsidiaries on a consolidated basis for (x) all periods ending prior to January 1, 1998, the calendar month end being tested or the most recently completed calendar month, as the case may be and (y) all periods ending thereafter, the calendar quarter end being tested or the most recently completed calendar quarter, as the case may be.

         "LIBOR" shall mean, for any Interest Period, the average of the interest rates per annum at which deposits in United States Dollars for such Interest Period are offered to the Administrative Agent in the Eurodollar market at approximately 11:00 a.m. (London time) two (2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the LIBOR Advance sought by the Borrower.

         "LIBOR Advance" shall mean an Advance which the Borrower requests to be made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of Section 2.2 hereof, and which shall be in a principal amount of at least $5,000,000 and in an integral multiple of $1,000,000.

         "LIBOR Basis" shall mean a simple per annum interest rate (rounded upward, if necessary, to the nearest one-hundredth (1/100th) of one percent) equal to the sum of (a) the quotient of (i) the LIBOR divided by (ii) one minus the Eurodollar Reserve Percentage, if any, stated as a decimal, plus (b) the Applicable Margin. The LIBOR Basis shall apply to Interest Periods of one (1), two (2), three (3), or six (6) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin as adjusted pursuant to Section 2.3(f) hereof. The LIBOR Basis for any LIBOR
Advance shall be adjusted as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Licenses" shall mean any telephone, microwave, radio transmissions, personal communications or other license, authorization, certificate of compliance, franchise, approval or permit, whether for the construction, the ownership or the operation of any communications tower facilities, granted or issued by the FCC and held by the Borrower or any of its

Restricted  Subsidiaries,  all of which as of the  Agreement  Date are listed on
Schedule 1 attached hereto.

         "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, negative pledge or other agreement not to pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether created by statute, contract, the common law or otherwise, and whether or not choate, vested or perfected.

         "Loan Documents" shall mean this Agreement, the Notes, the Borrower's Pledge Agreement, the Borrower's Security Agreement, the Subsidiary Security Agreement, the Subsidiary Guaranty, the Subsidiary Pledge Agreement, the Parent Pledge Agreement, all fee letters, all Requests for Advance, all Interest Hedge Agreements between the Borrower, on the one hand, and the Administrative Agent and the Banks, or any of them, on the other hand, and all other documents and agreements executed or delivered by the Borrower or its Restricted Subsidiaries in connection with or contemplated by this Agreement.

         "Loans" shall mean, collectively, the amounts advanced by the Banks to the Borrower under the Commitment, not to exceed the Commitment, and evidenced by the Notes.

         "Majority Banks" shall mean (i) at any time that no Loans are outstanding hereunder, Banks the total of whose Commitment Ratios equals or exceeds sixty percent (60%) of the Commitment Ratios of all Banks entitled to vote hereunder, or (ii) at any time that there are Loans outstanding hereunder, Banks the total of whose Loans outstanding equals or exceeds sixty percent (60%) of the total principal amount of the Loans then outstanding of all Banks entitled to vote hereunder.

         "Management Operating Expenses" shall mean, for any period, operating expenses attributable to the management operations of the Borrower and its Restricted Subsidiaries for such period based upon the ratio of the number of sites managed by the Borrower and its Restricted Subsidiaries to the total number of all sites owned, leased and managed by the Borrower and its Restricted Subsidiaries.

         "Management Overhead" shall mean, for any period, corporate overhead (exclusive of amortization and depreciation) attributable to the management operations of the Borrower and its Restricted Subsidiaries based upon the ratio of the number of sites managed by the Borrower and its Restricted Subsidiaries to the total number of all sites owned, leased and managed by the Borrower and its Restricted Subsidiaries.

         "Materially Adverse Effect" shall mean (a) any material adverse effect upon the business, assets, business prospects, liabilities, financial condition, results of operations or properties of the Borrower and its Restricted Subsidiaries on a consolidated basis, taken as a whole, or (b) a material adverse effect upon the binding nature, validity, or enforceability of this Agreement and the Notes, or upon the ability of the Borrower and its Restricted Subsidiaries to perform the payment obligations or other material obligations under this Agreement or any other Loan Document, or upon the value of the Collateral or upon the rights, benefits or interests of the Banks in and to the Loans or the rights of the Administrative Agent and the Banks in the Collateral; in either case, whether resulting from any single act, omission, situation, status, event or undertaking, or taken together with other such acts, omissions, situations, statuses, events or undertakings.

         "Maturity Date" shall mean December 31, 2004, or, as the case may be, such earlier date as payment of the Obligations shall be due (whether by acceleration, reduction of the Commitment to zero or otherwise).

         "Multiemployer Plan" shall mean a multiemployer pension plan as defined in Section 3(37) of ERISA to which the Borrower, any of its Subsidiaries or any ERISA Affiliate is or has been required to contribute.

         "Necessary Authorizations" shall mean all approvals and licenses from, and all filings and registrations with, any governmental or other regulatory authority, including, without limiting the foregoing, the Licenses and all approvals, licenses, filings and registrations under the Communications Act, necessary in order to enable the Borrower and its Restricted Subsidiaries to own, construct, maintain, and operate communications tower facilities and to invest in other Persons who own, construct, maintain, manage and operate communications tower facilities.

         "Net  Income"  shall  mean,   for  the  Borrower  and  its   Restricted
Subsidiaries on a consolidated basis, for any period, net income determined in accordance with GAAP.

         "Net Proceeds" shall mean, with respect to any sale, lease, transfer or other disposition of assets by the Borrower or any of its Restricted Subsidiaries, the aggregate amount of cash received for such assets (including, without limitation, any payments received for non-competition covenants, consulting or management fees in connection with such sale, and any portion of the amount received evidenced by a promissory note or other evidence of Indebtedness issued by the purchaser), net of (i) amounts reserved, if any, for taxes payable with respect to any such sale (after application (assuming application first to such reserves) of any available losses, credits or other offsets), (ii) reasonable and customary transaction costs properly attributable to such transaction and payable by the Borrower or any of its Restricted Subsidiaries (other than to an Affiliate) in connection with such sale, lease, transfer or other disposition of assets, including, without limitation, commissions, and
(iii) until actually received by the Borrower or any of its Restricted Subsidiaries, any portion of the amount received held in escrow or evidenced by a promissory note or other evidence of Indebtedness issued by a purchaser or non-compete, consulting or management agreement or covenant or otherwise for which compensation is paid over time. Upon receipt by the Borrower or any of its Restricted Subsidiaries of (A) amounts referred to in item (iii) of the preceding sentence, or (B) if there shall occur any reduction in the tax reserves referred to in item (i) of the preceding sentence resulting in a payment to the Borrower, such amounts shall then be deemed to be "Net Proceeds."

         "Notes" shall mean, collectively, those certain promissory notes in the aggregate original principal amount of $90,000,000, and issued to each of the Banks by the Borrower, each one substantially in the form of Exhibit D attached hereto, any other promissory note issued by the Borrower to evidence the Loans pursuant to this Agreement, and any extensions, renewals, or amendments to, or replacements of, the foregoing.

         "Obligations" shall mean all payment and performance obligations of every kind, nature and description of the Borrower, its Restricted Subsidiaries, and any other obligors to the Banks, or the Administrative Agent, or any of them, under this Agreement and the other Loan Documents (including any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to the Borrower, whether or not such claim is allowed in such bankruptcy action and including Obligations to the Banks pursuant to Section 5.13 hereof) as they may be amended from time to time, or as a result of making the Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising.

         "Operating Cash Flow" shall mean, (a) with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis as of the end of any period from the Agreement Date through and including June 30, 1997, (i) the sum of (A) operating revenues of the Borrower and its Restricted Subsidiaries plus (B) Unrestricted Subsidiary Distributions during such period less (ii) the sum of
(A) operating expenses for such period plus (B) corporate overhead (exclusive of amortization and depreciation)
for such period; and (b) with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis as of the end of any period ending after June 30, 1997, the sum of (i) (A) operating revenues from leasing operations for such period minus (B) the sum of (1) Leasing Operating Expenses for such period, and (2) Leasing Overhead for such period, plus (ii) the lesser of (A) (1) operating revenues from management agreement operations, minus (2) the sum of
(x) Management Operating Expenses and (y) Management Overhead ("Management Operations Cash Flow") for such period and (B) ten percent (10%) of the amount calculated under clause (b)(i) above for such period plus (iii) to the extent that the total amount of Management Operations Cash Flow for such period is greater than the amount calculated pursuant to clause (b)(ii) above, fifty percent (50%) of such excess amount plus (iv) Unrestricted Subsidiary Distributions for such period. In the case of determining Operating Cash Flow under Sections 2.3, 7.8, 7.9 and 7.10 hereof following an Acquisition permitted hereunder, Operating Cash Flow of the Borrower and its Restricted Subsidiaries shall include the Acquisition Operating Cash Flow. For purposes of calculating Operating Cash Flow in connection with any Advance for an Acquisition, Operating Cash Flow for the Borrower and its Restricted Subsidiaries as of the last day of the immediately preceding calendar quarter and/or calendar month end, as the case may be, shall include "operating cash flow" for the Acquisition for the same period after giving effect to adjustments reasonably satisfactory to the Administrative Agent.

         "Parent" shall mean American Tower Systems Holding
Corporation, a Delaware corporation.

         "Parent Pledge Agreement" shall mean that certain Parent Pledge Agreement dated as of even date herewith, made by Parent in favor of the Administrative Agent for the ratable benefit of the Banks, substantially in the form of Exhibit E attached hereto.

         "Payment Date" shall mean the last day of any Interest
Period.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Liens" shall mean, as applied to any Person:

                  (a) any Lien in favor of the Administrative Agent given to secure the Obligations;

                  (b) (i) Liens on real estate or other property for taxes, assessments, governmental charges or levies not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto;

                  (c) Liens of carriers, warehousemen, mechanics, vendors, (solely to the extent arising by operation of law) laborers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

                  (d) Liens  incurred  in the  ordinary  course of  business  in connection with worker's compensation and unemployment insurance, social security obligations, assessments or government charges which are not overdue for more than sixty (60) days;

                  (e) restrictions on the transfer of the Licenses or assets of the Borrower or its Restricted Subsidiaries imposed by any of the Licenses as presently in effect or by the Communications Act and any regulations thereunder;

                  (f) easements, rights-of-way, zoning restrictions, licenses, reservations or restrictions on use and other similar encumbrances on the use of real property which do not materially interfere with the ordinary conduct of the business of such Person or the use of such property;

                  (g) liens arising by operation of law in favor of purchasers in connection with any asset sale permitted hereunder; provided that such lien only encumbers the property being sold.

                  (h) Liens reflected by Uniform Commercial Code financing statements filed in respect of Capitalized Lease Obligations permitted pursuant to Section 7.1 hereof and true leases of the Borrower or any of its Subsidiaries;

                  (i) Liens to secure performance of statutory obligations, surety or appeal bonds, performance bonds, bids, tenders or escrow deposits in connection with permitted Acquisitions;

                  (j) judgment Liens which do not result in an Event of Default under Section 8.1(h) hereof;

                  (k) Liens in connection with escrow deposits made in connection with Acquisitions permitted hereunder; and

                  (l) additional Liens securing Indebtedness which does not in the aggregate outstanding at any time exceed $500,000.

         "Person"  shall  mean an  individual,  corporation,  limited  liability company, association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

         "Philadelphia  Disposition"  shall  mean  the sale by the  Borrower  of
certain  real  property   located  in   Philadelphia,   Pennsylvania   and  more
particularly described on Schedule 2 attached hereto.

         "Plan"  shall mean an  employee  benefit  plan  within  the  meaning of
Section 3(3) of ERISA or any other employee benefit plan maintained for employees of any Person or any affiliate of such Person.

         "Pro Forma Debt Service" shall mean with respect to the Borrower and its Restricted Subsidiaries, on a consolidated basis, with respect to the next succeeding complete twelve (12) month period following the calculation date, and after giving effect to any Interest Hedge Agreements and LIBOR Advances, the sum of the amount of all (i) scheduled payments of principal on Indebtedness for Money Borrowed (determined with respect to the Loans only, as the difference between the outstanding principal amount of the Loans on the calculation date and the amount the Commitment will be after the reductions thereof set forth in
Section 2.5 hereof for such four calendar quarter period have taken effect) for such period, (ii) Interest Expense for such period, (iii) fees payable under this Agreement for such period, and (iv) other payments payable by such Persons during such period in respect of Indebtedness for Money Borrowed (other than voluntary repayments under Section 2.7 hereof). For purposes of this definition, where interest payments for the twelve (12) month period immediately succeeding the calculation date are not fixed by way of Interest Hedge Agreements, LIBOR Advances, or otherwise for the entire period, interest shall be calculated on such Indebtedness for Money Borrowed for periods for which interest payments are not so fixed at the lesser of (a) the LIBOR Basis (based on the then current adjustment under Section 2.3(f) hereof) for a LIBOR Advance having an Interest Period of six (6) months as determined on the date of calculation and (b) the Base Rate Basis as in effect on the date of calculation; provided, however, that if such LIBOR Basis cannot be determined in the reasonable opinion of the Administrative Agent, such interest shall be calculated using the Base Rate Basis as then in effect.

         "Reportable Event" shall mean, with respect to any Employee Pension Plan, an event described in Section 4043(b) of ERISA.

         "Request for Advance" shall mean a certificate designated as a "Request for Advance," signed by an Authorized Signatory of the Borrower requesting an Advance hereunder, which shall be in substantially the form of Exhibit F attached hereto, and shall, among other things, (i) specify the date of the Advance, which shall be a Business Day, the amount of the Advance, the type of Advance (Eurodollar or Base Rate), and, with respect to LIBOR Advances, the Interest Period selected by the Borrower, (ii) state that there shall not exist, on the date of the requested Advance and after giving effect thereto, a Default, as of the date of such Advance and after giving effect thereto, and (iii) the Applicable Margin then in effect.

         "Restricted Payment" shall mean any direct or indirect distribution, dividend or other payment to any Person (other than to the Borrower or any Restricted Subsidiary of the Borrower) on account of any general or limited partnership interest in, or shares of Capital Stock or other securities of, the Borrower or any of its Restricted Subsidiaries (other than dividends payable solely in stock of such Person and stock splits), including, without limitation, any direct or indirect distribution, dividend or other payment to any Person (other than to the Borrower or any Restricted Subsidiary of the Borrower) on account of any warrants or other rights or options to acquire shares of Capital Stock of the Borrower or any of its Restricted Subsidiaries.

         "Restricted Subsidiary" shall mean any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

         "Security Documents" shall mean the Borrower's Pledge Agreement, the Subsidiary Guaranty, the Subsidiary Pledge Agreement, the Borrower's Security Agreement, the Subsidiary Security Agreement, the Parent Pledge Agreement, any other agreement or instrument providing collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto or to this Agreement, and providing the Administrative Agent, for the benefit of the Banks, with Collateral for the Obligations.

         "Security Interest" shall mean all Liens in favor of the Administrative Agent, for the benefit of the Banks, created hereunder or under any of the Security Documents to secure the Obligations.

         "Subsidiary" shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which more than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such

Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

         "Subsidiary Guaranty" shall mean that certain Subsidiary Guaranty dated as of even date herewith, in favor of the Administrative Agent and the Banks, given by each Restricted Subsidiary of the Borrower, substantially in the form of Exhibit G hereof, and shall include any similar agreements executed pursuant to Section 5.14 hereof.

         "Subsidiary Pledge Agreement" shall mean that certain Subsidiary Pledge Agreement dated as of even date herewith made by each Restricted Subsidiary of the Borrower having one or more of its own Subsidiaries, on the one hand, in favor of the Administrative Agent, on the other hand, substantially in the form of Exhibit H hereof, and shall include any similar agreements executed pursuant to Section 5.14 hereof.

         "Subsidiary Security Agreement" shall mean that certain Subsidiary Security Agreement dated as of even date herewith between each of the Borrower's Restricted Subsidiaries, on the one hand, and the Administrative Agent, (on behalf of itself and the Banks), on the other hand, substantially in the form of
Exhibit I hereof, and shall include any similar agreements  executed pursuant to
Section 5.14 hereof.

         "Tax Sharing Agreement" shall mean that certain Tax Sharing Agreement, dated as of October 15, 1996, among Borrower, American Radio Systems and certain other Subsidiaries of American Radio Systems.

         "Total Debt" shall mean, for the Borrower and its Restricted Subsidiaries on a consolidated basis as of any date, the sum (without duplication) of (i) the outstanding principal amount of the Loans, (ii) the aggregate amount of Capitalized Lease Obligations and Indebtedness for Money Borrowed, and (iii) the aggregate amount of all Guarantees.

         "Unrestricted Subsidiary" shall mean any Subsidiary of the Borrower or any joint venture (which may represent a minority interest) between the Borrower and/or any Subsidiary of the Borrower and any other Person, in each case, which the Borrower has heretofore designated or hereafter designates as an Unrestricted Subsidiary by written notice to the Administrative Agent and the Banks prior to the formation or acquisition of such Subsidiary or joint venture. Notwithstanding the foregoing, no Restricted Subsidiary may be re-designated as an Unrestricted

Subsidiary without the prior consent of the Majority Banks. The Unrestricted Subsidiaries as of the Agreement Date are as set forth on Schedule 3 attached hereto.

         "Unrestricted Subsidiary Distributions" shall mean, (a) for any period ending prior to June 30, 1997, the amount of any distributions received during such period by the Borrower and its Restricted Subsidiaries from any Unrestricted Subsidiaries (other than in connection with the repayment of intercompany Indebtedness) and (b) for all periods after June 30, 1997, the lesser of (i) the amount of cash distributions received during such period by the Borrower and its Restricted Subsidiaries from any Unrestricted Subsidiary (other than in connection with the repayment of intercompany Indebtedness) and
(ii) fifteen percent (15%) of the sum of clauses (b)(i), (b)(ii) and (b)(iii) of the definition of "Operating Cash Flow" set forth herein.

         "Use of Proceeds Letter" shall mean that certain Use of Proceeds Letter, substantially in the form of Exhibit J attached hereto, to be delivered to the Administrative Agent and the Banks on the date of any Advance hereunder.

         Each definition of an agreement in this Article 1 shall include such agreement as modified, amended or supplemented from time to time in accordance herewith.


                                    ARTICLE 2

                                      Loans

         Section 2.1 The Loans. The Banks agree, severally, in accordance with their respective Commitment Ratios and not jointly, upon the terms and subject to the conditions of this Agreement and provided there exists no Default or Event of Default hereunder, to lend to the Borrower, prior to the Maturity Date, an amount not at any one time outstanding to exceed, in the aggregate, the Available Commitment. Subject to the terms and conditions hereof and provided there exists no Default or Event of Default hereunder, Advances under the Commitment may be repaid and reborrowed from time to time on a revolving basis.

         Section 2.2 Manner of Borrowing and Disbursement.

                  (a) Choice of Interest Rate, Etc. Any Advance under the Commitment shall, at the option of the Borrower, be made as a Base Rate Advance or a LIBOR Advance; provided, however, that at such time as there shall have occurred and be continuing a Default hereunder, the Borrower shall not have the right to receive a LIBOR Advance. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:00 a.m. (New York time) in order for such Business Day to count toward the minimum number of Business Days required.

                  (b)      Base Rate Advances.

                         (i) Advances. The Borrower shall give the Administrative Agent in the case of Base Rate Advances at least one (1) Business Day's irrevocable prior telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof.

                        (ii) Repayments and Reborrowings. The Borrower may repay or prepay a Base Rate Advance without regard to its Payment Date and
         (A) upon at least one (1) Business Day's irrevocable prior telephonic notice followed by written notice, reborrow all or a portion of the principal amount thereof as a Base Rate Advance, (B) upon at least three (3) Business Days' irrevocable prior telephonic notice followed by written notice, reborrow all or a portion of the principal thereof as one or more LIBOR Advances, or (C) not reborrow all or any portion of such Base Rate Advance. On the date indicated by the Borrower, such Base Rate Advance shall be so repaid and, as applicable, reborrowed. The failure to give timely notice hereunder with respect to the Payment Date of any Base Rate Advance shall be considered a request for a Base Rate Advance.

                  (c)      LIBOR Advances.

                         (i) Advances. Upon request, the Administrative Agent, whose determination in absence of manifest error shall be conclusive, shall determine the available LIBOR Bases and shall notify the Borrower of such LIBOR Bases. The Borrower shall give the Administrative Agent in the case of LIBOR Advances at least three (3) Business Days' irrevocable prior telephonic notice followed immediately by a Request for Advance; provided, however, that the Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given if acted upon by the Administrative Agent. Upon receipt of such notice from the Borrower, the Administrative Agent shall promptly notify each Bank by telephone or telecopy of the contents thereof.

                        (ii) Repayments and Reborrowings. At least three (3) Business Days prior to the Payment Date for each LIBOR Advance, the Borrower shall give the Administrative Agent telephonic notice followed by written notice specifying whether all or a portion of such LIBOR Advance (A) is to be repaid and then reborrowed in whole or in part as one or more LIBOR Advances, (B) is to be repaid and then reborrowed in whole or in part as a Base Rate Advance, or (C) is to be repaid and not reborrowed. The failure to give such notice shall preclude the Borrower from reborrowing such Advance as a LIBOR Advance on its Payment Date and shall be considered a request for a Base Rate Advance. Upon such Payment Date such LIBOR Advance will, subject to the provisions hereof, be so repaid and, as applicable, reborrowed.

                  (d) Notification of Banks. Upon receipt of a Request for Advance, or a notice from the Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly but no later than the close of business on the day of such notice notify each Bank by telephone or telecopy of the contents thereof and the amount of such Bank's portion of the Advance. Each Bank shall, not later than 12:00 noon (New York time) on the date of borrowing specified in such notice, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance which represents an additional borrowing hereunder in immediately available funds.

                  (e)      Disbursement.

                         (i) Prior to 2:00 p.m. (New York time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of the conditions set forth in Article 3 hereof, disburse the amounts made available to the Administrative Agent by the Banks in like funds by (A) transferring the amounts so made available by wire transfer pursuant to the Borrower's instructions, or (B) in the absence of such instructions, crediting the amounts so made available to the account of the Borrower maintained with the Administrative Agent.

                        (ii) Unless the Administrative Agent shall have received notice from a Bank prior to 12:00 noon (New York time) on the date of any Advance that such Bank will not make available to the
         Administrative Agent such Bank's ratable portion of such Advance, the Administrative Agent may assume that such Bank has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent the Bank does not make such ratable portion available to the Administrative Agent, such Bank agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate.

                       (iii) If such Bank shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's portion of the applicable Advance for purposes of this Agreement. If such Bank does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent, with interest at the Federal Funds Rate. The failure of any Bank to fund its portion of any Advance shall not relieve any other Bank of its obligation, if any, hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Bank shall be responsible for any such failure of any other Bank.

                        (iv) In the event that, at any time when the Borrower is not in Default and has otherwise satisfied each of the conditions in
         Section 3.2 hereof, a Bank for any reason fails or refuses to fund its portion of an Advance and such failure shall continue for a period in excess of thirty (30) days, then, until such time as such Bank has funded its portion of such Advance (which late funding shall not absolve such Bank from any liability it may have to the Borrower), or all other Banks have received payment in full from the Borrower (whether by repayment or prepayment) or otherwise of the principal and interest due in respect of such Advance, such non-funding Bank shall not have the right (A) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document, and such Bank's portion of the Loans shall not be counted as outstanding for purposes of determining "Majority Banks" hereunder, and
         (B) to receive payments of principal, interest or fees from the Borrower, the Administrative Agent or the other Banks in respect of its portion of the Loans.

         Section 2.3 Interest.

                  (a) On Base Rate Advances. Interest on each Base Rate Advance shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed and shall be payable at the Base Rate Basis for such Advance, in arrears on the applicable Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Maturity Date.

                  (b) On LIBOR Advances. Interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the LIBOR Basis for such Advance, in arrears on the applicable Payment Date, and, in addition, if the Interest Period for a LIBOR Advance exceeds three (3) months, interest on such LIBOR Advance shall also be due and payable in arrears on every three-month anniversary of the beginning of such Interest Period. Interest on LIBOR Advances then outstanding shall also be due and payable on the Maturity Date.

                  (c) Interest if no Notice of Selection of Interest Rate Basis. If the Borrower fails to give the Administrative Agent timely notice of its selection of a LIBOR Basis, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded, the Base Rate Basis shall apply to such Advance.

                  (d) Interest Upon Default. Immediately upon the occurrence of an Event of Default hereunder, the outstanding principal balance of the Loans shall bear interest at the Default Rate. Such interest shall be payable on demand by the Majority Banks and shall accrue until the earlier of (i) waiver or cure of the applicable Event of Default, (ii) agreement by the Majority Banks (or, if applicable to the underlying Event of Default, the Banks) to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations.

                  (e) LIBOR Contracts. At no time may the number of outstanding LIBOR Advances exceed six (6).

                  (f) Applicable Margin. With respect to any Advance, the Applicable Margin shall be as set forth in a certificate of the chief financial officer of the Borrower delivered to the Administrative Agent based upon the Applicable Margin Ratio for the most recent fiscal quarter end for which financial statements are furnished by the Borrower to the Administrative Agent and each Bank for the fiscal quarter most recently ended as follows:


        Applicable Margin Ratio       Base Rate Advance        LIBOR Advance
                                      Applicable Margin      Applicable Margin

A.      Greater than or equal              1.250%                 2.500%
        to 5.50:1

B.      Greater than or equal              1.125%                 2.375%
        to 5.00:1, but less
        than 5.50:1

C.      Greater than or equal              0.875%                 2.125%
        to 4.50:1, but less
        than 5.00:1

D.      Greater than or equal              0.625%                 1.875%
        to 4.00:1, but less
        than 4.50:1

E.      Less than 4.00:1                   0.250%                 1.500%


Changes to the Applicable Margin shall be effective (i) with respect to an increase in the Applicable Margin, as of the second (2nd) Business Day after the day on which the financial statements are required to be delivered to the Administrative Agent and the Banks pursuant to Section 6.1 or Section 6.2 hereof, as the case may be; provided, however, if such financial statements are not delivered to the Administrative Agent and the Banks on or before the date specified in such Section, such increase shall be effective as of the date specified in such Section for delivery of the financial statements, and (ii) with respect to a decrease in the Applicable Margin, as of the later of (A) the second (2nd) Business Day after the day on which such financial statements are required to be delivered pursuant to Section 6.1 or Section 6.2 hereof, as the case may be, and (B) the date on which such financial statements are actually delivered to the Administrative Agent and the Banks.

         Upon the occurrence and during the continuance of an Event of Default, the Applicable Margins shall not be subject to downward adjustment and shall automatically revert to the Applicable Margins set forth in part A of the above table until such time as such Event of Default is cured or waived.

         Section 2.4                Commitment Fees.

         (a) Commencing on the Agreement Date, and continuing until the date of the first Advance hereunder, the Borrower agrees to pay to the Administrative Agent for the account of each of the Banks, in accordance with its respective Commitment Ratio, a commitment fee on the amount of the Commitment for each day from the Agreement Date until the date of the first Advance hereunder of a rate of one-quarter of one percent (0.250%) per annum, which fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable on the date of the first Advance hereunder, and shall be fully earned when due and non-refundable when paid.

          (b) Commencing on the date of the first Advance hereunder and of all times thereafter, the Borrower agrees to pay to the Administrative Agent for the account of each of the Banks in accordance with its respective Commitment Ratio, a commitment fee on the aggregate unborrowed balance of the Commitment for each day from the date of the first Advance hereunder until the Maturity Date, at a rate of (i) one-half of one percent (0.500%) per annum when the Applicable Margin Ratio is greater than or equal to 4.00:1; and (ii) three-eighths of one percent (0.375%) per annum when the Applicable Margin Ratio is less than 4.00:1. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter, and shall be fully earned when due, and shall be non-refundable when paid. A final payment of any commitment fee then payable shall also be due and payable on the Maturity Date.

         Section 2.5                Mandatory Commitment Reductions.

                  (a) Scheduled Reductions. Commencing on September 30, 1999 and at the end of each calendar quarter thereafter, the Commitment as of September 29, 1999 shall be automatically and permanently reduced as set forth below (which reductions are in addition to those set forth in Sections 2.5(b), 2.5(c), 2.5(d) and 2.6 hereof):


                                                   Quarterly Percentage
                                                      of Reduction of
    Dates of Commitment Reduction                      Commitment as
                                                   of September 29, 1999

September 30, 1999 and December 31, 1999                  3.750%

March 31, 2000, June 30, 2000,                            3.125%
September 30, 2000 and December 31, 2000

March 31, 2001, June 30, 2001,                            4.375%
September 30, 2001 and December 31, 2001

March 31, 2002, June 30, 2002,                            5.625%
September 30, 2002 and December 31, 2002

March 31, 2003, June 30, 2003,                            5.625%
September 30, 2003 and December 31, 2003

March 31, 2004, June 30, 2004                             4.375%
September 30, 2004 and Maturity Date



The Borrower shall make a repayment of the Loans outstanding, together with accrued interest thereon, on or before the effective date of each reduction in the Commitment under this Section 2.5(a), such that the aggregate principal amount of the Loans outstanding at no time exceeds the Commitment as so reduced. Any remaining unpaid principal and interest under the Commitment shall be due and payable in full on the Maturity Date, and the Commitment shall thereupon terminate.

                  (b) Reduction From Excess Cash Flow. On April 15, 2000, and on each April 15 thereafter during the term of this Agreement, the Commitment shall be permanently reduced by an amount equal to fifty percent (50%) of Excess Cash Flow for the fiscal year immediately preceding the calculation date. Reductions to the Commitment under this Section shall be applied to the reductions set forth in Section 2.5(a) hereof in inverse order of the reductions set forth therein.

                  (c) Reduction From Permitted Asset Sales. On the Business Day following the date of receipt by the Borrower or any of its Restricted Subsidiaries of the Net Proceeds of any asset sale permitted pursuant to Section
7.4 hereof (other than with respect to the Philadelphia Disposition), the Commitment shall be automatically and permanently reduced by an amount equal to such Net Proceeds; provided, however, that the Commitment shall not be required to be reduced by such Net Proceeds until the amount of such unapplied Net Proceeds exceeds $250,000 in the aggregate; provided, further, however, that the Borrower may notify the Administrative Agent in writing that it intends to use any or all of such Net Proceeds to acquire fixed or capital assets permitted by
Section 7.6 hereof within six (6) months of the date of receipt of such Net Proceeds, in which case, the reduction in the Commitment up to the amount of the Net Proceeds intended to be used which is otherwise required by this Section 2.5(c) need not be made, but if all or part of such Net Proceeds are not used or irrevocably committed to be used within such 6-month period, the Commitment shall be permanently reduced by an amount equal to such Net Proceeds on the earlier of (i) the first day following the end of such 6-month period and (ii) the date on which the

Borrower has reasonably determined that such Net Proceeds shall not be so used. Reductions to the Commitment under this Section shall be applied to the reductions set forth in Section 2.5(a) hereof in inverse order of the reductions set forth therein.

                  (d) Reduction From Sale of Capital Stock and Debt Instruments. On the Business Day following the date of receipt by the Borrower of the net proceeds of any sale its Capital Stock or debt instruments or other securities (other than an amount not to exceed $2,000,000 in the aggregate from the sale of securities in connection with any employee stock option plan of the Borrower), the Commitment shall automatically and permanently be reduced by an amount equal
(i) 100% of such net proceeds to the extent the Leverage Ratio is greater than or equal to 4.0:1; or (ii) 50% of such net proceeds to the extent the Leverage Ratio is less than 4.0:1; provided, however, the provisions of this Section 2.5(d) shall not apply to equity contributions by the Parent or American Radio Systems. Reductions to the Commitment under this Section shall be applied to the reductions set forth in Section 2.5(a) hereof in inverse order of the reductions set forth therein.

         Section 2.6 Voluntary Commitment Reductions. The Borrower shall have the right, at any time and from time to time after the Agreement Date and prior to the Maturity Date, upon at least three (3) Business Days' prior written notice to the Administrative Agent, without premium or penalty, to cancel or reduce permanently all or a portion of the Commitment, on a pro rata basis among the Banks, provided, however, that any such -------- ------- partial reduction shall be made in an amount not less than $5,000,000 and in integral multiples of not less than $1,000,000. As of the date of cancellation or reduction set forth in such notice, the Commitment shall be permanently reduced to the amount stated in the Borrower's notice for all purposes herein, and the Borrower shall pay to the Administrative Agent for the Banks the amount necessary to reduce the principal amount of the Loans then outstanding under the Commitment to not more than the amount of the Commitment as so reduced, together with accrued interest on the amount so prepaid and commitment fees accrued through the date of the reduction with respect to the amount reduced. Reductions in the Commitment pursuant to this Section shall be applied pro rata to the then remaining reductions set forth in Section 2.5(a).

         Section 2.7 Prepayments and Repayments.

                  (a) Prepayment. The principal amount of any Base Rate Advance may be prepaid in full or ratably in part at any time, without penalty and without regard to the Payment Date for such Advance. LIBOR Advances may be prepaid prior to the applicable Payment Date, upon three (3) Business Days' prior written notice to the Administrative Agent, provided that the Borrower shall reimburse the Banks and the Administrative Agent, on demand by the applicable Bank or the Administrative Agent, for any loss or reasonable out-of-pocket expense incurred by any Bank or the Administrative Agent in connection with such prepayment, as set forth in Section 2.10 hereof. Any prepayment hereunder shall be in amounts of not less than $500,000 and in integral multiples of $100,000.

                  (b)      Repayments.

                         (i) Loans in Excess of Commitment. If, at any time, the amount of the Loans then outstanding shall exceed the Available Commitment, the Borrower shall, on such date and subject to Sections
         2.10 and 2.11 hereof, make a repayment of the principal amount of the Loans in an amount equal to such excess, together with any accrued interest and fees with respect thereto.

                        (ii) From Excess Cash Flow. On April 15, 2000, and on each April 15 thereafter during the term of this Agreement, the Borrower shall make a repayment of the Loans then outstanding in an amount equal to fifty percent (50%) of the Excess Cash Flow for the fiscal year immediately preceding the calculation date.


                       (iii) From Permitted Asset Sales. On the Business Day following the date of receipt by the Borrower or any of its Restricted Subsidiaries of the Net Proceeds of any asset sale permitted pursuant to Section 7.4 hereof (other than with respect to the Philadelphia Disposition), and to the extent that the Borrower is required to reduce the Commitment pursuant to Section 2.5(c) hereof, the Borrower shall make a repayment of the Loans by an amount equal to the amount of such reduction.

                        (iv) From Capital Stock and Debt Instruments. On the Business Day following the receipt by the Borrower of the Net Proceeds of any sale of its Capital Stock or debt instruments or other securities, and to the extent that the Borrower is required to reduce the Commitment pursuant to Section 2.5(d) hereof, the Borrower shall make a repayment of the Loans by an amount equal to the amount of such reduction.

                         (v) Maturity Date. In addition to the foregoing, a final payment of all Obligations then outstanding shall be due and payable on the Maturity Date.

         Section 2.8 Notes; Loan Accounts.

                  (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein and shall be evidenced by the Notes. One Note shall be payable to the order of each Bank, in accordance with such Bank's respective Commitment Ratio. The Notes shall be issued by the Borrower to the Banks and shall be duly executed and delivered by one or more Authorized Signatories.

                  (b) Each Bank may open and maintain on its books in the name of the Borrower a loan account with respect to its portion of the Loans and interest thereon. Each Bank which opens such a loan account shall debit such loan account for the principal amount of its portion of each Advance made by it and accrued interest thereon, and shall credit such loan account for each payment on account of principal of or interest on its Loans. The records of a Bank with respect to the loan account maintained by it shall be prima facie evidence of its portion of the Loans and accrued interest thereon absent manifest error, but the failure of any Bank to make any such notations or any error or mistake in such notations shall not affect the Borrower's repayment obligations with respect to such Loans.

         Section 2.9 Manner of Payment.

                  (a) Each payment (including any prepayment) by the Borrower on account of the principal of or interest on the Loans, commitment fees and any other amount owed to the Banks or the Administrative Agent or any of them under this Agreement or the Notes shall be made not later than 1:00 p.m. (New York time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Banks or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 1:00 p.m. (New York time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment intended for any Bank or Banks hereunder prior to 1:00 p.m. (New York time) on any Business Day shall be deemed to constitute receipt by such Bank or Banks on such Business Day. In the case of a payment for the account of a Bank, the Administrative Agent will promptly, but no later than the close of business on the date such payment is deemed received, thereafter distribute the amount so received in like funds to such Bank. If the Administrative Agent shall not have received any payment from the Borrower as and when due, the Administrative Agent will promptly notify the Banks accordingly. In the event that the Administrative Agent shall fail to make distribution to any Bank as required under this Section 2.9, the Administrative Agent agrees to pay such Bank interest from the date such payment was due until paid at the Federal Funds Rate.

                  (b) The Borrower agrees to pay principal, interest, fees and all other amounts due hereunder or under the Notes without set-off or counterclaim or any deduction whatsoever.

                  (c)  Prior to the  declaration  of an Event of  Default  under
Section 8.2 hereof, if some but less than all amounts due from the Borrower are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all on a pro rata basis to the Banks: (i) to the payment on a pro rata basis of any fees or expenses then due and payable to the Administrative Agent or the Banks, or any of them; (ii) to the payment of interest then due and payable on the Loans; (iii) to the payment of all other amounts not otherwise referred to in this Section 2.9(c) then due and payable to the Administrative Agent or the Banks, or any of them, hereunder or under the Notes or any other Loan Document; and (iv) to the payment of principal then due and payable on the Loans.

                  (d) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

         Section 2.10 Reimbursement.

                  (a) Whenever any Bank shall sustain or incur any losses or reasonable out-of-pocket expenses in connection with (i) failure by the Borrower to borrow any LIBOR Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3), or (ii) prepayment (or failure to prepay after giving notice thereof) of any LIBOR Advance in whole or in part for any reason, the Borrower agrees to pay to such Bank, upon such Bank's demand, an amount sufficient to compensate such Bank for all such losses and out-of-pocket expenses. Such Bank's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing and accompanied by calculations in reasonable detail demonstrating the basis for its demand, shall be presumptively correct absent manifest error.

                  (b) Losses subject to reimbursement hereunder shall include, without limiting the generality of the foregoing, lost margins, expenses incurred by any Bank or any participant of such Bank permitted hereunder in connection with the re-employment of funds prepaid, paid, repaid, not borrowed, or not paid, as the case may be, and will be payable whether the Maturity Date is changed by virtue of an amendment hereto (unless such amendment expressly waives such payment) or as a result of acceleration of the Obligations.

         Section 2.11 Pro Rata Treatment.

                  (a) Advances. Each Advance from the Banks hereunder, shall be made pro rata on the basis of the respective Commitment Ratios of the Banks.

                  (b) Payments. Each payment and prepayment of principal of the Loans, and, except as provided in Section 2.2(e) and Article 10 hereof, each payment of interest on the Loans, shall be made to the Banks pro rata on the basis of their respective unpaid principal amounts outstanding under the Notes immediately prior to such payment or prepayment. If any Bank shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans in excess of its ratable share of the Loans under its Commitment Ratio, such Bank shall forthwith purchase from the other Banks such participations in the portion of the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.11(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation.

         Section 2.12 Capital Adequacy. If after the date hereof, the adoption of any Applicable Law regarding the capital adequacy of banks or bank holding companies, or any change in Applicable Law (whether adopted before or after the Agreement Date) or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank with any directive regarding capital adequacy

(whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on any Bank's capital as a consequence of its obligations hereunder with respect to the Loans and the Commitment to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Bank's capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Bank to be material, then, upon demand by such Bank, the Borrower shall promptly pay to such Bank such additional amounts as shall be sufficient to compensate such Bank for such reduced return, together with interest on such amount from the fourth (4th) Business Day after the date of demand or the Maturity Date, as applicable, until payment in full thereof at the Default Rate. A certificate of such Bank setting forth the amount to be paid to such Bank by the Borrower as a result of any event referred to in this paragraph and supporting calculations in reasonable detail shall be presumptively correct absent manifest error.

         Section 2.13 Bank Tax Forms. On or prior to the Agreement Date and on or prior to the first Business Day of each calendar year thereafter, each Bank which is organized in a jurisdiction other than the United States shall provide each of the Administrative Agent and the Borrower with a properly executed originals of Forms 4224 or 1001 (or any successor form) prescribed by the Internal Revenue Service or other documents satisfactory to the Borrower and the Administrative Agent, and properly executed Internal Revenue Service Forms W-8 or W-9, as the case may be, certifying (i) as to such Bank's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Bank hereunder and under the Notes or (ii) that all payments to be made to such Bank hereunder and under the Notes are subject to such taxes at a rate reduced to zero by an applicable tax treaty. Each such Bank agrees to provide the Administrative Agent and the Borrower with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Borrower.

                                    ARTICLE 3

                              Conditions Precedent

         Section 3.1 Conditions Precedent to Initial Advance. The obligation of the Banks to undertake the Commitment and to make the initial Advance hereunder are subject to the prior or contemporaneous fulfillment of each of the following conditions:

                  (a) The Administrative Agent and the Banks shall have received each of the following:

                         (i)        this Agreement duly executed;

                        (ii) the loan certificate of the Borrower dated as of the Agreement Date, in substantially the form attached hereto as Exhibit K, including a certificate of incumbency with respect to each Authorized Signatory of such Person, together with the following items:
         (A) a true, complete and correct copy of the Certificate of Incorporation and By-laws of the Borrower as in effect on the Agreement Date, (B) certificates of good standing for the Borrower issued by the Secretary of State or similar state official for the state of incorporation of the Borrower and for each state in which the Borrower is required to qualify to do business, (C) a true, complete and correct copy of the corporate resolutions of the Borrower authorizing the Borrower to execute, deliver and perform this Agreement and the other Loan Documents, and (D) a true, complete and correct copy of any shareholders' agreements or voting trust agreements in effect with respect to the stock of the Borrower;

                       (iii)        duly executed Notes;

                        (iv)        duly executed Security Documents;

                         (v) copies of insurance binders or certificates covering the assets of the Borrower and its Restricted Subsidiaries, and otherwise meeting the requirements of Section 5.5 hereof, together with copies of the underlying insurance policies;

                        (vi) legal opinion of Sullivan & Worcester LLP counsel to the Borrower; addressed to each Bank and the Administrative Agent and dated as of the Agreement Date;

                       (vii) duly executed Certificate of Financial Condition for the Borrower and its Restricted Subsidiaries on a consolidated and consolidating basis, given by the chief financial officer of the Borrower;

                      (viii) copies of the most recent quarterly financial statements of the Borrower and its Restricted Subsidiaries provided to each Bank and each Administrative Agent, certified by the chief financial officer of the Borrower;

                        (ix) all such other documents as the Administrative Agent may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

                  (b) The Administrative Agent and the Banks shall have received evidence satisfactory to them that all Necessary Authorizations, including all necessary consents to the closing of this Agreement, have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrower, threatened reversal or cancellation, and the Administrative Agent and the Banks shall have received a certificate of an Authorized Signatory so stating.

                  (c) The Borrower shall certify to the Administrative Agent and the Banks that each of the representations and warranties in Article 4 hereof are true and correct in all material respects as of the Agreement Date and that no Default or Event of Default then exists or is continuing.

                  (d) The Administrative Agent shall have received evidence reasonably satisfactory to it that the Parent or American Radio Systems has contributed not less than $25,000,000 of equity into the Borrower comprised of not less than $15,000,000 in cash (or acquisitions of property from non-Affiliates made with Capital Stock of American Radio Systems) and the balance in tangible assets (valued at American Radio Systems's cost for such assets).

                  (e) The Borrower shall have paid to the Administrative Agent for the account of each Bank the facility fees set forth in those letter agreements dated the Agreement Date in favor of each Bank.

                  (f) The Administrative Agent shall have received evidence reasonably satisfactory to it that no real property owned by the Borrower is located in a Federal or state designated flood zone or, to the extent that any such real property is located in a Federal or state designated flood zone, evidence satisfactory to it that such real property is sufficiently insured against flood related losses.

         Section 3.2 Conditions Precedent to Each Advance. The obligation of the Banks to make each Advance on or after the Agreement Date is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

                  (a) All of the representations and warranties of the Borrower under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrower's Restricted Subsidiaries), which, pursuant to Section 4.2 hereof, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance, and after giving effect to any updates to information provided to the Banks in accordance with the terms of such representations and warranties, and no Default hereunder shall then exist or be caused thereby;

                  (b) With respect to Advances which, if funded,  would increase
the   aggregate   principal   amount  of  Loans   outstanding   hereunder,   the
Administrative Agent shall have received a duly executed Request for Advance;

                  (c) The Administrative Agent and the Banks shall have received all such other certificates, reports, statements, opinions of counsel (if such Advance is in connection with an Acquisition) or other documents as the Administrative Agent or any Bank may reasonably request;

                  (d) With respect to any Advance relating to any Acquisition or the formation of any Subsidiary which is permitted hereunder, the Administrative Agent and the Banks shall have received such documents and instruments relating to such Acquisition or formation of a new Restricted Subsidiary as are described in Section 5.14 hereof or otherwise required herein.



                                    ARTICLE 4

                         Representations and Warranties

         Section 4.1 Representations and Warranties. The Borrower hereby agrees, represents and warrants, upon the Agreement Date, in favor of the Administrative Agent and each Bank that:

                  (a) Organization; Ownership; Power; Qualification. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower has the corporate power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. Except as set forth on Schedule 4.1(a) attached hereto, each Restricted Subsidiary of the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its properties and to carry on its business as now being and as proposed hereafter to be conducted. The Borrower and each of its Restricted Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses requires such qualification or authorization, except where failure to be so qualified, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (b) Authorization; Enforceability. The Borrower has the corporate power and has taken all necessary corporate action to authorize it to borrow hereunder, to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Borrower and is, and each of the other Loan Documents to which the Borrower is party is, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity.

                  (c)   Subsidiaries:    Authorization;    Enforceability.   The
Borrower's Restricted Subsidiaries and the Borrower's direct and indirect ownership thereof as of the Agreement Date are as set forth on Schedule 4.1(c) attached hereto, and to the extent such Restricted Subsidiaries are corporations, the Borrower has the unrestricted right to vote the issued and outstanding shares of the Restricted Subsidiaries shown thereon and such shares of such Restricted Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Restricted Subsidiary of the Borrower has the corporate power and has taken all necessary corporate action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Restricted Subsidiary of the Borrower is party is a legal, valid and binding obligation of such Restricted Subsidiary enforceable against such Restricted Subsidiary in accordance with its terms, subject, as enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity. The Borrower's ownership interest in each of its Restricted Subsidiaries represents a direct or indirect controlling interest of such Restricted Subsidiary for purposes of directing or causing the direction of the management and policies of each Restricted Subsidiary.

                  (d) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance, in accordance with their respective terms, by the Borrower of this Agreement and the Notes, and by the Borrower and its Restricted Subsidiaries of each of the other Loan Documents to which they are respectively party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval, governmental or otherwise, not already obtained, (ii) violate any Applicable Law respecting the Borrower or any Restricted Subsidiary of the Borrower, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws or partnership agreements, as the case may be, as amended, of the Borrower or of any Restricted Subsidiary of the Borrower, or under any material indenture, agreement, or other instrument, including without limitation the Licenses, to which the Borrower or any of its Restricted Subsidiaries is a party or by which any of them or their respective properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any of its Restricted Subsidiaries, except for Permitted Liens.

                  (e) Business. The Borrower, together with its Subsidiaries, is engaged in the business of owning, constructing, managing, operating, and investing in communications tower facilities.

                  (f) Licenses, etc. The Licenses have been duly issued and are in full force and effect. The Borrower and its Restricted Subsidiaries are in compliance in all material respects with all of the provisions thereof. The Borrower and its Restricted Subsidiaries have secured all Necessary Authorizations and all such Necessary Authorizations are in full force and effect. Neither any License nor any Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened revocation.

                  (g) Compliance with Law. The Borrower and its Restricted Subsidiaries are in compliance with all Applicable Law, except where the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect.

                  (h) Title to Assets. As of the Agreement Date, the Borrower and its Restricted Subsidiaries have good, legal and marketable title to, or a valid leasehold interest in, all of its assets. None of the properties or assets of the Borrower or any of its Restricted Subsidiaries is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names the Borrower or any of its Restricted Subsidiaries as debtor or which covers or purports to cover any of the assets of the Borrower or any of its Restricted Subsidiaries is currently effective and on file in any state or other jurisdiction, and neither the Borrower nor any of its Restricted Subsidiaries has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing.

                  (i) Litigation. As of the date hereof, there is no action, suit, proceeding or investigation pending against, or, to the knowledge of the Borrower, threatened against or in any other manner relating adversely to, the Borrower or any of its Restricted Subsidiaries or any of their respective properties, including without limitation the Licenses, in any court or before any arbitrator of any kind or before or by any governmental body (including without limitation the FCC) except as set forth on Schedule 4.1(i) attached hereto (as such schedule may be updated from time to time). No such action, suit, proceeding or investigation (i) calls into question the validity of this Agreement or any other Loan Document, or (ii) individually or collectively involves the possibility of any judgment or liability not fully covered by insurance which, if determined adversely to the Borrower or any of its Restricted Subsidiaries, would have a Materially Adverse Effect.

                  (j) Taxes. All federal, state and other tax returns of the Borrower and each of its Restricted Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by the Borrower or any of its Restricted Subsidiaries or imposed upon the Borrower or any of its Restricted Subsidiaries or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such taxes (i) (x) the payment of which the Borrower or any of its Restricted Subsidiaries is diligently contesting in good faith by appropriate proceedings, (y) for which adequate reserves have been provided on the books of the Borrower or the Restricted Subsidiary of the Borrower involved, and (z) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced, or (ii) which may result from audits not yet conducted. The charges, accruals and reserves on the books of the Borrower and each of its Restricted Subsidiaries in respect of taxes are, in the judgment of the Borrower, adequate.

                  (k) Financial Statements. The Borrower has furnished or caused to be furnished to the Administrative Agent and the Banks as of the Agreement Date, the audited financial statements for American Radio Systems and its Subsidiaries on a consolidated basis for the fiscal year ended December 31, 1995, and unaudited financial statements for the Borrower and its Restricted Subsidiaries for the fiscal quarter ended June 30, 1996, all of which have been prepared in accordance with GAAP and present fairly in all material respects the financial position of the Borrower and its Restricted Subsidiaries on a consolidated basis, on and as at such dates and the results of operations for the periods then ended (subject, in the case of unaudited financial statements, to normal year-end and audit adjustments). Neither the Borrower nor any of its Restricted Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in the preceding sentence or as set forth or referred to in this Agreement.

                  (l) No Material Adverse Change. There has occurred no event since June 30, 1996 which has or which could reasonably be expected to have a Materially Adverse Effect.

                  (m) ERISA. The Borrower and each Subsidiary of the Borrower and each of their respective Plans are in compliance with ERISA and the Code and neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. The Borrower, each of its Subsidiaries, and each other ERISA Affiliate have complied in all material respects with all requirements of COBRA. Neither the Borrower nor any of its Subsidiaries has made any promises of retirement or other benefits to employees, except as set forth in the Plans, in written agreements with such employees, or in the Borrower's employee handbook and memoranda to employees. Neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, has incurred any material liability to PBGC in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan, the payment of which PBGC would guarantee if such Plan were terminated, and such assets are also sufficient to provide all other "benefit liabilities" (within the meaning of Section 4041 of ERISA) due under the Plan upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of the Borrower or any of its Subsidiaries, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust, to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code. Neither the Borrower nor any of its ERISA Affiliates, including its Subsidiaries, is or has been obligated to make any payment to a Multiemployer Plan.

                  (n) Compliance with Regulations G, T, U and X. Neither the Borrower nor any of the Borrower's Restricted Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying, and neither the Borrower nor any of the Borrower's Restricted Subsidiaries owns or presently intends to acquire, any "margin security" or "margin stock" as defined in Regulations G, T, U, and X (12 C.F.R. Parts 207, 220, 221 and 224) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulations G, T, U, and X. The Borrower has not taken, caused or authorized to be taken, and will not take any action which might cause this Agreement or the Notes to violate Regulation G, T, U, or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as now in effect or as the same may hereafter be in effect. If so requested by the Administrative Agent, the Borrower will furnish the Administrative Agent with (i) a statement or statements in conformity with the requirements of Federal Reserve Forms G-3 and/or U-1 referred to in Regulations G and U of said Board of Governors and
(ii) other documents evidencing its compliance with the margin regulations, reasonably requested by the Administrative Agent. Neither the making of the Loans nor the use of proceeds thereof will violate, or be inconsistent with, the provisions of Regulation G, T, U, or X of said Board of Governors.

                  (o) Investment Company Act. Neither the Borrower nor any of its Restricted Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by the Borrower and its Restricted Subsidiaries of this Agreement and the Loan Documents nor the issuance of the Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

                  (p) Governmental Regulation. Neither the Borrower nor any of its Restricted Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement or any other Loan Document. Neither the Borrower nor any of its Restricted Subsidiaries is required to obtain any consent, approval, authorization, permit or license which has not already been obtained from, or effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document, other than filing of appropriate UCC financing statements and mortgages.

                  (q) Absence of Default, Etc. The Borrower and its Restricted Subsidiaries are in compliance in all respects with all of the provisions of their respective partnership agreements, Certificates or Articles of
Incorporation and By-Laws, as the case may be, and no event has occurred or failed to occur (including, without limitation, any matter which could create a Default hereunder by cross-default) which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, (i) a Default or (ii) a material default by the Borrower or any of its Restricted Subsidiaries under any indenture, agreement or other instrument relating to Indebtedness of the Borrower or any of its Restricted Subsidiaries in the amount of $1,000,000 or more in the aggregate, any material License, or any judgment, decree or order to which the Borrower or any of its Restricted Subsidiaries is a party or by which the Borrower or any of its Restricted Subsidiaries or any of their respective properties may be bound or affected.

                  (r) Accuracy and Completeness of Information. All information, reports, prospectuses and other papers and data relating to the Borrower or any of its Restricted Subsidiaries and furnished by or on behalf of the Borrower or any of its Restricted Subsidiaries to the Administrative Agent or the Banks, taken as a whole, were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Banks true and accurate knowledge of the subject matter, and all projections, consisting of a consolidated projected cash flow statement, an income statement, and a balance sheet for Borrower and its Restricted Subsidiaries (the "Projections") (i) disclose all assumptions made with respect to costs, general economic conditions, and financial and market conditions formulating the Projections; (ii) are based on reasonable estimates and assumptions; and (iii) reflect, as of the date prepared, and continue to reflect, as of the date hereof, the reasonable estimate of Borrower of the results of operations and other information projected therein for the periods covered thereby.

                  (s) Agreements with Affiliates. Except for agreements or arrangements with Affiliates wherein the Borrower or one or more of its Restricted Subsidiaries provides services to such Affiliates for fair consideration or which are set forth on Schedule 4.1(s) attached hereto, neither the Borrower nor any of its Restricted Subsidiaries has (i) any written agreements or binding arrangements of any kind with any Affiliate or (ii) any management or consulting agreements of any kind with any Affiliate, other than those between the Borrower and its Restricted Subsidiaries.

                  (t) Payment of Wages. The Borrower and each of its Restricted Subsidiaries are in compliance with the Fair Labor Standards Act, as amended, in all material respects, and to the knowledge of the Borrower and each of its Subsidiaries, such Persons have paid all minimum and overtime wages required by law to be paid to their respective employees.

                  (u) Priority. The Security Interest is a valid and, upon filing of appropriate UCC financing statements and/or mortgages, will be a perfected first priority security interest in the Collateral in favor of the Administrative Agent, for the benefit of itself and the Banks, securing, in accordance with the terms of the Security Documents, the Obligations, and the Collateral is subject to no Liens other than Permitted Liens. The Liens created by the Security Documents are enforceable as security for the Obligations in accordance with their terms with respect to the Collateral subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any of its Subsidiaries, as the case may be).

                  (v) Indebtedness. Except as shown on the financial statements of Borrower for the fiscal quarter ended June 30, 1996, or as described on
Schedule 4.1(v) attached hereto neither the Borrower nor any of its Restricted Subsidiaries has outstanding, as of the Agreement Date, and after giving effect to the initial Advances hereunder on the Agreement Date, any Indebtedness for Money Borrowed.

                  (w) Solvency. As of the Agreement Date and after giving effect to the transactions contemplated by the Loan Documents (i) the property of the Borrower, at a fair valuation, will exceed its debt; (ii) the capital of the Borrower will not be unreasonably small to conduct its business; (iii) the Borrower will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of the Borrower will be greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Section, "debt" means any liability on a claim, and "claim" means (i) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (ii) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

         Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and any other Loan Document shall be deemed to be made, and shall be true and correct in all material respects, at and as of the Agreement Date and on the date of each Advance except to the extent relating specifically to the Agreement Date. All representations and warranties made under this Agreement and the other Loan Documents shall survive, and not be waived by, the execution hereof by the Banks and the Administrative Agent, any investigation or inquiry by any Bank or the Administrative Agent, or the making of any Advance under this Agreement.


                                    ARTICLE 5

                                General Covenants

         So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Banks, or such greater number of Banks as may be expressly provided herein, shall otherwise consent in writing:

         Section 5.1 Preservation of Existence and Similar Matters. Except as permitted under Section 7.4 hereof, the Borrower will, and will cause each of its Restricted Subsidiaries to:

                  (i) preserve and maintain its existence, and its material rights, franchises, licenses and privileges in the state of its incorporation, including, without limiting the foregoing, the Licenses and all other Necessary
         Authorizations; and

                        (ii) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, except for such failure to so qualify and be so authorized as could not reasonably be expected to have a Material Adverse Effect.

         Section 5.2 Business; Compliance with Applicable Law. The Borrower will, and will cause each of its Restricted Subsidiaries to, (a) engage in the business of owning, constructing, managing, operating and investing in communications tower facilities and related businesses and no unrelated activities, and (b) comply in all material respects with the requirements of all Applicable Law.

         Section 5.3 Maintenance of Properties. The Borrower will, and will cause each of its Restricted Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all properties used in their respective businesses (whether owned or held under lease), other than obsolete equipment or unused assets and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

         Section 5.4 Accounting Methods and Financial Records. The Borrower will, and will cause each of its Restricted Subsidiaries on a consolidated and consolidating basis to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP and keep accurate and complete records of their respective properties and assets. The Borrower and its Restricted Subsidiaries will maintain a fiscal year ending on December 31.

         Section 5.5 Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to:

                  (a) Maintain insurance including, but not limited to, business interruption coverage and public liability coverage insurance from responsible companies in such amounts and against such risks to the Borrower and each of its Restricted Subsidiaries as is prudent for similarly situated companies engaged in the communications tower industry.

                  (b) Keep their respective assets insured by insurers on terms and in a manner reasonably acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, loss in transit, explosions and hazards insured against by extended coverage, in amounts which are prudent for the communications tower management and operation industry and reasonably satisfactory to the Administrative Agent, all premiums thereon to be paid by the Borrower and its Restricted Subsidiaries.

                  (c) Require that each insurance policy provide for at least thirty (30) days' prior written notice to the Administrative Agent of any termination of or proposed cancellation or nonrenewal of such policy, and name the Administrative Agent as additional named lender loss payee and, as appropriate, additional insured, to the extent of the Obligations.

         Section 5.6 Payment of Taxes and Claims. The Borrower will, and will cause each of its Restricted Subsidiaries to, pay and discharge all taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by them or imposed upon them or their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of their properties; except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Borrower will, and will cause each of its Restricted Subsidiaries to, timely file all information returns required by federal, state or local tax authorities.

         Section 5.7 Compliance with ERISA.

                  (a) The Borrower shall, and shall cause its Subsidiaries to, make all contributions to any Employee Pension Plan when such contributions are due and not incur any "accumulated funding deficiency" within the meaning of
Section 412(a) of the Code, whether or not waived, and will otherwise comply with the requirements of the Code and ERISA with respect to the operation of all Plans, except to the extent that the failure to so comply could not have a Materially Adverse Effect.

                  (b) The Borrower shall, and shall cause its Subsidiaries to, comply in all respects with the requirements of COBRA with respect to any Plans subject to the requirements thereof, except to the extent that the failure to so comply could not have a Materially Adverse Effect.

                  (c) The Borrower shall furnish to Administrative Agent (i) within 30 days after any officer of the Borrower obtains knowledge that a "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries, that any Reportable Event has occurred with respect to any Employee Pension Plan or that PBGC has instituted or will institute proceedings under Title IV of ERISA to terminate any Employee Pension Plan or to appoint a trustee to administer any Employee Pension Plan, a statement setting forth the details as to such prohibited transaction, Reportable Event or termination or appointment proceedings and the action which it (or any other Employee Pension Plan sponsor if other than the Borrower) proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to PBGC if a copy of such notice is available to the Borrower, any of its Subsidiaries or any of its ERISA Affiliates, (ii) promptly after receipt thereof, a copy of any notice the Borrower, any of its Subsidiaries or any of its ERISA Affiliates or the sponsor of any Plan receives from PBGC, or the Internal Revenue Service or the Department of Labor which sets forth or proposes any action or determination with respect to such Plan, (iii) promptly after the filing thereof, any annual report required to be filed pursuant to ERISA in connection with each Plan maintained by the Borrower or any of its ERISA Affiliates, including the Subsidiaries, and (iv) promptly upon the Administrative Agent's request therefor, such additional information concerning any such Plan as may be reasonably requested by the Administrative Agent.

                  (d) The Borrower will promptly notify the Administrative Agent of any excise taxes which have been assessed or which the Borrower, any of its Subsidiaries or any of its ERISA Affiliates has reason to believe may be assessed against the Borrower, any of its Subsidiaries or any of its ERISA Affiliates by the Internal Revenue Service or the Department of Labor with respect to any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries.

                  (e)  Within  the time  required  for  notice to the PBGC under
Section 302(f)(4)(A) of ERISA, the Borrower will notify the Administrative Agent of any lien arising under Section 302(f) of ERISA in favor of any Plan of the Borrower or its ERISA Affiliates, including its Subsidiaries.

                  (f) The Borrower will not, and will not permit any of its Subsidiaries or any of its ERISA Affiliates to take any of the following actions or permit any of the following events to occur if such action or event together with all other such actions or events would subject the Borrower, any of its Subsidiaries, or any of its ERISA Affiliates to any tax, penalty, or other liabilities which could have a Materially Adverse Effect:

                         (i) engage in any transaction in connection with which the Borrower, any of its Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

                        (ii) terminate any Employee Pension Plan in a manner, or take any other action, which could result in any liability of the Borrower, any of its Subsidiaries or any ERISA Affiliate to the PBGC;

                       (iii) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency within the meaning of Section 412(a) of the Code, whether or not waived, with respect to any Employee Pension Plan; or

                        (iv) permit the present value of all benefit liabilities under all Employee Pension Plans which are subject to Title IV of ERISA to exceed the present value of the assets of such Plans allocable to such benefit liabilities (within the meaning of Section 4041 of ERISA), except as may be permitted under actuarial funding standards adopted in accordance with Section 412 of the Code.

         Section 5.8 Visits and Inspections. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit representatives of the Administrative Agent and any of the Banks, upon reasonable notice, to (i) visit and inspect the properties of the Borrower or any of its Restricted Subsidiaries during business hours, (ii) inspect and make extracts from and copies of their respective books and records, and (iii) discuss with their respective principal officers their respective businesses, assets, liabilities, financial positions, results of operations and business prospects. The Borrower and each of its Restricted Subsidiaries will also permit representatives of the Administrative Agent and any of the Banks to discuss with their respective accountants the Borrower's and the Borrower's Restricted Subsidiaries' businesses, assets, liabilities, financial positions, results of operations and business prospects.

         Section 5.9 Payment of Indebtedness; Loans. Subject to any provisions herein or in any other Loan Document, the Borrower will, and will cause each of its Restricted Subsidiaries to, pay any and all of their respective Indebtedness when and as it becomes due, other than amounts diligently disputed in good faith and for which adequate reserves have been set aside in accordance with GAAP.

         Section 5.10 Use of Proceeds. The Borrower will use the aggregate proceeds of all Advances under the Loans directly or indirectly:

                  (a) to fund Acquisitions permitted by Section 7.6 hereof;

                  (b) to fund Capital Expenditures to the extent permitted under
Section 7.11 hereof; and

                  (c) for working capital needs and other corporate purposes of the Borrower and its Restricted Subsidiaries (including, without limitation, the fees and expenses incurred in connection with the execution and delivery of this Agreement) which do not otherwise conflict with this Section 5.10.

No proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying, any margin stock within the meaning of Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System.

         Section 5.11 Real Estate. The Borrower shall, and shall cause its Restricted Subsidiaries to, on the Agreement Date, and, thereafter, within thirty (30) days of the acquisition of any real estate permitted under Section
7.13 hereof, grant a mortgage to the Administrative Agent securing the Obligations (or such amount thereof as is equal to the fair market value of such real estate if the Majority Banks so permit), in form and substance reasonably satisfactory to the Administrative Agent, covering any parcel of real estate as may be owned by the Borrower or any of its Restricted Subsidiaries; provided, that (a) this Section 5.11 shall not apply to the Philadelphia Disposition and
(b) any real estate so acquired that is incidental to such Acquisition or is otherwise incidental to or not useful in the business of Borrower or such Restricted Subsidiary, Borrower may notify the Administrative Agent in writing that it or such Restricted Subsidiary intends to, subject to Section 2.5(c) hereof, sell such real estate within eight (8) months of the date of the acquisition thereof, in which case, the mortgage required to be granted pursuant to this Section 5.11 need not be granted, but if such real estate is not sold in such eight (8) month period, Borrower or such Restricted Subsidiary shall, on the first Business Day following the end of such eight (8) month period, grant a mortgage with respect to such real estate to the Administrative Agent as required and in accordance with this Section 5.11. The Borrower shall, and shall cause its Restricted Subsidiaries to, deliver to the Administrative Agent all documentation, including opinions of counsel and policies of title insurance, which in the reasonable opinion of the Administrative Agent are appropriate with each such grant, including any phase I environmental audit requested by the Majority Banks.

         Section 5.12 Indemnity. The Borrower agrees to indemnify and hold harmless each Bank, the Administrative Agent, and each of their respective affiliates, employees, representatives, shareholders, officers and directors (any of the foregoing shall be an "Indemnitee") from and against any and all claims, liabilities, losses, damages, actions, reasonable attorneys' fees and expenses (as such fees and expenses are incurred) and demands by any party, including the costs of investigating and defending such claims, whether or not the Borrower, any Restricted Subsidiary or the Person seeking indemnification is the prevailing party (a) resulting from any breach or alleged breach by the Borrower or any Restricted Subsidiary of the Borrower of any representation or warranty made hereunder; or (b) otherwise arising out of (i) the Commitment or otherwise under this Agreement, any Loan Document or any transaction contemplated hereby or thereby, including, without limitation, the use of the proceeds of Loans hereunder in any fashion by the Borrower or the performance of their respective obligations under the Loan Documents by the Borrower or any of its Restricted Subsidiaries, (ii) allegations of any participation by the Banks, the Administrative Agent, or any of them, in the affairs of the Borrower or any of its Subsidiaries, or allegations that any of them has any joint liability with the Borrower or any of its Restricted Subsidiaries for any reason, (iii) any claims against the Banks, the Administrative Agent, or any of them, by any shareholder or other investor in or lender to the Borrower or any Restricted
Subsidiary, by any brokers or finders or investment advisers or investment bankers retained by the Borrower or by any other third party, arising out of the Commitment or otherwise under this Agreement; or (c) in connection with taxes (not including federal or state income or franchise taxes or other taxes based solely upon the revenues or income of such Persons), fees, and other charges payable in connection with the Loans, or the execution, delivery, and enforcement of this Agreement, the Security Documents, the other Loan Documents, and any amendments thereto or waivers of any of the provisions thereof; unless the Person seeking indemnification hereunder is determined in such case to have acted with gross negligence or willful misconduct, in any case, by a final, non-appealable judicial order. The obligations of the Borrower under this Section 5.12 are in addition to, and shall not otherwise limit, any liabilities which the Borrower might otherwise have in connection with any warranties or similar obligations of the Borrower in any other Loan Document.

         Section 5.13 Interest Rate Hedging. Within sixty (60) days of the Agreement Date and forty-five (45) days after each Advance, the Borrower shall enter into (and shall at all times thereafter maintain for a period of not less than two (2) years) one or more Interest Hedge Agreements with respect to the Borrower's interest obligations on not less than fifty percent (50%) of the principal amount of the Loans outstanding from time to time. Such Interest Hedge Agreements shall provide interest rate protection in conformity with International Swap Dealers Association standards and for an average period of at least two (2) years from the date of such Interest Hedge Agreements or, if earlier, until the Maturity Date on terms reasonably acceptable to the
Administrative Agent, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Hedge Agreement. All Obligations of the Borrower to either Administrative Agent or any of the Banks pursuant to any Interest Hedge Agreement and all Liens granted to secure such Obligations shall rank pari passu with all other Obligations and Liens securing such other Obligations; and any Interest Hedge Agreement between the Borrower and any other Person shall be unsecured.

         Section 5.14 Covenants Regarding Formation of Restricted Subsidiaries and Acquisitions; Partnership, Subsidiaries. At the time of (i) any Acquisition permitted hereunder, (ii) the purchase by the Borrower or any of its Restricted Subsidiaries of any interests in any Restricted or Unrestricted Subsidiary of the Borrower, or (iii) the formation of any new Restricted or Unrestricted Subsidiary of the Borrower or any of its Restricted Subsidiaries which is permitted under this Agreement, the Borrower will, and will cause its Restricted Subsidiaries, as appropriate, to (a) provide to the Administrative Agent an executed Subsidiary Security Agreement for any new Restricted Subsidiary, in substantially the form of Exhibit I attached hereto, together with appropriate UCC-1 financing statements, as well as an executed Subsidiary Guaranty for such new Restricted Subsidiary, in substantially the form of Exhibit G attached hereto, which shall constitute both Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Restricted Subsidiary, substantially in the form of Exhibit L attached hereto, together with appropriate attachments; (b) pledge to the Administrative Agent all of the stock or partnership interests (or other instruments or securities evidencing ownership) of such Subsidiary or Person which is acquired or formed, beneficially owned by the Borrower or any of the Borrower's Restricted Subsidiaries, as the case may be, as additional Collateral for the Obligations to be held by the Administrative Agent in accordance with the terms of the Borrower's Pledge Agreement, or a new Subsidiary Pledge Agreement in substantially the form of Exhibit H attached hereto, and execute and deliver to the Administrative Agent all such documentation for such pledge as, in the reasonable opinion of the Administrative Agent, is appropriate; and (c) with respect to any Acquisition or Restricted Subsidiary, provide revised financial projections for the remainder of the fiscal year and for each subsequent year until the Maturity Date which reflect such Acquisition or formation, certified by the Chief Financial Officer of the Borrower, together with a statement by such Person that no Default exists or would be caused by such Acquisition or formation, and all other documentation, including one or more opinions of counsel, reasonably satisfactory to the Administrative Agent which in their reasonable opinion is appropriate with respect to such Acquisition or the formation of such Subsidiary. Notwithstanding the foregoing, the Borrower shall not be required to pledge any of the stock or other ownership interests for any Unrestricted Subsidiary which (x) was not formed or created in anticipation of the Borrower's direct or indirect investment therein and (y) at the time such stock or ownership interest was acquired by the Borrower or its Restricted Subsidiaries is subject to a restriction on any such Lien (whether such restriction is in such Person's formation documents or otherwise), but shall be required to grant the Administrative Agent (for the benefit of the Banks) a Lien upon any right to receive distributions from such Unrestricted Subsidiary. Any document, agreement or instrument (other than the Projections) executed or issued pursuant to this Section 5.14 shall be a "Loan Document" for purposes of this Agreement.

         Section 5.15 Payment of Wages. The Borrower shall and shall cause each of its Restricted Subsidiaries to at all times comply, in all material respects, with the material requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such Act relating to the payment of minimum and overtime wages as the same may become due from time to time.

         Section 5.16 Further Assurances. The Borrower will promptly cure, or cause to be cured, defects in the creation and issuance of any of the Notes and the execution and delivery of the Loan Documents (including this Agreement), resulting from any acts or failure to act by the Borrower or any of the Borrower's Restricted Subsidiaries or any employee or officer thereof. The Borrower at its expense will promptly execute and deliver to the Administrative Agent and the Banks, or cause to be executed and delivered to the Administrative Agent and the Banks, all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of the Borrower in the Loan Documents, including this Agreement, or to correct any omissions in the Loan Documents, or more fully to state the obligations set out herein or in any of the Loan Documents, or to obtain any consents, all as may be necessary or appropriate in connection therewith and as may be reasonably requested.


                                    ARTICLE 6

                              Information Covenants

         So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Banks shall otherwise consent in writing, the Borrower will furnish or cause to be furnished to each Bank and the Administrative Agent, at their respective offices:

         Section 6.1 Quarterly Financial Statements and Information. Within forty-five (45) days after the last day of each of the first three (3) quarters of each fiscal year of the Borrower, the balance sheets of the Borrower on a consolidated basis with its Restricted Subsidiaries and a consolidating basis with its Unrestricted Subsidiaries as at the end of such quarter and as of the end of the preceding fiscal year, and the related statements of operations and the related statements of cash flows of the Borrower on a consolidated basis with its Restricted Subsidiaries and a consolidating basis with its Unrestricted Subsidiaries for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period and shall be certified by the chief financial officer of the Borrower to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrower on a consolidated basis with its Restricted Subsidiaries and a consolidating basis with its Unrestricted Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments.

         Section 6.2                Annual Financial Statements and Information.
Within ninety (90) days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Restricted Subsidiaries (and unaudited consolidating balance sheet of the Borrower and its Unrestricted Subsidiaries) as of the end of such fiscal year and the related audited consolidated and unaudited consolidating statements of operations for such fiscal year and for the previous fiscal year, the related audited consolidated statements of cash flow and stockholders' equity for such fiscal year and for the previous fiscal year, which shall be accompanied by an opinion which shall be in scope and substance reasonably satisfactory to the Administrative Agent of Deloitte & Touche, LLP or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that the Borrower was not in compliance with the terms, covenants, provisions or conditions of Sections 7.8, 7.9, 7.10 and 7.11 hereof insofar as they relate to accounting matters.

         Section 6.3 Performance Certificates. At the time the financial statements are furnished pursuant to Sections 6.1 and 6.2, a certificate of the president or chief financial officer of the Borrower as to its financial performance, in substantially the form attached hereto as Exhibit M:

                  (a) setting forth as and at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations required to establish (i) any adjustment to the Applicable Margins, as provided for in
Section 2.3(f), and (ii) whether or not the Borrower was in compliance with the requirements of Sections 7.7, 7.8, 7.9, 7.10 and 7.11;

                  (b) stating that, to the best of his or her knowledge, no Default has occurred as at the end of such quarterly period or year, as the case may be, or, if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default; and

                  (c) containing a list of all Acquisitions, Investments, Restricted Payments and dispositions of assets from the Agreement Date through the date of such certificate, together with the total amount for each of the foregoing categories.

         Section 6.4 Copies of Other Reports.

                  (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower by the Borrower's independent public accountants regarding the Borrower, including, without limitation, any management report prepared in connection with the annual audit referred to in Section 6.2.

                  (b) Promptly upon receipt thereof, copies of any material adverse notice or report regarding any License from the FCC.

                  (c) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding the business, assets, liabilities, financial position, projections, results of operations or business prospects of the Borrower or any of its Restricted Subsidiaries, as Administrative Agent or any Bank may reasonably request.

                  (d) Annually, certificates of insurance indicating that the requirements of Section 5.5 hereof remain satisfied for such fiscal year, together with copies of any new or replacement insurance policies obtained during such year.

                  (e) Prior to January 31 of each year, the annual budget for the Borrower and the Borrower's Restricted Subsidiaries, including forecasts of the income statement, the balance sheet and a cash flow statement for such year, on a quarter by quarter basis.

                  (f) Promptly after the sending thereof, copies of all statements, reports and other information which the Borrower or any of its Restricted Subsidiaries sends to public security holders of the Borrower generally or files with the Securities and Exchange Commission or any national securities exchange.

         Section 6.5 Notice of Litigation and Other Matters. Notice specifying the nature and status of any of the following events, promptly, but in any event not later than fifteen (15) days after the occurrence of any of the following events becomes known to the Borrower:

                         (i) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against the Borrower or any Restricted Subsidiary, or, to the extent known to the Borrower, which could have a Material Adverse Effect;

                        (ii) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or business prospects of the Borrower and its Restricted Subsidiaries, taken as a whole, other than changes in the ordinary course of business which have not had and would not reasonably be expected to have a Materially Adverse Effect and other than changes in the industry in which Borrower or any of its Restricted

         Subsidiaries operate which would not reasonably be expected to have a Material Adverse Effect;

                        (iii) any material adverse amendment or change to the projections or annual budget provided to the Banks by the Borrower;

                        (iv) any Default or the occurrence or non-occurrence of any event (A) which constitutes, or which with the passage of time or giving of notice or both would constitute a default by the Borrower or any Restricted Subsidiary of the Borrower under any material agreement other than this Agreement and the other Loan Documents to which the Borrower or any Restricted Subsidiary of the Borrower is party or by which any of their respective properties may be bound, or (B) which could have a Materially Adverse Effect, giving in each case a description thereof and specifying the action proposed to be taken with respect thereto;

                         (v) the occurrence of any Reportable Event or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of the Borrower or any of its Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan or any action taken by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of the Borrower to withdraw or partially withdraw from any Plan or to terminate any Plan; and

                        (vi) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(m) of this Agreement.


                                    ARTICLE 7

                               Negative Covenants

         So long as any of the Obligations is outstanding and unpaid or the Banks have an obligation to fund Advances hereunder (whether or not the conditions to borrowing have been or can be fulfilled) and unless the Majority Banks, or such greater number of Banks as may be expressly provided herein, shall otherwise give their prior consent in writing:

         Section 7.1 Indebtedness of the Borrower and its Subsidiaries. The Borrower shall not, and shall not permit any of its Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

                  (a)      the Obligations;

                  (b) accounts payable, accrued expenses (including taxes) and customer advance payments incurred in the ordinary course of business;

                  (c)      Indebtedness secured by Permitted Liens;

                  (d) obligations under Interest Hedge Agreements with respect to the Loans;

                  (e) Indebtedness of the Borrower or any of its Restricted Subsidiaries to the Borrower or any other Restricted Subsidiary so long as the corresponding debt instruments are pledged to the Administrative Agent as security for the Obligations and such Indebtedness is expressly permitted pursuant to Section 7.5 hereof;

                  (f) Indebtedness incurred by any Unrestricted Subsidiary; provided that such Indebtedness is non-recourse to the Borrower or any of its Restricted Subsidiaries and no Lien is placed on the Borrower's or any of its Restricted Subsidiaries' equity interests in such Unrestricted Subsidiary; and

                  (g) Capitalized Lease Obligations not to exceed in the aggregate at any one time outstanding $1,000,000.

         Section 7.2 Limitation on Liens. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

         Section 7.3 Amendment and Waiver. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any amendment of, or agree to or accept or consent to any waiver of any of the material provisions of its articles or certificate of incorporation or partnership agreement, as appropriate, if the effect thereof would be to adversely affect the rights of the Banks hereunder or under any Loan Document.

         Section 7.4 Liquidation, Merger or Disposition of Assets.

                  (a)  Disposition of Assets.  The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business and other than the Philadelphia Disposition) without the prior written consent of the Banks; provided, however, that the prior written consent of the Banks shall not be required for (i) the transfer of assets (including cash or cash equivalents) among the Borrower and its Restricted Subsidiaries (excluding Subsidiaries described in clause (b) of the definition of "Subsidiary") or for the transfer of assets (including cash or cash equivalents) between or among Restricted Subsidiaries (excluding Subsidiaries described in clause (b) of the definition of "Subsidiary") of the Borrower, (ii) the disposition of communications tower facilities that contribute in the aggregate, less than (A) five percent (5%) of the Operating Cash Flow of Borrower for the twelve calendar month period immediately preceding such disposition, and (B) fifteen percent (15%) of the Operating Cash Flow of the Borrower for the period from the Agreement Date through the date of such disposition or (iii) subject to Section 2.5(c) hereof, any other property (real or personal) not used or useful in Borrower's or such Restricted Subsidiary's business. Upon any sale or disposition of a Restricted Subsidiary permitted hereunder, the Administrative Agent and the Banks shall, at Borrower's expense, take such actions as the Borrower reasonably requests to cause such Restricted Subsidiary to be released from its obligations under the Subsidiary Guaranty.

                  (b) Liquidation or Merger. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, at any time liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger, other than (i) a merger or consolidation among the Borrower and one or more Restricted Subsidiaries, provided the Borrower is the surviving corporation, or (ii) a merger between or among two or more Restricted Subsidiaries, or (iii) in connection with an Acquisition permitted hereunder effected by a merger in which the Borrower or, in a merger in which the Borrower is not a party, a Restricted Subsidiary is the surviving corporation or the surviving corporation becomes a Restricted Subsidiary.

         Section 7.5 Limitation on Guaranties. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, or (b) obligations under agreements of the Borrower or any of its Restricted Subsidiaries entered into in connection with Acquisitions permitted under this Agreement leases of real property or the acquisition of services, supplies and equipment in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries, or (c) Guaranties of Indebtedness incurred as permitted pursuant to Section 7.1 hereof, or (d) as may be contained in any Loan Document including, without limitation, any Subsidiary Guaranty.

         Section 7.6 Investments and Acquisitions. The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly make any loan or advance, or otherwise acquire for consideration evidences of Indebtedness, capital stock or other securities of any Person or other assets or property (other than assets or property in the ordinary course of business), or make any Acquisition, except that so long as no Default then exists or would be caused thereby:

                  (a) The Borrower and its Restricted Subsidiaries may, directly or through a brokerage account (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper, money-market funds and business savings accounts issued by corporations, each of which shall have a combined net worth of at least $100 million and each of which conducts a substantial part of its business in the United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard and Poor's Ratings Group, a division of McGraw-Hill, (iii) purchase repurchase agreements, bankers' acceptances, and domestic and Eurodollar certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, a United States national or state bank the deposits of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and having capital, surplus and undivided profits totaling more than $100 million and rated "A" or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, a division of McGraw-Hill, Inc.; and

                  (b) Subject to compliance with Section 5.14 hereof, the Borrower or any of its Restricted Subsidiaries may (i) make Acquisitions; (ii) initiate construction of new communications tower facilities; and (iii) make investments in Unrestricted Subsidiaries so long as the maximum amount of the proceeds of the Loans invested or used to acquire interests in any such Unrestricted Subsidiary does not exceed the sum of (A) $13,500,000 in the aggregate during the term hereof and (B) to the extent not used for Restricted Payments, funds permitted to be used for Restricted Payments pursuant to Sections 7.7(a) and

(b) hereof, provided that proceeds from the disposition of any such investment permitted by this clause (b)(iii), shall be available to be used for Restricted Payments or to make additional investments permitted hereunder; provided that Borrower may, subject to Section 2.5(d) hereof, use the Net Proceeds of any issuance of equity interests to invest in any such Unrestricted Subsidiary over and above the limitations set forth in this clause (b).

         Section 7.7 Restricted Payments The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as no Default hereunder then exists or would be caused thereby, the Borrower may make (a) subject to Section 2.5(b) hereof, cash distributions in an amount not to exceed
(i) fifty percent (50%) of Excess Cash Flow for the immediately preceding calendar year, on or after April 15 of each calendar year commencing on April 15, 2000 less (ii) any portion thereof used for purposes of investing in Unrestricted Subsidiaries; (b) cash distributions from (i) fifty percent (50%) of the net proceeds of any equity offering less (ii) any portion thereof used for purposes of investing in Unrestricted Subsidiaries, subject to Section 2.5(d) hereof and so long as the Leverage Ratio on such date is less than 4.0 to 1 after giving effect to any payment pursuant to Section 2.7(b)(iv) hereof and
(c) a $500,000 cash distribution to Parent or American Radio Systems out of the Net Proceeds of the Philadelphia Disposition.

         Section 7.8 Leverage Ratio. (a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit its Leverage Ratio to exceed the ratios set forth below during the periods indicated:


    Period                                             Ratio

Agreement Date through                                 6.00:1
September 29, 1998

September 30, 1998 through                             5.50:1
March 30, 1999

March 31, 1999 through                                 5.00:1
September 29, 1999

September 30, 1999 through                             4.50:1
March 30, 2000

March 31, 2000 through                                 4.00:1
December 30, 2000

December 31, 2000 through                              3.50:1
December 30, 2001

December 31, 2001 and                                  3.00:1
thereafter


         Section 7.9 Interest Coverage Ratio. The Borrower and its consolidated Restricted Subsidiaries shall maintain, on a consolidated basis, at all times during the applicable periods set forth below, an Interest Coverage Ratio for such fiscal quarter of not less than the ratio set forth below opposite each such period:

         Period                                        Ratio

         Agreement Date through                        2.00:1
         September 29, 1999

         September 30, 1999 and thereafter             2.50:1

         Section 7.10 Annualized  Operating Cash Flow to Pro Forma Debt Service.
(a) As of the end of any calendar quarter, and (b) at the time of any Advance hereunder (after giving effect to such Advance), the Borrower shall not permit the ratio of (i) its Annualized Operating Cash Flow (for the calendar quarter/month end being tested in the case of Section 7.10(a) hereof, or for the most recently completed calendar quarter/month end, in the case of Section 7.10(b) hereof) to (ii) its Pro Forma Debt Service to be less than the ratio set forth below opposite each such period:

                  Period                               Ratio

         Agreement Date through                        1.10:1
         September 29, 1999

         September 30, 1999 and                        1.15:1
         thereafter

         Section 7.11 Limitation on Capital Expenditures. The Borrower, on a consolidated basis with its Restricted

Subsidiaries, shall not permit its Capital Expenditures to exceed the amounts set forth below for the periods indicated:


                     Period                            Dollar Amount

Agreement Date through                                  $10,000,000
December 31, 1996

From January 1, 1997                                    $15,000,000
through December 31, 1997

From January 1, 1998                                     $8,000,000
through December 31, 1998

From January 1, 1999                                     $4,000,000
through December 31, 1999
and each calendar year
period thereafter


To the extent not used in any  calendar  year,  an amount equal to the lesser of
(a) the unused amounts permitted for Capital Expenditures for such calendar year and (b) 15% of the maximum Capital Expenditure availability for such calendar year may (exclusive of any carryforwards from prior periods) be carried forward to the next calendar year, and may be spent in addition to the otherwise applicable limitations for such year.

         Section 7.12 Affiliate Transactions. Except as specifically provided herein (including, without limitation, Sections 7.4 and 7.7 hereof) and as may be described on Schedule 4.1(s) attached hereto, the Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, at any time engage in any transaction with an Affiliate, or make an assignment or other transfer of any of its properties or assets to any Affiliate, on terms less advantageous to the Borrower or such Restricted Subsidiary than would be the case if such transaction had been effected with a non-Affiliate.

         Section 7.13 Real Estate. Subject to Section 5.11 hereof, the Borrower and its Restricted Subsidiaries may purchase real estate solely for use in the business of the Borrower and its Restricted Subsidiaries unless incidental to an Acquisition permitted hereunder.

         Section 7.14 ERISA Liabilities. The Borrower shall not, and shall cause each of its ERISA Affiliates not to, (i) permit the assets of any of their respective Plans to be less than the amount necessary to provide all accrued benefits under such Plans, or (ii) enter into any Multiemployer Plan.

                                    ARTICLE 8

                                     Default

         Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

                  (a) Any representation or warranty made under this Agreement shall prove incorrect or misleading in any material respect when made or deemed to be made pursuant to Section 4.2 hereof;

                  (b) The Borrower shall default in the payment of: (i) any interest under any of the Notes or fees or other amounts payable to the Banks and the Administrative Agent under any of the Loan Documents, or any of them, when due, and such Default shall not be cured by payment in full within three
(3) Business Days from the due date; or (ii) any principal under any of the Notes when due;

                  (c) The Borrower shall default (i) in the performance or observance of any agreement or covenant contained in Sections 5.2(a) or 5.10 hereof, or Sections 7.1, 7.2, 7.4, 7.5, 7.7, 7.8, 7.9, 7.10 and 7.11 hereof;

                  (d) The Borrower shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of thirty (30) days (or with respect to Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9, 5.14, 5.15, 5.16, 6.4, 6.5, 7.3, 7.12, 7.13
and 7.14, such longer period not to exceed sixty (60) days if such default is curable within such period and the Borrower is proceeding in good faith with all diligent efforts to cure such default) from the later of (i) occurrence of such Default and (ii) the date on which such Default became known to the Borrower;

                  (e) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement or as otherwise provided in Section 8.1 of this Agreement) by the Borrower, any of its Restricted Subsidiaries, or any other obligor thereunder, which shall not be cured within a period of thirty (30) days (or such longer period not to exceed sixty (60) days if such default is cured within such period and the Borrower is proceeding in good faith with all diligent efforts to cure such default) from the later of (i) occurrence of such Default and (ii) date on which such default became known to the Borrower;

                  (f) There shall be entered and remain unstayed a decree or order for relief in respect of the Borrower or any of the Borrower's Restricted Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Borrower or any of the Borrower's Restricted Subsidiaries, or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Borrower, or any of the Borrower's Restricted Subsidiaries; or an involuntary petition shall be filed against the Borrower or any of the Borrower's Restricted Subsidiaries and a temporary stay entered, and (i) such petition and stay shall not be diligently contested, or (ii) any such petition and stay shall continue undismissed for a period of ninety (90) consecutive days;

                  (g) The Borrower or any of the Borrower's Restricted Subsidiaries shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or the Borrower or any of the Borrower's Restricted Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any of the Borrower's Restricted Subsidiaries or of any substantial part of their respective properties, or the Borrower or any of the Borrower's Restricted Subsidiaries shall fail generally to pay their respective debts as they become due or shall be adjudicated insolvent; the Borrower shall suspend or discontinue its business; the Borrower or any of the Borrower's Restricted Subsidiaries shall have concealed, removed any of its property with the intent to hinder or defraud its creditors or shall have made a fraudulent or preferential transfer under any applicable fraudulent conveyance or bankruptcy law, or the Borrower or any of the Borrower's Restricted Subsidiaries shall take any action in furtherance of any such action;

                  (h) A judgment not covered by insurance or indemnification, where the indemnifying party has agreed to indemnify and is financially able to do so, shall be entered by any court against the Borrower or any of the Borrower's Restricted Subsidiaries for the payment of money which exceeds singly or in the aggregate with other such judgments, $1,000,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Borrower or any of the Borrower's Restricted Subsidiaries which, together with all other such property of the Borrower or any of the Borrower's Restricted Subsidiaries subject to other such process, exceeds in value $1,000,000 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal or removed to bond, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged or removed to bond;

                  (i) There shall be at any time any "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by the Borrower or any of its Subsidiaries or any ERISA
Affiliate, or to which the Borrower or any of its Subsidiaries or any ERISA Affiliate has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or PBGC shall institute proceedings to terminate any such Plan; or the Borrower or any of its Subsidiaries or any ERISA Affiliate shall incur any liability to PBGC in connection with the termination of any such Plan; or any Plan or trust created under any Plan of the Borrower or any of its Subsidiaries or any ERISA Affiliate shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or
Section 4975 of the Code;

                  (j) There shall occur (i) any acceleration of the maturity of any Indebtedness of the Borrower or any of the Borrower's Restricted Subsidiaries in an aggregate principal amount exceeding $1,000,000, or, as a result of a failure to comply with the terms thereof, such Indebtedness shall otherwise have become due and payable; (ii) any event or condition the occurrence of which would permit such acceleration of such Indebtedness, or which, as a result of a failure to comply with the terms thereof, would make such Indebtedness otherwise due and payable, and which event or condition has not been cured within any applicable cure period or waived in writing prior to any declaration of an Event of Default or acceleration of the Loans hereunder; or (iii) any material default under any Interest Hedge Agreement which would permit the obligation of the Borrower to make payments to the counterparty thereunder to be then due and payable;

                  (k) The Borrower and its Restricted Subsidiaries are for any reason no longer able to operate or manage the related communications tower facilities or portions thereof and retain the revenue received therefrom, and the overall effect of such loss, destruction, termination, revocation or failure to renew would be to reduce Operating Cash Flow (determined as at the last day of the most recently ended fiscal year of the Borrower) by ten percent (10%) or more;

                  (l) Any material Loan Document or any material provision thereof, shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by the Borrower or any of the Borrower's Restricted Subsidiaries or by any governmental authority having jurisdiction over the Borrower or any of the Borrower's Restricted Subsidiaries seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or the Borrower or any of the Borrower's Subsidiaries shall deny that it has any liability or obligation for the payment of principal or interest purported to be created under any Loan Document;

                  (m) Any material Security Document shall for any reason, fail or cease (except by reason of lapse of time) to create a valid and perfected and first-priority Lien on or Security Interest in any material portion of the Collateral purported to be covered thereby;

                  (n)      There shall occur any Change of Control; or

                  (o) Borrower or any of its Restricted Subsidiaries shall be indicted under the Racketeer Influenced and Corrupt
Organizations Act of 1970 (18 U.S.C. ss. 1961 et seq.).

         Section 8.2 Remedies.

                  (a) If an Event of Default specified in Section 8.1 (other than an Event of Default under Section 8.1(f) or Section 8.1(g)) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Majority Banks subject to Section 9.8(a) hereof, shall (i) terminate the Commitment, and/or (ii) declare the principal of and interest on the Loans and the Notes and all other amounts owed to the Banks and the Administrative Agent under this Agreement, the Notes and any other Loan Documents to be forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement, the Notes or any other Loan Document to the contrary notwithstanding, and the Commitment shall thereupon forthwith terminate.

                  (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or Section 8.1(g), all principal, interest and other amounts due hereunder and under the Notes, and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Commitment shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, all without any action by the Administrative Agent or the Banks or the Majority Banks or any of them and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding.

                  (c) Upon  acceleration of the Notes, as provided in subsection
(a) or (b) of this Section 8.2, above, the Administrative Agent and the Banks shall have all of the post-default rights granted to them, or any of them, as applicable under the Loan Documents and under Applicable Law.

                  (d) Upon  acceleration of the Notes, as provided in subsection
(a) or (b) of this Section 8.2, the Administrative Agent shall have the right (but not the obligation) upon the request of the Banks to operate the communications tower facilities of the Borrower and its Restricted Subsidiaries in accordance with the terms of the Licenses and pursuant to the terms and subject to any limitations contained in the Security Documents and, within guidelines established by the Majority Banks, to make any and all payments and expenditures necessary or desirable in connection therewith, including, without limitation, payment of wages as required under the Fair Labor Standards Act, as amended, and of any necessary withholding taxes to state or federal authorities. In the event the Majority Banks fail to agree upon the guidelines referred to in the preceding sentence within six (6) Business Days' after the Administrative Agent has begun to operate the communications tower facilities, the Administrative Agent may, after giving three (3) days' prior written notice to the Banks of its intention to do so, make such payments and expenditures as it deems reasonable and advisable in its sole discretion to maintain the normal day-to-day operation of such communications tower facilities. Such payments and expenditures in excess of receipts shall constitute Advances under the Commitment, not in excess of the amount of the Commitment. Advances made pursuant to this Section 8.2(d) shall bear interest as provided in Section 2.3(d) and shall be payable on demand. The making of one or more Advances under this Section 8.2(d) shall not create any obligation on the part of the Banks to make any additional Advances hereunder. No exercise by the Administrative Agent of the rights granted to it under this Section 8.2(d) shall constitute a waiver of any other rights and remedies granted to the Administrative Agent and the Banks, or any of them, under this Agreement or at law. The Borrower hereby irrevocably appoints the Administrative Agent as agent for the Banks, the true and lawful attorney of the Borrower, in its name and stead and on its behalf, to execute, receipt for or otherwise act in connection with any and all contracts, instruments or other documents in connection with the completion and operation of the communications tower facilities in the exercise of the Administrative Agent's and the Banks' rights under this Section 8.2(d). Such power of attorney is coupled with an interest and is irrevocable. The rights of the Administrative Agent under this Section 8.2(d) shall be subject to its prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights.

                  (e) Upon  acceleration of the Notes, as provided in subsection
(a) or (b) of this Section 8.2, the Administrative Agent, upon request of the Majority Banks, shall have the right to the appointment of a receiver for the properties and assets of the Borrower and its Restricted Subsidiaries, and the Borrower, for itself and on behalf of its Restricted Subsidiaries, hereby consents to such rights and such appointment and hereby waives any objection the Borrower or any Restricted Subsidiary may have thereto or the right to have a bond or other security posted by the Administrative Agent on behalf of the Banks, in connection therewith. The rights of the Administrative Agent under this Section 8.2(e) shall be subject to its prior compliance with the Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights.

                  (f) The rights and remedies of the Administrative Agent and the Banks hereunder shall be cumulative, and not exclusive.

         Section 8.3 Payments Subsequent to Declaration of Event of Default. Subsequent to the acceleration of the Loans under Section 8.2 hereof, payments and prepayments under this Agreement made to the Administrative Agent and the Banks or otherwise received by any of such Persons (from realization on Collateral for the Obligations or otherwise) shall be paid over to the Administrative Agent (if necessary) and distributed by the Administrative Agent as follows: first, to the Administrative Agent's reasonable costs and expenses, if any, incurred in connection with the collection of such payment or prepayment, including, without limitation, any reasonable costs incurred by it in connection with the sale or disposition of any Collateral for the Obligations and all amounts under Section 11.2(b) and (c); second, to the Banks or the Administrative Agent for any fees hereunder or under any of the other Loan Documents then due and payable; third, to the Banks pro rata on the basis of their respective unpaid principal amounts (except as provided in Section 2.2(e)), to the payment of any unpaid interest which may have accrued on the Obligations; fourth, to the Banks pro rata until all Loans have been paid in full (and, for purposes of this clause, obligations under Interest Hedge Agreements with the

Banks or any of them shall be paid on a pro rata basis with the Loans); fifth, to the Banks pro rata on the basis of their respective unpaid amounts, to the payment of any other unpaid Obligations; and sixth, to the Borrower or as otherwise required by law.


                                    ARTICLE 9

                            The Administrative Agent

         Section 9.1 Appointment and Authorization. Each Bank hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its portion of the Loans and in its Note irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the other Loan Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent, nor any of its respective directors, officers, employees or agents, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

         Section 9.2 Interest Holders. The Administrative Agent may treat each Bank, or the Person designated in the last notice filed with the Administrative Agent, as the holder of all of the interests of such Bank in its portion of the Loans and in its Note until written notice of transfer, signed by such Bank (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent.

         Section 9.3 Consultation with Counsel. The Administrative Agent may consult with Powell, Goldstein, Frazer & Murphy, Atlanta, Georgia, special counsel to the Administrative Agent, or with other legal counsel selected by it and shall not be liable for any action taken or suffered by it in good faith in consultation with the Majority Banks and in reasonable reliance on such consultations.

         Section 9.4 Documents. The Administrative Agent shall be under no duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any Note, any other Loan Document, or any instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent shall be entitled to assume that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

         Section 9.5 Administrative Agent and Affiliates. With respect to the Commitment and the Loans, the Administrative Agent shall have the same rights and powers hereunder as any other Bank and the Administrative Agent and Affiliates of the Administrative Agent may accept deposits from, lend money to and generally engage in any kind of business with the Borrower, any of its Subsidiaries or any Affiliates of, or Persons doing business with, the Borrower, as if they were not affiliated with the Administrative Agent and without any obligation to account therefor.

         Section 9.6 Responsibility of the Administrative Agent. The duties and obligations of the Administrative Agent under this Agreement are only those expressly set forth in this Agreement. The Administrative Agent shall be entitled to assume that no Default or Event of Default has occurred and is continuing unless it has actual knowledge, or has been notified in writing by the Borrower, of such fact, or has been notified by a Bank in writing that such Bank considers that a Default or an Event of Default has occurred and is continuing, and such Bank shall specify in detail the nature thereof in writing. The Administrative Agent shall not be liable hereunder for any action taken or omitted to be taken except for its own gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court of competent jurisdiction. The Administrative Agent shall provide each Bank with copies of such documents received from the Borrower as such Bank may reasonably request.

         Section 9.7 Action by the Administrative Agent.

                  (a) The Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Banks to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided that the Administrative Agent shall not exercise any rights under Section 8.2(a) of this Agreement without the request of the Majority Banks (or, where expressly required, all the Banks) unless time is of the essence, in which case, such action can be taken at the request of the Administrative Agent. The Administrative Agent shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter.

                  (b) The Administrative Agent shall not be liable to the Banks or to any Bank or the Borrower or any of the Borrower's Subsidiaries in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Majority Banks (or, where expressly required, all the Banks), and any action taken or failure to act pursuant to such instructions shall be binding on all Banks, except for its gross negligence or willful misconduct as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter. The Administrative Agent shall not be obligated to take any action which is contrary to law or which would in its reasonable opinion subject it to liability.

         Section 9.8 Notice of Default or Event of Default. In the event that the Administrative Agent or any Bank shall acquire actual knowledge, or shall have been notified, of any Default or Event of Default, the Administrative Agent or such Bank shall promptly notify the Banks (provided failure to give such notice shall not result in any liability on the part of such Bank or Administrative Agent), and the Administrative Agent shall take such action and assert such rights under this Agreement and the other Loan Documents as the Majority Banks shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Banks shall fail to request the Administrative Agent to take action or to assert rights under this Agreement or any other Loan Documents in respect of any Default or Event of Default within ten (10) days after their receipt of the notice of any Default or Event of Default from the Administrative Agent or any Bank, or shall request inconsistent action with respect to such Default or Event of Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 8 hereof) as it deems in its discretion to be advisable for the protection of the Banks, except that, if the Majority Banks have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions unless time is of the essence, in which case, the Administrative Agent may act in accordance with its reasonable discretion.

         Section 9.9 Responsibility Disclaimed. The Administrative Agent shall not be under any liability or responsibility whatsoever as Administrative Agent:

                  (a) To the Borrower or any other Person as a consequence of any failure or delay in performance by or any breach by, any Bank or Banks of any of its or their obligations under this Agreement;

                  (b) To any Bank or Banks, as a consequence of any failure or delay in performance by, or any breach by, (i) the Borrower of any of its obligations under this Agreement or the Notes or any other Loan Document, or
(ii) any Restricted Subsidiary of the Borrower or any other obligor under any other Loan Document;

                  (c) To any Bank or Banks, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, the Notes, any other Loan Document, or any other document contemplated by this Agreement; or

                  (d) To any Person for any act or omission other than that arising from gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court of competent jurisdiction.

         Section 9.10 Indemnification. The Banks agree to indemnify the Administrative Agent (to the extent not reimbursed by the Borrower) pro rata according to their respective Commitment Ratios, from and against any and all liabilities, obligations, losses (other than the loss of principal and interest hereunder in the event of a bankruptcy or out-of-court `work-out' of the Loans), damages, penalties, actions, judgments, suits, costs, expenses (including fees and expenses of experts, agents, consultants and counsel), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document, or any other document contemplated by this Agreement or any other Loan Document or any action taken or omitted by the Administrative Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement, except that no Bank shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent as determined by a final, non-appealable judicial order of a court having jurisdiction over the subject matter.

         Section 9.11 Credit Decision. Each Bank represents and warrants to each other and to the Administrative Agent that:

                  (a) In making its decision to enter into this Agreement and to make its portion of the Loans it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrower and that it has made an independent credit judgment, and that it has not relied upon the Administrative Agent or information provided by the Administrative Agent (other than information provided to the Administrative Agent by the Borrower and forwarded by the Administrative Agent to the Banks); and

                  (b) So long as any portion of the Loans remains outstanding or such Bank has an obligation to make its portion of Advances hereunder, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrower.

         Section 9.12 Successor Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time for cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Administrative Agent which appointment shall, prior to a Default, be subject to the consent of the Borrower, acting reasonably. If (a) no successor Administrative Agent shall have been so appointed by the Majority Banks or (b) if appointed, no successor Administrative Agent shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gave notice of resignation or the Majority Banks removed the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent which shall be any Bank or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000 and which shall be reasonably acceptable to the Borrower. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. In the event that the Administrative Agent or any of its respective affiliates ceases to be a Bank hereunder, such Person shall resign its agency hereunder.

         Section 9.13 Delegation of Duties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care, and shall be entitled to advice of counsel concerning all matters pertaining to such duties.


                                   ARTICLE 10

                             Change in Circumstances
                            Affecting LIBOR Advances

         Section 10.1 LIBOR Basis Determination Inadequate or Unfair. If with respect to any proposed LIBOR Advance for any Interest Period, the Administrative Agent determines after consultation with the Banks that deposits in dollars (in the applicable amount) are not being offered to each of the Banks in the relevant market for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such situation no longer exist, the obligations of any affected Bank to make its portion of such LIBOR Advances shall be suspended.

         Section 10.2 Illegality. If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Bank to make, maintain or fund its portion of LIBOR Advances, such Bank shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower. Before giving any notice to the Administrative Agent pursuant to this Section 10.2, such Bank shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the sole reasonable judgment of such Bank, be otherwise materially disadvantageous to such Bank. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of such Bank's portion of each affected LIBOR Advance, together with accrued interest thereon, on either
(a) the last day of the then current Interest Period applicable to such affected LIBOR Advances if such Bank may lawfully continue to maintain and fund its portion of such LIBOR Advance to such day or (b) immediately if such Bank may not lawfully continue to fund and maintain its portion of such affected LIBOR Advances to such day. Concurrently with repaying such portion of each affected LIBOR Advance, the Borrower may borrow a Base Rate Advance from such Bank, whether or not it would have been entitled to effect such borrowing and such Bank shall make such Advance, if so requested, in an amount such that the outstanding principal amount of the affected Note held by such Bank shall equal the outstanding principal amount of such Note or Notes immediately prior to such repayment.

         Section 10.3 Increased Costs.

                  (a) If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                           (1) shall subject any Bank to any tax, duty or other charge with respect to its obligation to make its portion of LIBOR Advances, or its portion of existing Advances, or shall change the basis of taxation of payments to any Bank of the principal of or interest on its portion of LIBOR Advances or in respect of any other amounts due under this Agreement, in respect of its portion of LIBOR Advances or its obligation to make its portion of LIBOR Advances (except for changes in the rate or method of calculation of tax on the revenues or net income of such Bank); or

                           (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by, any Bank or shall impose on any Bank or the London interbank borrowing market any other condition affecting its obligation to make its portion of such LIBOR Advances or its portion of existing Advances;

and the result of any of the foregoing is to increase the cost to such Bank of making or maintaining any of its portion of LIBOR Advances, or to reduce the amount of any sum received or receivable by such Bank under this Agreement or under its Note with respect thereto, then, within ten (10) days after demand by such Bank, the Borrower agrees to pay to such Bank such additional amount or amounts as will compensate such Bank for such increased costs. Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 10.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole reasonable judgment of such Bank made in good faith, be otherwise disadvantageous to such Bank.

                  (b) Any Bank claiming compensation under this Section 10.3 shall provide the Borrower with a written certificate setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail. Such certificate shall be presumptively correct absent manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods. If any Bank demands compensation under this Section 10.3, the Borrower may at any time, upon at least five (5) Business Days' prior notice to such Bank, prepay in full such Bank's portion of the then outstanding LIBOR Advances, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.10 hereof. Concurrently with prepaying such portion of LIBOR Advances the Borrower may, whether or not then entitled to make such borrowing, borrow a Base Rate Advance, or a LIBOR Advance not so affected, from such Bank, and such Bank shall, if so requested, make such Advance in an amount such that the outstanding principal amount of the affected Note or Notes held by such Bank shall equal the outstanding principal amount of such Note or Notes immediately prior to such prepayment.

         Section 10.4 Effect On Other Advances. If notice has been given pursuant to Section 10.1, 10.2 or 10.3 suspending the obligation of any Bank to make its portion of any type of LIBOR Advance, or requiring such Bank's portion of LIBOR Advances to be repaid or prepaid, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all amounts which would otherwise be made by such Bank as its portion of LIBOR Advances shall, unless otherwise notified by the Borrower, be made instead as Base Rate Advances.

                                   ARTICLE 11

                                  Miscellaneous

         Section 11.1 Notices.

                  (a) Except as otherwise expressly provided herein, all notices and other communications under this Agreement and the other Loan Documents (unless otherwise specifically stated therein) shall be in writing and shall be deemed to have been given three (3) Business Days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one
(1) Business Day after being entrusted to a reputable commercial overnight delivery service for next day delivery, or when sent on a Business Day prior to 5:00 p.m. (New York time) by telecopy addressed to the party to which such notice is directed at its address determined as provided in this Section 11.1. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                (i)        If to the Borrower, to it at:

                           American Tower Systems, Inc.
                           6400 North Congress Avenue, Suite 1750
                           Boca Raton, Florida  33487
                           Attn:  James S. Eisenstein,
                                      Chief Executive Officer
                           and David U. Lee, Chief Financial Officer

                           with a copies to:

                           American Radio Systems Corporation
                           116 Huntington Avenue
                           Boston, Massachusetts  02111
                           Attn:  Joseph B. Winn, Chief Financial Officer

                           and

                           Sullivan & Worcester LLP
                           One Post Office Square
                           Boston, Massachusetts  02110
                           Attn:  Norman A. Bikales, Esq.

               (ii)        If to the Administrative Agent, to
                           it at:

                           Toronto Dominion (Texas), Inc.
                           909 Fannin Street, Suite 1700
                           Houston, Texas  77010
                           Attention:  Agency Department

                           with a copy to:

                           The Toronto-Dominion Bank
                           USA Division
                           31 West 52nd Street
                           New York, NY 10019-6101
                           Attn:  Director, Communications Finance

                           and

                           with a copy to:

                           Powell, Goldstein, Frazer & Murphy
                           Sixteenth Floor
                           191 Peachtree Street, N.E.
                           Atlanta, Georgia  30303
                           Attn:  Douglas S. Gosden, Esq.

              (iii) If to the Banks, to them at the addresses set forth beside their names on the signature pages hereof.

The failure to provide copies shall not affect the validity of the notice given to the primary recipient.

                  (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other parties.

         Section 11.2 Expenses. The Borrower will promptly pay, or reimburse:

                  (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder (whether or not such Advance is made), including, but not limited to, the reasonable fees and disbursements of Powell, Goldstein, Frazer & Murphy, special counsel for the Administrative Agent; and

                  (b) all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Banks of enforcement under this Agreement or the other Loan Documents and all reasonable out-of-pocket costs and expenses of collection if an Event of Default occurs in the payment of the Notes, which in each case shall include reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Banks.

         Section 11.3 Waivers. The rights and remedies of the Administrative Agent and the Banks under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent, the Majority Banks, or the Banks, or any of them, in exercising any right, shall operate as a waiver of such right. The Administrative Agent and the Banks expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any future funding of a Request for Advance. In the event the Banks decide to fund a Request for Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by the Banks shall not be deemed to constitute an undertaking by the Banks to fund any further Request for Advance or preclude the Banks or the Administrative Agent from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Administrative Agent, the Banks, or the Majority Banks, shall not constitute a modification of this Agreement or any other Loan Document, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing at variance with the terms of this Agreement or any other Loan Document such as to require further notice of their intent to require strict adherence to the terms of this Agreement or any other Loan Document in the future.

         Section 11.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and each of the Banks are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by any Bank or Administrative Agent, to or for the credit or the account of the Borrower or any of its Restricted Subsidiaries, against and on account of the obligations and liabilities of the Borrower to the Banks and the Administrative Agent, including, but not limited to, all Obligations and any other claims of any nature or description arising out of or connected with this Agreement, the

Notes or any other Loan Document, irrespective of whether (a) any Bank or Administrative Agent shall have made any demand hereunder or (b) any Bank or Administrative Agent shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by
Section 8.2 and although such obligations and liabilities or any of them shall be contingent or unmatured. Upon direction by the Administrative Agent with the consent of all of the Banks each Bank holding deposits of the Borrower or any of its Restricted Subsidiaries shall exercise its set-off rights as so directed; and, within one (1) Business Day following any such setoff, the Administrative Agent shall give notice thereof to the Borrower. Notwithstanding anything to the contrary contained in this Section 11.4, no Bank shall exercise any right of offset without the prior consent of the Majority Banks so long as the Obligations shall be secured by any real property or real property interest including leaseholds located in the State of California, it being understood and agreed that the provisions of this sentence are for the exclusive benefit of the Banks, may be amended, modified or waived by the Majority Banks without notice to or consent of the Borrower or any Subsidiary of the Borrower and shall not constitute a waiver of any rights against the Borrower or any Subsidiary or against any Collateral.

         Section 11.5 Assignment.

                  (a) The Borrower may not assign or transfer any of its rights or obligations hereunder, under the Notes or under any other Loan Document without the prior written consent of each Bank.

                  (b) Each Bank may sell (i) assignments of any amount of its interest hereunder to any Bank, or (ii) assignments or participations of one hundred percent (100%) (or, with the consent of the Borrower, a smaller percentage) of its interest hereunder to (A) one or more wholly-owned Affiliates of such Bank (provided that, if such Affiliate is not a financial institution, such Bank shall be obligated to repurchase such assignment if such Affiliate is unable to honor its obligations hereunder), or (B) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank (no assignment shall relieve such Bank from its obligations hereunder).

                  (c) Each of the Banks may at any time enter into assignment agreements or participations with one or more other banks or other Persons pursuant to which each Bank may assign or participate its interest under this Agreement and the other Loan Documents, including, its interest in any particular Advance or portion thereof, provided, that (1) all assignments (other than assignments described in clause (b) hereof) shall be in minimum principal amounts of the lesser of (X) $5,000,000, and (Y) the amount of such Bank's Commitment (in a single assignment only), and (2) all assignments (other than assignments described in clause (b) hereof) and participations hereunder shall be subject to the following additional terms and conditions:

                         (i) No assignment (except assignments permitted in Section 11.5(b) hereof) shall be sold without the prior consent of the Administrative Agent and prior to the occurrence and continuation of an Event of Default, the consent of the Borrower, which consents shall not be unreasonably withheld;

                        (ii) Any Person purchasing a participation or an assignment of any portion of the Loans from any Bank shall be required to represent and warrant that its purchase shall not constitute a "prohibited transaction" (as defined in Section 4.1(m) hereof);

                       (iii) The  Borrower,  the Banks,  and the  Administrative
         Agent agree that assignments permitted hereunder (including the assignment of any Advance or portion thereof) may be made with all voting rights, and shall be made pursuant to an Assignment and Assumption Agreement substantially in the form of Exhibit N attached hereto. An administrative fee of $3,500 shall be payable to the Administrative Agent by the assigning Bank at the time of any assignment under this Section 11.5(b);

                        (iv) No participation agreement shall confer any rights under this Agreement or any other Loan Document to any purchaser thereof, or relieve any issuing Bank from any of its obligations under this Agreement, and all actions hereunder shall be conducted as if no such participation had been granted; provided, however, that any participation agreement may confer on the participant the right to approve or disapprove decreases in the interest rate, increases in the principal amount of the Loans participated in by such participant, decreases in fees, extensions of the Maturity Date or other principal payment date for the Loans or of the scheduled reduction of the Commitment and releases of Collateral;

                         (v)        Each Bank agrees to provide the
         Administrative Agent and the Borrower with prompt written notice of any issuance of participations in or assignments of its interests hereunder;

                        (vi) No assignment, participation or other transfer of any rights hereunder or under the Notes shall be effected that would result in any interest requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law;

                       (vii) No such assignment may be made to any bank or other financial institution (x) with respect to which a receiver or conservator (including, without limitation, the Federal Deposit Insurance Corporation, the Resolution Trust Company or the Office of Thrift Supervision) has been appointed or (y) that is not "adequately capitalized" (as such term is defined in Section 131(b)(1)(B) of the Federal Deposit Insurance Corporation Improvement Act as in effect on the Agreement Date); and

                      (viii) If  applicable,  each Bank  shall,  and shall cause each of its assignees to, provide to the Administrative Agent on or prior to the effective date of any assignment an appropriate Internal Revenue Service form as required by Applicable Law supporting such Bank's or assignee's position that no withholding by the Borrower or the Administrative Agent for U.S. income tax payable by such Bank or assignee in respect of amounts received by it hereunder is required. For purposes of this Agreement, an appropriate Internal Revenue Service form shall mean Form 1001 (Ownership Exemption or Reduced Rate
         Certificate of the U.S. Department of Treasury), or Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States), or any successor or related forms adopted by the relevant U.S.
         taxing authorities.

                  (d) Except as specifically set forth in Section 11.5(b) or (c) hereof, nothing in this Agreement or the Notes, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or the Notes.

                  (e) In the case of any participation, all amounts payable by the Borrower under the Loan Documents shall be calculated and made in the manner and to the parties hereto as if no such participation had been sold.

                  (f) The provisions of this Section 11.5 shall not apply to any purchase of participations among the Banks pursuant to Section 2.11 hereof.

         Section 11.6 Accounting Principles. All references in this Agreement to GAAP shall be to such principles as in effect from time to time. All accounting terms used herein without definition shall be used as defined under GAAP. All references to the financial statements of the Borrower and to its Operating Cash Flow, Total Debt, Fixed Charges, Pro Forma Debt Service, and other such terms shall be deemed to refer to such items of the Borrower and its Restricted Subsidiaries, on a fully consolidated basis. The Borrower shall deliver to the Banks at the same time as the delivery of any quarterly or annual financial statements required pursuant to Section 6.1 or 6.2 hereof, as applicable, (a) a description in reasonable detail of any material variation between the application of GAAP employed in the preparation of such statements and the application of GAAP employed in the preparation of the next preceding quarterly or annual financial statements, as applicable, and (b) reasonable estimates of the differences between such statements arising as a consequence thereof. If, within thirty (30) days after the delivery of the quarterly or annual financial statements referred to in the immediately preceding sentence, the Majority Banks shall object in writing to the Borrower's determining compliance hereunder on such basis, (1) calculations for the purposes of determining compliance hereunder shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made, or (2) if requested by the Borrower, the Majority Banks will negotiate in good faith to amend the covenants herein to give effect to the changes in GAAP in a manner consistent with this Agreement (and so long as the Borrower complies in good faith with the provisions of this Section 11.6, no Default or Event of Default shall occur hereunder solely as a result of such changes in GAAP).

         Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         Section 11.8 Governing Law. This Agreement and the Notes shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed in New York. If any action or proceeding shall be brought by the Administrative Agent or any Bank hereunder or under any other Loan Document in order to enforce any right or remedy under this Agreement or under any Note or any other Loan Document, the Borrower hereby consents and will, and the Borrower will cause each Restricted Subsidiary to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The Borrower, for itself and on behalf of its Restricted Subsidiaries, hereby agrees that, to the extent permitted by Applicable Law, service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower at the address given in Section 11.1 hereof and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Borrower agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

         Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 11.10 Interest.

                  (a) In no event shall the amount of interest due or payable hereunder or under the Notes exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by the Borrower or inadvertently received by the Administrative Agent or any Bank, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Administrative Agent or such Bank, in writing, that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Administrative Agent and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under Applicable Law.

                  (b) Notwithstanding the use by the Banks of the Base Rate and the LIBOR as reference rates for the determination of interest on the Loans, the Banks shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrower at interest rates related to such reference rates.

         Section 11.11 Table of Contents and Headings. The Table of Contents and the headings of the various subdivisions used in this Agreement are for convenience only and shall not in any way modify or amend any of the terms or provisions hereof, nor be used in connection with the interpretation of any provision hereof.

         Section 11.12 Amendment and Waiver. Neither this Agreement nor any Loan Document nor any term hereof or thereof may be amended orally, nor may any provision hereof or thereof be waived orally but only by an instrument in writing signed by or at the direction of the Majority Banks and, in the case of an amendment, by the Borrower, except that in the event of (a) any increase in the amount of any Bank's portion of the Commitment,
(b) any delay or extension  in the terms of  repayment of the Loans  provided in
Section 2.5 or 2.7 hereof, (c) any reduction in principal, interest or fees due hereunder or postponement of the payment thereof without a corresponding payment of such principal, interest or fee amount by the Borrower, (d) any release of any portion of the Collateral for the Loans, except under Section 7.4 hereof,
(e) any waiver of any Default due to the failure by the Borrower to pay any sum due to any of the Banks hereunder, (f) any release of any Guaranty of all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder (in which case, such release shall require no further approval by the Banks), (g) any amendment to the pro rata treatment of the Banks set forth in Section 2.11 hereof, or (h) any amendment of this Section 11.12, of the definition of Majority Banks, or of any Section herein to the extent that such Section requires action by all Banks, any amendment or waiver or consent may be made only by an instrument in writing signed by each of the Banks and, in the case of an amendment, by the Borrower. Any amendment to any provision hereunder governing the rights, obligations, or liabilities of the Administrative Agent in its capacity as such, may be made only by an instrument in writing signed by such affected Person and by each of the Banks.

         Section 11.13 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents described or contemplated herein will embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

         Section 11.14 Other Relationships. No relationship created hereunder or under any other Loan Document shall in any way affect the ability of the
Administrative Agent and each Bank to enter into or maintain business relationships with the Borrower or any of its Affiliates beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

         Section 11.15 Directly or Indirectly. If any provision in this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

         Section 11.16 Reliance on and Survival of Various Provisions. All covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto (i) shall be deemed to have been relied upon by the Administrative Agent and each of the Banks notwithstanding any investigation heretofore or hereafter made by them, and (ii) shall survive the execution and delivery of the Notes and shall continue in full force and effect so long as any Note is outstanding and unpaid. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.10, 2.12, 5.12, 10.3 and 11.2 hereof, shall survive the termination of this Agreement and the payment and performance of all Obligations.

         Section 11.17 Senior Debt. The Obligations are secured by the Security Documents and are intended by the parties hereto to be in parity with the Interest Hedge Agreements and senior in right of payment to all other Indebtedness of the Borrower.

         Section   11.18   Obligations   Several.   The   obligations   of   the
Administrative Agent and each of the Banks hereunder are several, not joint.

         Section 11.19 Confidentiality. The Banks shall hold all non-public, proprietary or confidential information (which has been identified as such by the Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices; provided, however, the Banks may make disclosure of any such information to their examiners, Affiliates, outside auditors, counsel, consultants, appraisers and other professional advisors in connection with this Agreement or as reasonably required by any proposed syndicate member or any proposed transferee or participant in connection with the contemplated transfer of any Note or participation therein or as required or requested by any governmental authority or representative thereof or in connection with the enforcement hereof or of any Loan Document or related document or pursuant to legal process or with respect to any litigation between or among the Borrower and any of the Banks, so long as the person (other than any examiners) receiving such information is advised of the provisions of this Section 11.19 and agrees to be bound thereby. In no event shall any Bank be obligated or required to return any materials furnished to it by the Borrower. The foregoing provisions shall not apply to a Bank with respect to information that (i) is or becomes generally available to the public (other than through such Bank), (ii) is already in the possession of such Bank on a nonconfidential basis, or (iii) comes into the possession of such Bank in a manner not known to such Bank to involve a breach of a duty of confidentiality owing to the Borrower.

         Section 11.20 Termination of Agreement. Notwithstanding anything contained in this Agreement or any Loan Document to the contrary, in the event that the Borrower has failed to satisfy all of the conditions set forth in
Section 3.1 hereof on or prior to December 20, 1996, then at 5:00 p.m. (New York time) all obligations of the Banks hereunder, pursuant to the Commitment or otherwise, shall immediately (and without notice of any kind) terminate and be of no force and effect; provided, however, that notwithstanding any such termination and irrespective of any such termination, the Borrower hereby agrees to pay to the Administrative Agent, on or prior to December 20, 1996, the fees required to be paid pursuant to Section 2.4(a) hereof and hereby acknowledges that such Section 2.4(a) shall survive any such termination of this Agreement. Promptly following the termination of the Banks' obligations pursuant to the preceding sentence, the Banks shall return the Notes to the Borrower and take reasonable steps (at the expense of the Borrower) as may be requested by the Borrower to cause any Liens granted under the Loan Documents to be released.

                                   ARTICLE 12

                              Waiver of Jury Trial

         Section 12.1 Waiver of Jury Trial. THE BORROWER, FOR ITSELF AND ON BEHALF OF ITS RESTRICTED SUBSIDIARIES, AND THE ADMINISTRATIVE AGENT AND THE BANKS, HEREBY AGREE, TO THE EXTENT PERMITTED BY LAW, TO WAIVE AND HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWER, ANY OF THE BORROWER'S RESTRICTED SUBSIDIARIES, ANY OF THE BANKS, THE ADMINISTRATIVE AGENT OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT, ANY OF THE NOTES OR THE OTHER LOAN DOCUMENTS AND THE RELATIONS AMONG THE PARTIES LISTED IN THIS SECTION 12.1. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER ANY REPRESENTATIVE, AGENT OR ATTORNEY OF THE ADMINISTRATIVE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE ADMINISTRATIVE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND
(ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED BY AND TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER

PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused it to be executed by their duly authorized officers, all as of the day and year first above written.


BORROWER:                                     AMERICAN TOWER SYSTEMS, INC., a
                                              Delaware corporation

                                              By:

                                                  Its:

[CORPORATE SEAL]                              Attest:

                                                  Its:


ADMINISTRATIVE AGENT:                         TORONTO DOMINION (TEXAS), INC.


                                              By:

                                                  Its:


BANKS:

ADDRESS:                                      TORONTO DOMINION (TEXAS), INC.

909 Fannin Street
Suite 1700                                    By:
Houston, Texas  77010
                                                  Its:


ADDRESS:                                      BANK OF MONTREAL

430 Park Avenue
New York, New York  10022                     By:

                                                  Its:



                                                    AMERICAN TOWER SYSTEMS, INC.
                                                                  LOAN AGREEMENT
                                                                SIGNATURE PAGE 1

ADDRESS:                                      BANQUE PARIBAS

787 Seventh Avenue
32nd Floor                                    By:
New York, New York  10019
                                                  Its:


                                              By:

                                                  Its:


ADDRESS:                                      CREDIT SUISSE

12 East 49th Street
44th Floor                                    By:
New York, New York  10017
                                                  Its:


                                              By:

                                                  Its:


ADDRESS:                                      FLEET NATIONAL BANK

3rd Floor
Mail Code:  MAOF D03D                         By:
One Federal Street
Boston, Massachusetts  02110                      Its:


ADDRESS:                                      SIGNET BANK

7799 Leesburg Pike
Suite #500                                    By:
Falls Church, Virginia  22043
                                                 Its:


ADDRESS:                                      UNION BANK OF CALIFORNIA, N.A.

15th Floor
445 South Figueroa Street                     By:
Los Angeles, California  90071
                                                  Its:


                                                    AMERICAN TOWER SYSTEMS, INC.
                                                                  LOAN AGREEMENT
                                                                SIGNATURE PAGE 2

                                    EXHIBIT A

                                     FORM OF
                           BORROWER'S PLEDGE AGREEMENT


         THIS BORROWER'S PLEDGE AGREEMENT (this "Agreement"), entered into as of this 22nd day of November 1996, by and between American Tower Systems, Inc., a Delaware corporation (the "Borrower"), and Toronto Dominion (Texas), Inc. (the "Administrative Agent") as administrative agent for itself and on behalf of the Banks.


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Banks and the Administrative Agent are all parties to that certain Loan Agreement dated as of even date herewith (the "Loan Agreement"); and

         WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, the Borrower is required to execute and deliver this Agreement; and

         WHEREAS, to secure the payment and performance of, among other things, all obligations of the Borrower under the Loan Agreement and the promissory notes issued by the Borrower to the Banks thereunder (the "Notes"), the Borrower and the Administrative Agent (on behalf of itself and the Banks), have agreed that the shares of capital stock (the "Stock") owned by the Borrower in each of the Subsidiaries of the Borrower listed on Schedule 1 attached hereto, which are the only directly owned corporate Subsidiaries of the Borrower, shall be pledged by the Borrower to the Administrative Agent (on behalf of itself and the Banks) to secure the Obligations;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         1. Warranty. The Borrower hereby represents and warrants to the Administrative Agent and the Banks that, except for the security interest created hereby, the Borrower owns the Stock, which constitutes the percentage of the issued and outstanding stock of the Subsidiaries as set forth on Schedule 1 attached hereto, free and clear of all Liens, that the Stock is duly issued, fully paid and non-assessable, and that the Borrower has the unencumbered right to pledge the Stock. In addition, the Borrower represents and covenants as follows: (1) the Stock represents all of Borrower's shares of capital stock in any Subsidiary of the Borrower; (2) upon possession and retention of the Stock by the Administrative Agent, the Administrative Agent shall have a valid and perfected first priority security interest in the Stock, securing the payment of the Obligations; and (3) except as noted on Schedule 2 attached hereto, the Stock represents all of the outstanding shares of stock issued by any direct Subsidiary of the Borrower.

         2. Security Interest. Subject to the provisions of Section 13 hereof, the Borrower hereby unconditionally grants and assigns to the Administrative Agent, for itself and on behalf of the Banks, and their respective successors and assigns, a continuing security interest in and security title to the Stock and any other shares of capital stock of any Subsidiary of the Borrower obtained in the future, and in each case, all certificates representing such shares, all rights, options, warrant, stock or other securities or other property which may hereafter be received, receivable or distributed in respect of the Stock, together with all proceeds of the foregoing, including, without limitation, all dividends, cash, notes, securities or other property from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, all of which shall constitute "Stock" hereunder. The Borrower has delivered to and deposited with the Administrative Agent all of its right, title and interest in and to the Stock, together with certificates representing the Stock, and undated stock powers endorsed in blank, as security for the Obligations; it being the intention of the parties hereto that beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Borrower until the occurrence and during continuance of an Event of Default under the terms of the Loan Agreement and until the Administrative Agent shall notify the Borrower of the Administrative Agent's exercise of voting and dividend rights to the Stock pursuant to Section 9 of this Agreement.

         3. Additional Shares. In the event that, during the term of this Agreement:

                  (a)  any  stock  dividend,   stock  split,   reclassification,
         readjustment, or other change is declared or made in the capital structure of any directly owned Subsidiary, or any new stock is issued by such Subsidiary, or any new directly owned Subsidiary is formed or acquired, all new, substituted, and additional shares shall be issued to the Borrower and shall be promptly delivered to the Administrative Agent, together with undated stock powers endorsed in blank by the Borrower, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement; and

                  (b) any subscriptions, warrants or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the Borrower shall be promptly delivered to the Administrative Agent, together with undated stock powers endorsed in blank, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement.

         4. Default. In the event of the occurrence of an Event of Default and so long as any such Event of Default is continuing, subject, however, to Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after fifteen (15) days' notice to the Borrower, and the Administrative Agent and the Banks or any of them, may purchase the Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied first to the costs of the Administrative Agent incurred in connection with the sale, expressly including, without limitation, any costs under Section 7 hereof, and then to the Obligations as provided in the Loan Agreement. In the event the proceeds of the sale or other disposition of the Stock are insufficient to satisfy the Obligations, the Borrower shall remain liable for any such deficiency. The Borrower waives, to the extent permitted by Applicable Law, the rights of equity of redemption, appraisal, notice of acceptance, presentment, demand and marshalling, to the extent applicable.

         5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent, on behalf of itself and the Banks, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction and other Applicable Law.

         6. Return of Stock to the Borrower. Upon payment in full of all principal and interest on the Notes, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement, the Notes, and the other Loan Documents, and satisfaction in full of any other Obligations, other than the Obligations which survive the termination of the Loan Agreement as provided in Section 11.16 of the Loan Agreement, and after such time as the Banks shall have no obligation to make any further Advances to the Borrower, this Agreement shall terminate and the Administrative Agent shall return the remaining Stock and all rights received by the Administrative Agent as a result of its possessory interest in the Stock to the Borrower.

         7. Disposition of Stock by Administrative Agent. The Stock is not registered or qualified under the various Federal or state securities laws of the United States and disposition thereof after default may be restricted to one or more private (instead of public) sales. The Borrower understands that upon such disposition, the Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered and qualified pursuant to Federal and state securities laws and sold on the open market.
The Borrower, therefore, agrees that:

                  (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of communications tower companies (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                  (b) that such reliance shall be conclusive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner absent manifest error.

         8. Borrower's Obligations Absolute. The obligations of the Borrower under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other Person, nor against other security or liens available to the Administrative Agent or any Bank. The Borrower hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any other security or to any balance of any deposit account or credit on the books of the Administrative Agent or any of the Banks in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent to any other security or collateral for the Notes and the other Obligations. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Borrower or any other obligor with respect to the Obligations to the Banks and the Administrative
Agent, or any of them, nor additional advances made by the Banks and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral or any other collateral or guaranty to the Borrower by the Banks and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof, nor any other act of the Banks and the
Administrative Agent, or any of them, shall release the Borrower from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations. Neither the

Administrative Agent nor any Bank shall, by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         9.       Voting Rights.

                  (a) For so long as the Notes or any other Obligations remain unpaid, after and during the continuation of an Event of Default, but subject to the provisions of Section 13 hereof, (i) the Administrative Agent may, upon fifteen (15) days' prior written notice to the Borrower of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Borrower hereby appoints the Administrative Agent, which appointment shall be effective on the fifteenth (15th) day following the giving of notice by the Administrative Agent as provided in the foregoing Section 9(a)(i), the Borrower's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

                  (b) For so long as the Borrower shall have the right to vote the Stock, the Borrower covenants and agrees that it will not, without the prior written consent of the Administrative Agent, vote or take any consensual action with respect to the Stock which would constitute an Event of Default.

         10. Notices. All notices and other communications required or permitted hereunder shall be in writing, and shall be given in the manner and at the addresses set forth in Section 11.1 of the Loan Agreement.

         11. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and the Borrower and delivered by the Administrative Agent to the Borrower.

         12. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         13. FCC Compliance. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent which may require the consent or approval of the FCC, and the proxy granted in
Section 9(a) shall not become effective, unless and until all requirements of the Communications Act requiring the consent to or approval of such action by the FCC have been satisfied. The Borrower covenants that, following and during the continuation of an Event of Default, upon request of the Administrative Agent, it will cause to be filed such applications and take such other action as may be reasonably requested by the Administrative Agent to obtain consent or approval of the FCC to any action contemplated by this Agreement and to give effect to the security interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

         14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         15. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of all the Banks.

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


BORROWER:                                     AMERICAN TOWER SYSTEMS, INC.,
                                              a Delaware corporation


                                              By:

[CORPORATE SEAL]                                  Title:

                                              Attest:

                                                  Title:

Address:

American Tower Systems, Inc.
6400 North Congress Avenue
Suite 1750
Boca Raton, Florida  33482
Attention:  David U. Lee
Telecopy:  610/341-1835


ADMINISTRATIVE AGENT:                         TORONTO DOMINION (TEXAS), INC.,
                                                       as Administrative Agent


                                              By:

                                                  Title:


SCHEDULES

  Schedule 1  -  Shares Pledged Pursuant to Pledge Agreement
  Schedule 2  -  Outstanding Shares of Stock

BORROWER'S PLEDGE AGREEMENT
SIGNATURE PAGE 1

                                    EXHIBIT B

                                     FORM OF
                           BORROWER SECURITY AGREEMENT


         THIS BORROWER SECURITY AGREEMENT (this "Agreement") dated as of the 22nd day of November 1996, by and between American Tower Systems, Inc., a Delaware corporation (the "Borrower"), and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for itself and the Banks.


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Banks and the Administrative Agent are all parties to that certain Loan Agreement dated as of even date herewith (the "Loan Agreement"); and

         WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, the Borrower is required to execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

                  1. Grant of Security Interest. Subject to the provisions of Sections 23 and 25 hereof, and to the extent permitted by Applicable Law in the case of the Licenses, the Borrower hereby unconditionally grants and assigns to the Administrative Agent (for itself and the Banks) a continuing security interest in and security title to (hereinafter referred to as the "Security Interest") all of its property and assets and all additions thereto and replacements thereof, and all other property whether now owned or hereafter created, acquired or reacquired by the Borrower, including:

Inventory

         All of the Borrower's inventory and supplies of whatsoever nature and kind and wheresoever situated, including, without limitation, raw materials, components, work in process, finished goods, goods in transit and packing and shipping materials, accretions and accessions thereto, trust receipts and similar documents covering the same products (the "Inventory");

Accounts

         All right to payment for goods sold or leased or for services rendered, expressly including, without limitation, in connection with owning, leasing, managing and operating communications tower facilities, whether or not earned by performance, including, without limitation, all agreements with and sums due from customers and other Persons, and all books and records recording, evidencing or relating to such rights or any part thereof (the "Accounts");

Equipment

         All machinery, equipment and supplies (installed and uninstalled) not included in Inventory above, including motor vehicles and accretions and accessions thereto; and expressly including, without limitation, towers, antennas and equipment located at communications tower facilities; any distribution systems and all components thereof, including, without limitation, hardware, cables, fiber optic cables, switches, CODECs, computer equipment, amplifiers, and associated devices; and any other equipment used in connection with the Borrower's business (the "Equipment");

Contracts and Leases

         All assignable (a) construction contracts, subscriber contracts, customer service agreements, management agreements, rights of way, easements, pole attachment agreements, transmission capacity agreements, public utility contracts and other agreements to which the Borrower is a party, whether now existing or hereafter arising, including, without limitation, those listed on Exhibit A hereto (the "Contracts"); (b) lease agreements for personal property to which the Borrower is a party, whether now existing or hereafter arising including without limitation those listed on Exhibit B hereto (the "Leases"); and (c) other contracts and contractual rights, remedies or provisions now existing or hereafter arising in favor of the Borrower (the "Other Contracts");

General Intangibles

         All general intangibles including personal property not included above, such as, without limitation, all goodwill, trademarks, trademark applications, trade names, trade secrets, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, claims for tax refunds, and tax refund amounts (the "Intangibles");

Licenses

         To the extent permitted by Applicable Law and subject to Sections 23 and 25 hereof, all franchises, permits and operating rights authorizing or relating to the Borrower's rights to operate and maintain communications tower facilities or similar business including, without limitation, the Licenses, all as more particularly described on Exhibit C attached hereto;

Furniture and Fixtures

         All furniture and fixtures in which the Borrower has an interest (the "Furniture and Fixtures");

Miscellaneous Items

         All goods, chattel paper, documents, instruments, supplies, choses in action, claims, money, deposits, certificates of deposit, stock or share certificates, and licenses and other rights in intellectual property not included above (the "Miscellaneous Items"); and

Proceeds

         All proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property (or interest therein) referred to above (including, without limitation, the proceeds from the sale of any License), together with all proceeds of any policies of insurance covering any or all of the above, the proceeds of any award in condemnation with respect to any of the property of the Borrower, any rebates or refunds, whether for taxes or otherwise, together with all proceeds of any such proceeds (the "Proceeds").

         The Inventory, Accounts, Equipment, Contracts, Other
Contracts, Leases, Intangibles, Licenses, Furniture and Fixtures,
Miscellaneous Items, and Proceeds, as described above, are hereinafter collectively referred to as the "Collateral."

         This Agreement and the Security Interest secure the payment and performance of the Obligations (as defined in the Loan Agreement).

                  2. Further Assurances. The Borrower hereby authorizes the Administrative Agent to file such financing statements and such other documents as the Administrative Agent may reasonably require to protect or perfect the interest of the Banks and the Administrative Agent in the Collateral, and the Borrower further irrevocably appoints the Administrative Agent as the Borrower's attorney-in-fact, with a power of attorney to execute on behalf of the Borrower such Uniform Commercial Code

(the "UCC") financing statement forms as the Administrative Agent may from time to time deem necessary or desirable to protect or perfect such interest in the Collateral. Such power of attorney is coupled with an interest and shall be irrevocable. In addition, the Borrower agrees to do, execute and deliver or cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably require for the purpose of perfecting or protecting the rights of the Banks and the Administrative Agent hereunder or otherwise giving effect to this Agreement, all promptly upon request therefor.

                  3. Representations and Warranties. The Borrower represents and warrants to the Banks and the Administrative Agent that:

                  (a) Exhibit A attached hereto and incorporated herein by this reference sets forth a complete and accurate list of the Contracts in effect on the date hereof which provide for aggregate payments to the Borrower over the life of any single Contract in excess of $250,000 or which are otherwise material to the Borrower, and the Borrower will furnish copies thereof to the Banks and the Administrative Agent upon the request of the Administrative Agent;

                  (b) Exhibit B attached hereto and incorporated herein by this reference sets forth a complete and accurate list of all Leases providing for aggregate payments to the Borrower over the life of any single Lease in excess of $100,000, to which the Borrower is party in effect on the date hereof, and the Borrower will furnish copies thereof to the Banks and the Administrative Agent upon the request of the Administrative Agent; and

                  (c) Exhibit C attached hereto and incorporated herein by this reference sets forth a complete and accurate list of the Licenses in effect on the date hereof.

                  4. Representations and Warranties Concerning Collateral. The Borrower further represents and warrants that (a) the Security Interest in the Collateral granted hereunder shall constitute at all times a valid first priority security interest (subject only to Permitted Liens), vested in the Administrative Agent, in and upon the Collateral, free of any Liens except for Permitted Liens, (b) the location of the Inventory and Equipment is as set forth in Schedule 1 hereto, and (c) none of the Accounts are represented by promissory notes or other instruments. The Borrower shall take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Security Interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person, and that the Collateral shall not otherwise be or become subject to any Lien, except for Permitted Liens.

                  5. Location of Books and Records. The Borrower further represents and warrants that it now keeps all of its records concerning its Accounts, Contracts, Leases, Other Contracts, and Intangibles at its chief executive office, which is the address set forth with respect to the Borrower in
Section 11.1 of the Loan Agreement. The Borrower covenants and agrees that it shall not keep any of such records at any other address, unless written notice thereof is given to the Administrative Agent at least thirty (30) days prior to the creation of any new address for the keeping of such records. The Borrower further agrees that it shall promptly advise the Administrative Agent, in writing making reference to this Section 4 of this Agreement, of the opening of any material new place of business, the closing of any existing material place of business, or any change in the location of the place where it keeps the Collateral or of its chief executive officer.

                  6. Collateral Not Fixtures. The parties intend that, to the extent permitted by Applicable Law, the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

                  7. Covenants Regarding Collateral. Any and all injury to, or loss or destruction of, the Collateral shall be at the Borrower's risk, and shall not release the Borrower from its obligations hereunder. The Borrower agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral except as permitted under the Loan Agreement. The Borrower agrees to maintain in force such insurance with respect to the Collateral as is required under the Loan Agreement. The Borrower agrees to pay all required taxes, liens, and assessments upon the Collateral, its use or operation, as required under the Loan Agreement. The Borrower further agrees that the Administrative Agent may, but shall in no event be obligated to, upon prior written notice to the Borrower, insure any of the Collateral in such form and amount as the Administrative Agent may deem necessary or desirable if the Borrower fails to obtain insurance as required by the Loan Agreement, and that the Administrative Agent may pay or discharge any taxes if the Borrower fails to pay such taxes as required by the Loan Agreement or Liens (which are not Permitted Liens) on any of the Collateral, and the Borrower agrees to pay any such sum so expended by the Administrative Agent, with interest at the Default Rate, and such amounts shall be deemed to be a part of the Obligations secured by the Collateral under the terms of this Agreement.

                  8. Covenants Regarding Contracts, Other Contracts and Leases. The Borrower shall (i) fulfill, perform and observe each and every material condition and covenant contained in any of the Contracts, the Other Contracts or the Leases other than those being contested in good faith or unless the other party thereto is in default, (ii) give prompt notice to the Administrative

Agent of any claim of material default under any Contract, Other Contract or Lease given to the Borrower or by the Borrower, (iii) at the sole cost and expense of the Borrower, enforce the performance and observance of each and every material covenant and condition of the Contracts, the Other Contracts and the Leases, and (iv) appear in and defend any action growing out of or in any manner connected with any Contract, Other Contract or Lease other than those which in the Borrower's reasonable business judgment are no longer in the best interest of the Borrower to enforce and which have been approved by the Administrative Agent. The rights and interests granted to the Administrative Agent hereunder include all of the Borrower's rights and title (i) to modify the Contracts, the Other Contracts and the Leases, (ii) to terminate the Contracts, the Other Contracts and the Leases, and (iii) to waive or release the performance or observance of any obligation or condition of the Contracts, the Other Contracts and the Leases; provided, however, that the Borrower shall have the right to exercise these rights in a fashion consistent with this Agreement prior to any Event of Default and that these rights shall not be exercised by the Administrative Agent prior to the occurrence and during the continuance of an Event of Default.

                  9. Remedies. Upon the occurrence and during the continuation of an Event of Default the Banks and the Administrative Agent shall have such rights and remedies as are set forth in the Loan Agreement and herein, all the rights, powers and privileges of a secured party under the UCC of the State of New York and any other applicable jurisdiction, and all other rights and remedies available to the Banks and the Administrative Agent, or any of them, at law or in equity. The Borrower covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in
Section 20 hereof at least ten (10) days prior to such disposition. Under such circumstances, the Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of the Borrower, and the Borrower hereby consents to such right and to such appointment and hereby waives any objection the Borrower may have thereto and hereby waives the right to have a bond or other security posted by the Administrative Agent or any other Person in connection therewith. The Borrower agrees, after the occurrence and during the continuation of an Event of Default, to take any actions that the Administrative Agent may reasonably request in order to enable the Administrative Agent to obtain and enjoy the full rights and benefits granted to the Administrative Agent under this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Borrower shall, at the Borrower's cost and expense, use its reasonable best efforts to assist in obtaining all approvals of the FCC which are then required by law for or in connection with any action or transaction contemplated by this Agreement or Article 9 of the

UCC as in effect in any  applicable  jurisdiction,  and,  at the  Administrative
Agent's request, prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of the Licenses or transfer of control thereof necessary or appropriate under the FCC's rules for approval of any sale or transfer of the Licenses in connection with the Administrative Agent's exercise of remedies under this Agreement. The Administrative Agent shall have the right, in connection with the issuance of any order for relief in a bankruptcy proceeding, to petition the bankruptcy court for the transfer of control or assignment of the Licenses to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, foreclosure or other exercise of remedies available to the Administrative Agent, all as permitted by Applicable Law. All amounts realized or collected through the exercise of remedies hereunder shall be applied to the Obligations as provided in the Loan Agreement.

                  10. Notification of Account Debtors. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may notify the account debtors that all payments with respect to Accounts are to be paid directly to the Administrative Agent and any amount thereafter paid to the Borrower shall be received in trust by the Borrower for the benefit of the Administrative Agent and segregated from other funds of the Borrower and paid over to the Administrative Agent in the form received (together with any necessary endorsements).

                  11. Remedies of Administrative Agent. Upon the occurrence and during the continuation of an Event of Default, and after written notice to the Borrower, the Administrative Agent or its designee may proceed to perform any and all of the obligations of the Borrower contained in any of the Contracts, Other Contracts or Leases and exercise any and all rights of the Borrower therein contained as fully as the Borrower itself could. The Borrower hereby appoints the Administrative Agent its attorney-in-fact, with power of substitution, to take such action, execute such documents, and perform such work as the Administrative Agent may deem appropriate in exercise of the rights and remedies granted the Banks and the Administrative Agent, or any of them, herein or in any other Loan Document. The power of attorney granted herein is coupled with an interest and shall be irrevocable.

                  12. Additional Remedies. Upon the occurrence and during the continuation of an Event of Default, should the Borrower fail to perform or observe any covenant or comply with any condition contained in any of the Contracts, the Other Contracts or the Leases, then the Administrative Agent may, but without obligation to do so and without releasing the Borrower from its obligation to do so, and after written notice to the Borrower, perform such covenant or condition and, to the extent that the Administrative Agent shall incur any reasonable costs or pay any expenses in connection therewith, including any reasonable costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses by the Administrative Agent at the Default Rate. Neither the Administrative Agent nor any Bank shall be obliged to perform or discharge any obligation of the Borrower under any of the Contracts, the Other Contracts or the Leases.

         13. Administrative Agent May Collect Accounts. The Borrower hereby further appoints the Administrative Agent, effective upon the occurrence and during continuation of an Event of Default as its attorney-in-fact, with power of substitution, with authority to collect all Accounts, to endorse the name of the Borrower on any note, acceptance, check, draft, money order or other evidence of debt or of payment which constitutes a portion of the Collateral and which may come into the possession of the Banks and the Administrative Agent, or any of them, and generally to do such other things and acts in the name of the Borrower with respect to the Collateral as are necessary or appropriate to protect or enforce the rights hereunder of the Banks and the Administrative Agent. The Borrower further authorizes the Administrative Agent, effective upon the occurrence and during the continuation of an Event of Default, to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims possessed by the Borrower which constitute a portion of the Collateral, all in the name of the Borrower. After deducting all reasonable expenses and charges (including the Administrative Agent's attorneys' fees) of retaking, keeping, storing and selling the Collateral, the Administrative Agent may apply the proceeds in payment of any of the Obligations in the order of application set forth in the Loan Agreement. The power of attorney granted herein is coupled with an interest and shall be irrevocable. The Borrower agrees that if steps are taken by the Administrative Agent to enforce its rights hereunder, or to realize upon any of the Collateral, the Borrower shall pay to the Administrative Agent the amount of the Administrative Agent's reasonable costs, including attorneys' fees, and the Borrower's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall segregate all proceeds of any Collateral from other assets of the Borrower.

         14. Indemnification. The Borrower shall indemnify and hold harmless the Administrative Agent and each Bank, and any other Person acting hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the powers of attorney granted herein and shall release the Administrative Agent and each Bank, and any other Person acting hereunder from all liability whatsoever for the exercise of the foregoing powers of attorney and all actions taken pursuant thereto, except, in either event, in the case of bad faith, gross negligence or willful misconduct by the Person seeking indemnification.

         15. Remedies Cumulative. The Borrower agrees that the rights of the Banks and the Administrative Agent, or any of them, under this Agreement, the Loan Agreement, any other Loan Document or any other contract or agreement now or hereafter in existence among the Banks and the Administrative Agent and the Borrower or any Subsidiary of the Borrower and the other obligors thereunder, or any of them, shall be cumulative, and that the Administrative Agent and each Bank may from time to time exercise such rights and such remedies as such Person or Persons may have thereunder and under the laws of the United States or any state, as applicable, in the manner and at the time that such Person or Persons in its or their sole discretion desire, subject to the terms of such agreements. The Borrower further expressly agrees that the Banks and the Administrative Agent shall in no event be under any obligation to resort to any Collateral secured hereby prior to exercising any other rights that the Banks and the Administrative Agent, or any of them, may have against the Borrower or any Subsidiary of the Borrower or any of their respective properties, nor shall the Banks and the Administrative Agent, or any of them, be obliged to resort to any other collateral or security for the Obligations, other than the Collateral, prior to any exercise of the Administrative Agent's rights against the Borrower and its property hereunder.

         16. Obligations Commercial in Nature. The Borrower hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, the Administrative Agent shall, to the extent permitted by Applicable Law, have the right to immediate possession without notice or a hearing, and hereby knowingly and intelligently waives, to the extent permitted by Applicable Law, any and all rights it may have to any notice and posting of a bond by the Banks and the Administrative Agent, or any of them, prior to seizure by the Administrative Agent or any of its transferees, assigns or successors in interest, of the Collateral or any portion thereof.

         17. Amendments and Waivers. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Borrower or any other obligor to the Banks and the Administrative Agent, or any of them, nor additional advances made by the Banks and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to the Borrower or any other collateral or guaranty by the Banks and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof nor any other act of the Banks and the Administrative Agent, or any of them, shall release the Borrower from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Commitment. Neither the Administrative Agent nor any Bank shall by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent or one or more of the Banks in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         18. Assignment. The Borrower hereby agrees that this Agreement or the rights hereunder may, in the discretion of the Banks and the Administrative Agent or any of them, as applicable, be assigned in whole or in part in connection with any assignment of the Loan Agreement or the Obligations arising thereunder, as permitted thereunder. In the event this Agreement or the rights hereunder are so assigned by any of the Banks and the Administrative Agent, the terms "Banks", or "Administrative Agent" wherever used herein shall be deemed, as applicable, to refer to and include any such assignee.

         19. Successors and Assigns. This Agreement shall apply to and bind the respective successors and permitted assigns of the Borrower and inure to the benefit of the successors and permitted assigns of the Borrower, the Banks and the Administrative Agent.

         20. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in the manner prescribed in
Section 11.1 of the Loan Agreement.

         21. Governing Law. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement among the Borrower and the Banks and the Administrative Agent with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and delivered to the Borrower.

         22. Severability. If any paragraph or part thereof of this Agreement shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         23. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent with respect to the Licenses issued by the FCC unless and until all requirements of Applicable Law, including, without limitation, any required approval under the Communications Act, including without limitation the provision for ten (10) days notice to the FCC required by 47 C.F.R. ss. 22.917(e), requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. The Borrower covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be reasonably requested by the Administrative Agent to obtain the consent or approval of the FCC or any governmental or other authority which has granted any License to the Borrower to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

         24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         25. Changes in Applicable Law. The parties acknowledge their intent that, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent shall receive, to the fullest extent permitted by Applicable Law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to obtain, use or sell the Collateral and to exercise all remedies available to it under this Agreement, the UCC as in effect in any applicable jurisdiction, or other Applicable Law. The parties further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner the Administrative Agent's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable the Administrative Agent to obtain such rights of access, use or sale, the Administrative Agent and the Borrower shall amend this Agreement in such manner as the Administrative Agent shall reasonably request in order to provide the Administrative Agent such rights to the greatest extent possible consistent with Applicable Law and governmental policy.

         26. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of all the Banks.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands by and through their duly authorized representatives, as of the day and year first written above.


BORROWER:                                    AMERICAN TOWER SYSTEMS, INC., a
                                             Delaware corporation



                                             By:
                                                      Its:

[CORPORATE SEAL]                             Attest:
                                                      Its:


ADMINISTRATIVE AGENT:                        TORONTO DOMINION (TEXAS), INC., as
                                             Administrative Agent


                                             By:
                                                      Its:



EXHIBITS

  Exhibit A  -  Contracts
  Exhibit B  -  Leases
  Exhibit C  -  Licenses


SCHEDULES

  Schedule 1  -  List and Location of Inventory
                             and Equipment


BORROWER'S SECURITY AGREEMENT
SIGNATURE PAGE 1

                                    EXHIBIT C

                   FORM OF CERTIFICATE OF FINANCIAL CONDITION


         American Tower Systems, Inc., a Delaware corporation (the "Borrower"), in connection with that certain Loan Agreement (the "Loan Agreement") of even date herewith among the Borrower, the Banks (as defined in the Loan Agreement) and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (in such capacity, the "Administrative Agent"), pursuant to which the Banks have agreed to make loans to the Borrower (the "Loans") as evidenced by those certain promissory notes of even date herewith by the Borrower to the order of the Banks, hereby certifies to each of the foregoing Persons other than the Borrower that:


         1. The financial statements and all other documents relating to the Borrower's present or projected future financial condition (together with similar information relating to the Restricted Subsidiaries of the Borrower) provided to the Administrative Agent and the Banks in connection with the Loan Agreement, have been prepared by the undersigned or under the supervision of the undersigned, with due diligence and in full awareness of the reliance of the Banks on the information contained therein in reaching their decision to make the Loans. Such financial statements (other than those relating to projected financial condition) have been prepared in accordance with GAAP.

         2. The Borrower, as a result of the Loans and any obligations incurred in connection therewith and the other transactions contemplated by the Loan Agreement, believes that the Borrower has not incurred and will not incur debts beyond its ability to satisfy them as they mature, and will have a positive operating cash flow after paying all of its anticipated indebtedness when due, including the obligations due to the Banks under the Loan Agreement.

         3. After giving effect to the Loans and the obligations incurred in connection therewith and the other transactions contemplated by the Loan Agreement and the Loan Documents, the Borrower (on a consolidated basis with its Restricted Subsidiaries) anticipates that it will have sufficient proceeds from its cash flow, the sale of assets in the ordinary course of business, the proceeds of contemplated sales of assets not necessary for the Borrower's business (and the business of its Restricted Subsidiaries), and future debt or equity financings sufficient to pay cash interest expense and long-term Indebtedness when due, whether at maturity or otherwise.

         4. Immediately after giving effect to the transactions contemplated by the Loan Agreement and the other Loan Documents, the fair saleable value of the assets of the Borrower and its Restricted Subsidiaries (on a consolidated basis) will exceed the aggregate amount of all Indebtedness then outstanding of the Borrower and its Restricted Subsidiaries (on a consolidated basis).

         5. Based on the present and anticipated needs for capital of the businesses conducted, or anticipated to be conducted in the future by the Borrower and its Restricted Subsidiaries, and after giving effect to the Loans, the Borrower (on a consolidated basis with its Restricted Subsidiaries) will not be left with unreasonably small capital to finance the needs and anticipated needs of such businesses.

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.


         IN WITNESS WHEREOF, the Borrower has caused the execution of this Certificate and the affixation hereto of the seal of the Borrower this ____ day of November 1996.


                                             AMERICAN TOWER SYSTEMS, INC., a
                                             Delaware corporation



                                             By:

                                                      Its:
[CORPORATE SEAL]
                                             Attest:

                                                      Its:

                                    EXHIBIT D


                             FORM OF PROMISSORY NOTE


$____________________                                As of __________ ____, ____


         FOR VALUE RECEIVED, the undersigned, AMERICAN TOWER SYSTEMS, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of ____________________ (hereinafter, together with its successors and assigns, called the "Bank"), in immediately available funds, at such place as is designated in or pursuant to the Loan Agreement (as hereinafter defined), the principal sum of ______________________ AND __/100s DOLLARS ($_________________)
of United States funds, or, if less, so much thereof as may from time to time be advanced by the Bank to the Borrower and is outstanding hereunder, plus interest as hereinafter provided. Such advances and repayments thereof may be endorsed from time to time on the grid attached hereto, but the failure to make such notations (or any error in such notation) shall not affect the obligation of the Borrower to repay unpaid principal and interest hereunder.

         Except as otherwise defined or limited herein, capitalized terms used herein shall have the meanings ascribed to them in that certain Loan Agreement dated as of ____________ ____, 1996 (as amended from time to time, the "Loan Agreement") among the Borrower, the Bank, the other financial institutions party thereto (together with the Bank, the "Banks") and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (in such capacity, the "Administrative Agent").

         The principal amount of this Note shall be paid in such amounts and at such times as are set forth in Sections 2.5 and 2.7 of the Loan Agreement. A final payment of all principal amounts and other Obligations then outstanding hereunder shall be due and payable in full on the Maturity Date.

         The Borrower shall be entitled to borrow, repay and reborrow hereunder pursuant to the terms and conditions of the Loan Agreement. Prepayment of the principal amount hereof may be made only as provided in the Loan Agreement. The principal amount of each Advance shall be repaid on its Payment Date.

         The Borrower hereby promises to pay interest on the unpaid principal amount of the Loans outstanding hereunder as provided in the Loan Agreement. Interest under this Note shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). Overdue principal and, to the extent permitted by Applicable Law, overdue interest, shall bear interest at the Default Rate as provided in the Loan Agreement.

         No provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of that permitted by Applicable Law. If any excess amount of interest in such respect is provided for, or shall be adjudicated to be so provided for, in connection with the Loans outstanding hereunder, the provisions of this paragraph shall govern and prevail, and neither the Borrower nor any sureties, guarantors, successors or assigns of the Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event the Borrower ever pays, or the Bank ever receives, collects or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by Applicable Law shall be applied as a payment in the reduction of the principal, unless the Borrower shall notify the Bank in writing that it elects to have such excess returned forthwith; and, if the principal has been paid in full, any remaining excess shall forthwith be returned to the Borrower. Because of the variable nature of the rates of interest applicable to the Loans evidenced by this Note, the total interest that will accrue hereon cannot be determined in advance. Neither the Borrower nor the Bank intends for the Bank to contract for, charge or receive usurious interest and, to prevent such an occurrence, any agreements which may now or hereafter be in effect between the Borrower and the Bank regarding the payment of fees to the Bank are hereby limited by the provisions of this paragraph. To the extent not prohibited by Applicable Law, determination of the legal maximum amount of interest shall at all times be made by amortizing, prorating or allocating all interest at any time contracted for, charged or received from the Borrower in connection with the portion of the Loans outstanding hereunder until the Maturity Date, so that the actual rate of interest on account of the Loans outstanding hereunder does not exceed the maximum amount permitted under Applicable Law.

         All parties now or hereafter liable with respect to this Note, whether the Borrower, any guarantor, endorser or any other Person, hereby waive to the extent permitted by Applicable Law presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.

         No delay or omission on the part of the Bank or any holder hereof in exercising its rights under this Note, or delay or omission on the part of the Bank, the Administrative Agent or the Banks collectively, in exercising its or their rights under the Loan Agreement or any other Loan Documents, or course of conduct relating thereto, shall operate as a waiver of such right or any other right of the Bank or any holder hereof, nor shall any waiver by the Bank, the Administrative Agent or the Banks collectively, or any holder hereof, of any such right or rights on any one occasion be deemed a bar to, or waiver of, the same right or rights on any future occasion.

         The Borrower promises to pay all reasonable costs of collection, including attorneys' fees, should this Note be collected by or through an attorney-at-law or under advice therefrom.

         Time is of the essence of this Note.

         This Note evidences the Bank's portion of the Loans under, and is entitled to the benefits and subject to the terms of, the Loan Agreement which contains provisions with respect of the acceleration of the maturity of this Note upon the happening of certain stated events and provisions for prepayment. This Note is secured by and is also entitled to the benefits of the Security Documents.

         This Note shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.




                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above written.


                                        AMERICAN TOWER SYSTEMS, INC., a Delaware corporation



                                        By:

                                            Its:

[CORPORATE SEAL]
                                        Attest:

                                            Its:

                                    ADVANCES




          Amount of          Amount of Principal                   Notation
Date       Advance             Paid or Prepaid                      Made By

                                    EXHIBIT E

                         FORM OF PARENT PLEDGE AGREEMENT



         THIS PARENT PLEDGE AGREEMENT (this "Agreement"), entered into as of this 22th day of November 1996, by and between American Tower Systems Holding Corporation, a Delaware corporation (the "Pledgor"), and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for itself and on behalf of the Banks.


                              W I T N E S S E T H:


         WHEREAS, American Tower Systems, Inc., a Delaware corporation (the "Borrower"), the Banks and the Administrative Agent are all parties to that certain Loan Agreement dated as of even date herewith (the "Loan Agreement"); and

         WHEREAS, the Pledgor is the sole stockholder of the Borrower and, as such, will derive substantial direct and indirect economic benefit from the making of the Loans; and

         WHEREAS, as a condition precedent to the effectiveness of the Loan Agreement, the Pledgor is required to execute and deliver this Agreement; and

         WHEREAS, to secure the payment and performance of Borrower arising under the Loan Agreement, the Pledgor and the Administrative Agent (on behalf of itself and the Banks) have agreed that the shares of capital stock (the "Stock") owned by the Pledgor in each of the Subsidiaries of the Pledgor listed on
Schedule 1 attached hereto (the "Subsidiaries") shall be pledged by the Pledgor to the Administrative Agent (on behalf of itself and the Banks) to secure the Obligations (as defined below);

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         1. Warranty. The Pledgor hereby represents and warrants to the Administrative Agent and the Banks that, except for the security interest created hereby, the Pledgor owns the Stock, which constitutes the percentage of the issued and outstanding stock of the Subsidiaries as set forth on Schedule 1 attached hereto, free and clear of all Liens, that the Stock is duly issued, fully paid and non-assessable, and that the Pledgor has the unencumbered right to pledge the Stock. In addition, Pledgor represents and covenants as follows: (1) the Stock represents all of Pledgor's shares of capital stock in any Subsidiary; (2) upon possession and retention of the Stock by the Administrative Agent, the Administrative Agent shall have a valid and perfected first priority security interest in the Stock, securing the payment of the Obligations; and (3) except as noted on Schedule 2 attached hereto, the Stock represents all the outstanding shares of stock issued by any Subsidiary of the Pledgor.

         2. Security Interest. Subject to the provisions of Section 13 hereof, the Pledgor hereby unconditionally grants and assigns to the Administrative Agent, for itself and on behalf of the Banks, and their respective successors and assigns, a continuing security interest in and security title to the Stock and any other shares of capital stock of any Subsidiary of the Pledgor obtained in the future, and in each case, all certificates representing such shares, all rights, options, warrants, stock or other securities or other property which may hereafter be received, receivable or distributed in respect of the Stock, together with all proceeds of the foregoing, including, without limitation, all dividends, cash, notes, securities or other property from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, all of which shall constitute "Stock" hereunder. The Pledgor has delivered to and deposited with the Administrative Agent herewith all of its right, title and interest in and to the Stock, together with certificates representing the Stock, and undated stock powers endorsed in blank, as security for the payment and performance of all of the obligations of the Pledgor and any other obligor to the Administrative Agent, the Banks, or any of them, under this Agreement and any extensions, renewals or amendments of any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (the "Obligations"); it being the intention of the parties hereto that beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence and during continuance of an Event of Default and until the Administrative Agent shall notify the Pledgor of the Administrative Agent's exercise of voting and dividend rights to the Stock pursuant to Section 9 of this Agreement.

         3. Additional Shares. In the event that, during the term of this Agreement:

                  (a) any stock dividend, stock split, reclassification, readjustment, or other change is declared or made in the capital structure of any Subsidiary, or any new stock is issued by such Subsidiary, all new, substituted, and additional shares shall be issued to the Pledgor and shall be promptly delivered to the Administrative Agent, together with undated stock powers endorsed in blank by the Pledgor, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement; and

                  (b) any subscriptions, warrants or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the Pledgor shall be promptly delivered to the Administrative Agent, together with undated Stock powers endorsed in blank, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement.

         4. Default. In the event of the occurrence of an Event of Default and so long as any such Event of Default is continuing, subject, however, to Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after fifteen (15) days' notice to the Pledgor and the Administrative Agent and the Banks, or any of them, may purchase the Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied first to the costs of the Administrative Agent incurred in connection with the sale, expressly including, without limitation, any costs under Section 7 hereof, and then as provided in the Loan Agreement. In the event the proceeds of the sale or other disposition of the Stock are insufficient to satisfy the Obligations, the Pledgor shall remain liable for any such deficiency. Pledgor waives, to the extent permitted by Applicable Law, the rights of equity of redemption, appraisal, notice of acceptance, presentment, demand and marshalling, to the extent applicable.

         5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent, on behalf of itself and the Banks, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction and other Applicable Law.

         6. Return of Stock to the Pledgor. Upon payment in full of all principal and interest on the Notes, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement and the other Loan Documents, and satisfaction in full of any other Obligations, other than the Obligations which survive the termination of the Loan Agreement as provided in Section 11.16 of the Loan Agreement, and after such time as the Banks shall have no obligation to make any further Advances to the Borrower, this Agreement shall terminate and the Administrative Agent shall return the remaining Stock and all rights received by the Administrative Agent as a result of its possessory interest in the Stock to the Pledgor.

         7. Disposition of Stock by Administrative Agent. The Stock is not registered or qualified under the various Federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered and qualified pursuant to Federal and state securities laws and sold on the open market. The Pledgor, therefore, agrees that:

                  (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of communications tower companies (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                  (b) that such reliance shall be conclusive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner absent manifest error.

         8. Pledgor's Obligations Absolute. The obligations of the Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other Person, nor against other security or liens available to the Administrative Agent or any Bank. The Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Administrative Agent or any of the Banks in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent to any other security or collateral for the Obligations. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Pledgor or any other obligor with respect to the Obligations to the Banks and the Administrative Agent, or any of them, nor additional advances made by the Banks and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to the Borrower or any other Person or any other collateral or guaranty to the Borrower or any other Person by the Banks and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof, nor any other act of the Banks and the
Administrative Agent, or any of them, shall release the Pledgor from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations. Neither the Administrative Agent nor any Bank shall, by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         9.       Voting Rights.

                  (a) For so long as any Obligations remain unpaid, after and during the continuation of an Event of Default, but subject to the provisions of Section 13 hereof, (i) the Administrative Agent may, upon fifteen (15) days' prior written notice to the Pledgor of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Administrative Agent, which appointment shall be effective on the fifteenth (15th) day following the giving of notice by the Administrative Agent as provided in the foregoing Section 9(a)(i), the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

                  (b) For so long as the Pledgor shall have the right to vote the Stock, the Pledgor covenants and agrees that it will not, without the prior written consent of the Administrative Agent, vote or take any consensual action with respect to the Stock which would constitute an Event of Default.

         10. Notices. All notices and other communications required or permitted hereunder shall be in writing, and shall be given in the fashion set forth in
Section 11.1 of the Loan Agreement, and with respect to the Pledgor, at the address for the Borrower set forth in or otherwise provided pursuant to Section
11.1 of the Loan Agreement.

         11. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and the Pledgor and delivered by the Administrative Agent to the Pledgor.

         12. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         13. FCC Compliance. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent which may require the consent or approval of the FCC, and the proxy granted in
Section 9(a) hereof shall not become effective, unless and until all requirements of the Communications Act, requiring the consent to or approval of such action by the FCC have been satisfied. The Pledgor covenants that, following and during the continuance of an Event of Default, upon request of the Administrative Agent, it will cause to be filed such applications and take such other action as may be reasonably requested by the Administrative Agent to obtain consent or approval of the FCC to any action contemplated by this Agreement and to give effect to the security interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

         14.   Counterparts.   This   Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         15. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of all the Banks.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


PLEDGOR:                                     AMERICAN TOWER SYSTEMS HOLDING
                                             CORPORATION, a Delaware corporation


                                             By:
         [CORPORATE SEAL]                             Title:

                                             Attest:
                                                      Title:



ADMINISTRATIVE AGENT:                        TORONTO DOMINION (TEXAS), INC., as
                                             Administrative Agent


                                             By:
                                                      Title:



Schedule 1 - Shares Pledged Pursuant to Pledge Agreement
Schedule 2 - Outstanding Shares of Stock








PARENT PLEDGE AGREEMENT
SIGNATURE PAGE 1

                                    EXHIBIT F

                           FORM OF REQUEST FOR ADVANCE


         ______________________________,   the  duly   elected   and   qualified
____________________________ of American Tower Systems, Inc., a Delaware corporation (the "Borrower"), in connection with that certain Loan Agreement (as in effect on the date hereof, the "Loan Agreement"), dated as of November 22, 1996, among the Borrower, the Banks (as defined in the Loan Agreement) and Toronto-Dominion (Texas), Inc., as administrative agent for the Banks (in such capacity, the "Administrative Agent"), hereby certifies to each of the foregoing Persons other than the Borrower that:

         1. The Borrower hereby requests an Advance in the amount of $__________ to be made on ____________ __, _____, under the Commitment. Such Advance shall be a [Base Rate/LIBOR] Advance. [The Interest Period for the LIBOR Advance shall be _____________ month(s).] The proceeds of the Advance should be wired as set forth on Schedule 1 attached hereto. The foregoing instructions shall be irrevocable.

         2. All of the representations and warranties of the Borrower made under the Loan Agreement (including, without limitation, all representations and warranties with respect to the Borrower's Subsidiaries) and the other Loan Documents are as of the date hereof, and will be as of the date of such Advance, true and correct in all material aspects both before and after giving effect to the application of the proceeds of the Advance of the Loans in connection with which this Request for Advance is given, and after giving effect to any updates to information provided to the Banks in accordance with the terms of the Loan Agreement.

         3. There does not exist, as of this date, and there will not exist after giving effect to the Advance requested in this Request for Advance, any Default under the Loan Agreement.

         4. All Necessary Authorizations have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation.

         5. There has occurred no event having a Materially Adverse Effect since ____________ ___, _____.

         6. On the date of such Advance, after giving effect to the Advance requested hereby, the Borrower shall be in compliance on a pro forma basis with the covenants set forth in Sections 7.8, 7.9 and 7.10 of the Loan Agreement, and
Schedule  2  attached  hereto  sets  forth   calculations   demonstrating   such
compliance.

         7. All other conditions precedent to the Advance requested hereby set forth in Section 3.2 of the Loan Agreement have been satisfied.

         Capitalized terms used in this Request for Advance and not otherwise defined are used as defined in the Loan Agreement.

         IN  WITNESS  WHEREOF,  the  Borrower,   acting  through  an  Authorized
Signatory, has signed this Request for Advance, as of the ______ day of ____________, 19__.


                                       AMERICAN TOWER SYSTEMS, INC., a Delaware corporation



                                       By:

                                                Its:







Schedule 1 - Wiring Instructions
Schedule 2 - Compliance Calculations

                                    EXHIBIT G

                           FORM OF SUBSIDIARY GUARANTY


         THIS SUBSIDIARY GUARANTY (the "Guaranty"), made as of the ___ day of __________, 19__, by ____________, a ___________ (the "Guarantor"), in favor of
Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for the Banks (as defined in the Loan Agreement described below).


                              W I T N E S S E T H:


         WHEREAS, American Tower Systems Inc., a Delaware corporation (the "Borrower"), the Banks, and the Administrative Agent are all parties to that certain Loan Agreement dated as of November 22, 1996 (as in effect on the date hereof, the "Loan Agreement"); and

         WHEREAS, pursuant to the terms of the Loan Agreement, the Guarantor is required to execute and deliver this Guaranty; and

         WHEREAS, the Guarantor is a Restricted Subsidiary of the Borrower; and

         WHEREAS, the Borrower and the Guarantor are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, and the Borrower has as one of its corporate purposes the obtaining of financing needed from time to time by the Guarantor, with the Borrower's ability to obtain such financing being dependent, in part, on the successful operations of and the properties owned by the Guarantor; and

         WHEREAS, the Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the corporate purposes and in the best interests of, the Guarantor; and

         WHEREAS, as a condition to the extension of the Loans by the Banks, the Guarantor has agreed to execute this Guaranty guaranteeing the payment and performance by the Borrower of its obligations and covenants under the Notes, the Loan Agreement and the other Loan Documents (the Loan Agreement, the Notes and the other Loan Documents, as executed on the date hereof and as they may be amended, modified or extended from time to time being hereinafter referred to as the "Guaranteed Agreements"); and

         WHEREAS, capitalized terms used herein and not otherwise defined shall be used as defined in the Loan Agreement;

         NOW, THEREFORE, in consideration of the above premises, Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the provisions of
Section 7 hereof, the Guarantor hereby unconditionally guarantees to the Banks and the Administrative Agent full and prompt payment and performance when due whether at maturity, by acceleration or otherwise of all Obligations. Each Obligation shall rank pari passu with each other Obligation.

         The Guarantor hereby further agrees, for the benefit of the Banks and the Administrative Agent, that:

         1. Obligations Several. Regardless of whether any proposed guarantor or any other Person or Persons is, are or shall become in any other way responsible to the Banks and the Administrative Agent, or any of them, for or in respect of the Obligations or any part thereof, and regardless of whether or not any Person or Persons now or hereafter responsible to the Banks and the Administrative Agent, or any of them, for the Obligations or any part thereof, whether under this Guaranty or otherwise, shall cease to be so liable, the Guarantor hereby declares and agrees that this Guaranty is and shall continue to be a several obligation, shall be a continuing guaranty and shall be operative and binding, and that the Guarantor shall have no right of subrogation with respect to this Guaranty.

         2. Guaranty Final. Upon the execution and delivery of this Guaranty to the Administrative Agent, this Guaranty shall be deemed to be finally executed and delivered by the Guarantor and shall not be subject to or affected by any promise or condition affecting or limiting the Guarantor's liability (other than as expressly set forth in Section 7 hereof), and no statement, representation, agreement or promise on the part of the Banks, the Administrative Agent, the Borrower, or any of them, or any officer, employee or agent thereof, unless contained herein forms any part of this Guaranty or has induced the making hereof or shall be deemed in any way to affect the Guarantor's liability hereunder.

         3. Amendment and Waiver. No alteration or waiver of this Guaranty or of any of its terms, provisions or conditions shall be binding upon the Persons against whom enforcement is sought unless made in writing and signed by an authorized officer of such Person.

         4. Dealings with Borrower. The Banks and the Administrative Agent, or any of them, may, from time to time, without exonerating or releasing the Guarantor in any way under this Guaranty, (i) take such further or other security or securities for the Obligations or any part thereof as the Banks and the Administrative Agent, or any of them, may deem proper, consistent with the Loan Agreement, or (ii) release, discharge, abandon or otherwise deal with or fail to deal with any guarantor of the Obligations or any security or securities therefor or any part thereof now or hereafter held by the Banks and the Administrative Agent, or any of them, or (iii) consistent with the Loan Agreement, amend, modify, extend, accelerate or waive in any manner any of the provisions, terms, or conditions of the Guaranteed Agreements, all as the Banks and the Administrative Agent, or any of them, may consider expedient or appropriate in their sole discretion. Without limiting the generality of the foregoing, or of Paragraph 5 hereof, it is understood that the Banks and the Administrative Agent, or any of them, may, without exonerating or releasing the Guarantor, give up, or modify or abstain from perfecting or taking advantage of any security for the Obligations and accept or make any compositions or arrangements, and realize upon any security for the Obligations when, and in such manner, as the Banks and the Administrative Agent, or any of them, may deem expedient, consistent with the Loan Agreement, all without notice to the Guarantor, except as required by Applicable Law.

         5. Guaranty Unconditional. The Guarantor acknowledges and agrees that no change in the nature or terms of the Obligations or any of the Guaranteed Agreements, or other agreements, instruments or contracts evidencing, related to or attendant with the Obligations (including any novation), nor any determination of lack of enforceability thereof, shall discharge all or any part of the liabilities and obligations of the Guarantor pursuant to this Guaranty; it being the purpose and intent of the Guarantor, the Banks and the
Administrative Agent that the covenants, agreements and all liabilities and obligations of the Guarantor hereunder are absolute, unconditional and irrevocable under any and all circumstances. Without limiting the generality of the foregoing, the Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty is fully performed, the Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Banks and the Administrative Agent, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Banks and the Administrative Agent, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, the Guarantor or by reason of any further dealings between the Borrower, the Banks and the Administrative Agent, or any of them, or any other guarantor or surety, and the Guarantor, to the extent permitted by Applicable Law, hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or which may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers.

         6. Set-off. The Banks and the Administrative Agent, or any of them, may, without demand or notice of any kind upon or to the Guarantor, at any time or from time to time when any amount shall be due and payable hereunder by the Guarantor, if the Borrower shall not have timely paid its Obligations, set off and appropriate any property, balances, credit accounts or moneys of the Guarantor (other than those held in a trust) in the possession of the Banks and the Administrative Agent, or any of them, or under the control of any of them for any purpose, which property, balances, credit accounts or moneys shall thereupon be turned over and remitted to the Administrative Agent, to be held and applied to the Obligations by the Administrative Agent in accordance with the Loan Agreement, and the Guarantor hereby grants to the Banks and the Administrative Agent, a security interest in all such property. The Administrative Agent shall give written notice to the Borrower of the exercise of any of the foregoing rights within one (1) Business Day following the exercise thereof.

         7. Maximum Guaranteed Amount. The creation or existence from time to time of Obligations in excess of the amount committed to or outstanding on the date of this Guaranty is hereby authorized by the Guarantor, without notice to the Guarantor, and shall in no way impair or affect this Guaranty or the rights of the Banks and the Administrative Agent, or any of them, herein. Anything in this Guaranty to be contrary notwithstanding, it is the intention of the Guarantor, the Banks and the Administrative Agent, that the Guarantor's obligations hereunder shall be, but not in excess of, the Maximum Guaranteed Amount. The "Maximum Guaranteed Amount" shall mean the greater of (a) the amount of economic benefit received (directly or indirectly) by the Guarantor pursuant to the Loan Agreement and the other Loan Documents, and (b) the maximum amount which could be paid out by the Guarantor without rendering this Guaranty void or voidable under Applicable Law including, without limitation, (i) Title 11 of the United States Code, as amended, and (ii) applicable state law regarding fraudulent conveyances.

         8. Bankruptcy. Upon the bankruptcy or winding up or other distribution of assets of the Borrower or any Subsidiary of the Borrower (other than the Guarantor) or of any surety or guarantor for the Obligations, the rights of the Banks and the Administrative Agent, or any of them, against the Guarantor shall not be affected or impaired by the omission of the Banks and the Administrative Agent, or any of them, to prove its or their claim, as appropriate, or to prove its or their full claim, as appropriate, and the Banks and the Administrative Agent may prove such claims as they see fit and may refrain from proving any claim and in their respective discretion they may value as they see fit or refrain from valuing any security held by the Banks and the Administrative Agent, or any of them, without in any way releasing, reducing or otherwise affecting the liability to the Banks and the Administrative Agent of the Guarantor.

         9. Application of Payments. Any amount received by the Banks and the Administrative Agent, or any of them, from whatsoever source and applied toward the payment of the Obligations shall be applied in such order of application as is set forth in the Loan Agreement.

         10. Waivers by Guarantor. The Guarantor hereby expressly waives, to the extent permitted by Applicable Law: (a) notice of acceptance of this Guaranty,
(b) notice of the existence or creation of all or any of the Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, (d) all diligence in collection or protection of or realization upon the Obligations or any part thereof, any obligation hereunder, or any security for any of the foregoing and (e) all rights of subrogation, indemnification, contribution and reimbursement against the Borrower, all rights to enforce any remedy the Banks and the Administrative Agent, or any of them, may have against the Borrower and any benefit of, or right to participate in, any collateral or security now or hereinafter held by the Banks and the Administrative Agent, or any of them, in respect of the Obligations, even upon payment in full of the Obligations. Any money received by the Guarantor in violation of this Section shall be held in trust by the Guarantor for the benefit of the Banks and the Administrative Agent. If a claim is ever made upon the Banks and the Administrative Agent, or any of them, for the repayment or recovery of any amount or amounts received by any of them in payment of any of the Obligations and such Person repays all or part of such amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over such Person or any of its property, or (b) any good faith settlement or compromise of any such claim effected by such Person with any such claimant, including the Borrower, then in such event the Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any promissory note or other instrument evidencing any of the Obligations, and the Guarantor shall be and remain obligated to such Person hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Person.

         11. Assignment by Banks or Administrative Agent. To the extent permitted under the Loan Agreement, the Banks and the Administrative Agent may each, and without notice of any kind, except as otherwise required by the Loan Agreement, sell, assign or transfer all or any of the Obligations, and in such event each and every immediate and successive assignee, transferee, or holder of all or any of the Obligations, shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were herein by name specifically given such rights, powers and benefits.

         12. Remedies Cumulative. No delay by the Banks and the Administrative Agent, or any of them, in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Banks and the
Administrative Agent, or any of them, of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action by the Banks and the Administrative Agent, or any of them, permitted hereunder shall in any way impair or affect this Guaranty. For the purpose of this Guaranty, the Obligations shall include, without limitation, all Obligations of the Borrower to the Banks and the Administrative Agent notwithstanding any right or power of any third party, individually or in the name of the Borrower or any other Person, to assert any claim or defense as to the invalidity or unenforceability of any such Obligation, and no such claim or defense shall impair or affect the obligations of the Guarantor hereunder.

         13. Successors and Assigns. This Guaranty shall be binding upon the Guarantor, its successors and assigns and inure to the benefit of the successors and assigns of the Guarantor, the Banks and the Administrative Agent. The Guarantor shall not assign its rights or obligations under this Guaranty without the consent of the Administrative Agent and all the Banks, nor shall the Guarantor amend this Guaranty, without the consent of the Administrative Agent and the Majority Banks.

         14. Miscellaneous. This is a Guaranty of payment and not of collection. In the event of a demand upon the Guarantor under this Guaranty, the Guarantor shall be held and bound to the Banks and the Administrative Agent directly as debtor in respect of the payment of the amounts hereby guaranteed. All reasonable costs and expenses, including attorneys' fees and expenses, incurred by the Banks and the Administrative Agent, or any of them, in obtaining performance of or collecting payments due under this Guaranty shall be deemed part of the Obligations guaranteed hereby. Any notice or demand which the Banks and the Administrative Agent, or any of them, may wish to give shall be served upon the Guarantor in the fashion prescribed for notices in Section 11.1 of the Loan Agreement in care of the Borrower at the address for the Borrower set forth in or otherwise provided pursuant to Section 11.1 of the Loan Agreement, and the notice so sent shall be deemed to be served as set forth in Section 11.1 of the Loan Agreement.

         15. Loans Benefit Guarantor. The Guarantor expressly represents and acknowledges that any financial accommodations by the Banks and the Administrative Agent, or any of them, to the Borrower, including, without limitation the extension of the

Loans, are and will be of direct interest, benefit and advantage to the Guarantor.

         16. Solvency. The Guarantor expressly represents and warrants that as of the date hereof and after giving effect to the transactions contemplated by the Loan Documents (i) the property of the Guarantor, at a fair valuation, will exceed its debt; (ii) the capital of the Guarantor will not be unreasonably small to conduct its business; (iii) the Guarantor will not have incurred debts, or have intended to incur debts, beyond its ability to pay such debts as they mature; and (iv) the present fair salable value of the assets of the Guarantor will be materially greater than the amount that will be required to pay its probable liabilities (including debts) as they become absolute and matured. For purposes of this Section 16, "debt" means any liability on a claim, and "claim" means (a) the right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, undisputed, legal, equitable, secured or unsecured, or (b) the right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, undisputed, secured or unsecured.

         17. Visits and Inspections. The Guarantor covenants and agrees that so long as any amount is owing on account of Obligations or otherwise pursuant to this Guaranty, the Guarantor shall permit representatives of the Banks and the Administrative Agent, or any of them, to visit and inspect properties of the Guarantor during normal business hours after reasonable notice, inspect the Guarantor's books and records and discuss with the principal officers of the Guarantor its businesses, assets, liabilities, financial positions, results of operations and business prospects.

         18. Governing Law. This Guaranty shall be construed in accordance with and governed by the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York.

         19. Jurisdiction and Venue. If any action or proceeding shall be brought by the Administrative Agent in order to enforce any right or remedy under this Guaranty, the Guarantor hereby consents to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Guaranty. The Guarantor hereby agrees, to the extent permitted by Applicable Law that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrower, as set forth in or otherwise provided pursuant to Section 11.1 of the Loan Agreement, and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law, or the bringing of any suit, action or proceeding in any other jurisdiction. The Guarantor agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

         20. Waiver of Jury Trial. The Guarantor waives any right to a trial by jury in any proceeding arising out of this Guaranty.

         21. Time of the Essence. Time is of the essence with regard to the Guarantor's performance of its obligations hereunder.

         22. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of itself and all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of itself and all the Banks.

         23. Ratifications. The Guarantor hereby ratifies and affirms each representation, warranty, covenant and other agreement made on its behalf by the Borrower in the Loan Agreement.



              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and sealed as of the date first above written.


ADMINISTRATIVE AGENT:                         TORONTO DOMINION (TEXAS), INC., as
                                              Administrative Agent


                                              By:

                                                     Its:


GUARANTOR:                                    _______________, a _______________


                                              By:

                                                     Its:
[CORPORATE SEAL]

                                              Attest:

                                                     Its:




SUBSIDIARY GUARANTY
Signature Page 1

                                    EXHIBIT H

                       FORM OF SUBSIDIARY PLEDGE AGREEMENT



         THIS SUBSIDIARY PLEDGE AGREEMENT (the "Agreement"), entered into as of this ___ day of October, 1996, by and between ___________________, a __________
(the "Pledgor") and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for itself and on behalf of the Banks.


                              W I T N E S S E T H:


         WHEREAS, American Tower Systems, Inc., a Delaware corporation (the "Borrower"), the Banks and the Administrative Agent are all parties to that certain Loan Agreement dated as of November 22, 1996 (as in effect on the date hereof, the "Loan Agreement"); and

         WHEREAS, pursuant to the terms of the Loan Agreement, the Pledgor is required to execute and deliver this Agreement; and

         WHEREAS, the Pledgor is a Restricted Subsidiary of the Borrower and is engaged in the business of owning and operating communications tower facilities as an integrated operation with the Borrower and its other Subsidiaries; and

         WHEREAS, the Pledgor has determined that its execution, delivery and performance of this Agreement directly benefit, and are within the corporate purposes and in the best interests of, the Pledgor; and

         WHEREAS, to secure the payment and performance of, among other things, the obligations of the Pledgor arising from that certain Subsidiary Guaranty of even date herewith (the "Subsidiary Guaranty"), the Pledgor and the Administrative Agent (on behalf of itself and the Banks) have agreed that the shares of capital stock (the "Stock") owned by the Pledgor in each of the Subsidiaries of the Pledgor listed on Schedule 1 attached hereto (the "Subsidiaries") shall be pledged by the Pledgor to the Administrative Agent (on behalf of itself and the Banks) to secure the Obligations (as defined below);

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         1. Warranty. The Pledgor hereby represents and warrants to the Administrative Agent and the Banks that, except for the security interest created hereby, the Pledgor owns the Stock, which constitutes the percentage of the issued and outstanding stock of the Subsidiaries as set forth on Schedule 1 attached hereto, free and clear of all Liens, that the Stock is duly issued, fully paid and non-assessable, and that the Pledgor has the unencumbered right to pledge the Stock. In addition, Pledgor represents and covenants as follows:
(1) the Stock represents all of Pledgor's shares of capital stock in any Subsidiary; (2) upon possession and retention of the Stock by the Administrative Agent, the Administrative Agent shall have a valid and perfected first priority security interest in the Stock, securing the payment of the Obligations; and (3) except as noted on Schedule 2 attached hereto, the Stock represents all the outstanding shares of stock issued by any Subsidiary of the Pledgor.

         2. Security Interest. Subject to the provisions of Section 13 hereof, the Pledgor hereby unconditionally grants and assigns to the Administrative Agent, for itself and on behalf of the Banks, and their respective successors and assigns, a continuing security interest in and security title to the Stock and any other shares of capital stock of any Subsidiary of the Pledgor obtained in the future, and in each case, all certificates representing such shares, all rights, options, warrants, stock or other securities or other property which may hereafter be received, receivable or distributed in respect of the Stock, together with all proceeds of the foregoing, including, without limitation, all dividends, cash, notes, securities or other property from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, all of which shall constitute "Stock" hereunder. The Pledgor has delivered to and deposited with the Administrative Agent herewith all of its right, title and interest in and to the Stock, together with certificates representing the Stock, and undated stock powers endorsed in blank, as security for the payment and performance of all of the obligations of the Pledgor and any other obligor to the Administrative Agent, the Banks, or any of them, under this Agreement and the Subsidiary Guaranty and any extensions, renewals or amendments of any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due (the "Obligations"); it being the intention of the parties hereto that beneficial ownership of the Stock, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgor until the occurrence and during continuance of an Event of Default and until the Administrative Agent shall notify the Pledgor of the Administrative Agent's exercise of voting and dividend rights to the Stock pursuant to Section 9 of this Agreement.

         3. Additional Shares. In the event that, during the term of this Agreement:

                  (a)  any  stock  dividend,   stock  split,   reclassification,
         readjustment, or other change is declared or made in the capital structure of any Subsidiary, or any new stock is issued by such Subsidiary, all new, substituted, and additional shares shall be issued to the Pledgor and shall be promptly delivered to the Administrative Agent, together with undated stock powers endorsed in blank by the Pledgor, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement; and

                  (b) any subscriptions, warrants or any other rights or options shall be issued in connection with the Stock, all new stock or other securities acquired through such subscriptions, warrants, rights or options by the Pledgor shall be promptly delivered to the Administrative Agent, together with undated Stock powers endorsed in blank, and shall thereupon constitute Stock to be held by the Administrative Agent under the terms of this Agreement.

         4. Default. In the event of the occurrence of an Event of Default and so long as any such Event of Default is continuing, subject, however, to Section 13 hereof, the Administrative Agent may sell or otherwise dispose of the Stock at a public or private sale or make other commercially reasonable disposition of the Stock or any portion thereof after fifteen (15) days' notice to the Pledgor and the Administrative Agent and the Banks, or any of them, may purchase the Stock or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition shall be applied first to the costs of the Administrative Agent incurred in connection with the sale, expressly including, without limitation, any costs under Section 7 hereof, and then as provided in the Loan Agreement. In the event the proceeds of the sale or other disposition of the Stock are insufficient to satisfy the Obligations, the Pledgor shall remain liable for any such deficiency. Pledgor waives, to the extent permitted by Applicable Law, the rights of equity of redemption, appraisal, notice of acceptance, presentment, demand and marshalling, to the extent applicable.

         5. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement, the Administrative Agent, on behalf of itself and the Banks, shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction and other Applicable Law.

         6. Return of Stock to the Pledgor. Upon payment in full of all principal and interest on the Notes, full performance by the Borrower of all covenants, undertakings and obligations under the Loan Agreement and the other Loan Documents, and satisfaction in full of any other Obligations, other than the Obligations which survive the termination of the Loan Agreement as provided in Section 11.16 of the Loan Agreement, and after such time as the Banks shall have no obligation to make any further Advances to the Borrower, this Agreement shall terminate and the Administrative Agent shall return the remaining Stock and all rights received by the Administrative Agent as a result of its possessory interest in the Stock to the Pledgor.

         7. Disposition of Stock by Administrative Agent. The Stock is not registered or qualified under the various Federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Pledgor understands that upon such disposition, the Administrative Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Stock than if the Stock were registered and qualified pursuant to Federal and state securities laws and sold on the open market. The Pledgor, therefore, agrees that:

                  (a) if the Administrative Agent shall, pursuant to the terms of this Agreement, sell or cause the Stock or any portion thereof to be sold at a private sale, the Administrative Agent shall have the right to rely upon the advice and opinion of any national brokerage or investment firm having recognized expertise and experience in connection with shares of communications tower companies (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to expose the Stock for sale and as to the best price reasonably obtainable at the private sale thereof; and

                  (b) that such reliance shall be conclusive evidence that the Administrative Agent has handled such disposition in a commercially reasonable manner absent manifest error.

         8. Pledgor's Obligations Absolute. The obligations of the Pledgor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Borrower or any other Person, nor against other security or liens available to the Administrative Agent or any Bank. The Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Administrative Agent or any of the Banks in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by the Administrative Agent to any other security or collateral for the Obligations. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Pledgor or any other obligor with respect to the Obligations to the Banks and the Administrative Agent, or any of them, nor additional advances made by the Banks and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to the Borrower or any other person or any other collateral or guaranty by the Banks and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof, nor any other act of the Banks and the Administrative Agent, or any of them, shall release the Pledgor from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations. Neither the Administrative Agent nor any Bank shall, by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         9.       Voting Rights.

                  (a) For so long as any Obligations remain unpaid, after and during the continuation of an Event of Default, but subject to the provisions of Section 13 hereof, (i) the Administrative Agent may, upon fifteen (15) days' prior written notice to the Pledgor of its intention to do so, exercise all voting rights, and all other ownership or consensual rights of the Stock, but under no circumstances is the Administrative Agent obligated by the terms of this Agreement to exercise such rights, and (ii) the Pledgor hereby appoints the Administrative Agent, which appointment shall be effective on the fifteenth (15th) day following the giving of notice by the Administrative Agent as provided in the foregoing Section 9(a)(i), the Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Stock in any manner the Administrative Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

                  (b) For so long as the Pledgor shall have the right to vote the Stock, the Pledgor covenants and agrees that it will not, without the prior written consent of the Administrative Agent, vote or take any consensual action with respect to the Stock which would constitute an Event of Default.

         10. Notices. All notices and other communications required or permitted hereunder shall be in writing, and shall be given in the fashion set forth in
Section 11.1 of the Loan Agreement, and with respect to the Pledgor, at the address for the Borrower set forth in or otherwise provided pursuant to Section
11.1 of the Loan Agreement.

         11. Binding Agreement. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement between the parties with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and the Pledgor and delivered by the Administrative Agent to the Pledgor.

         12. Severability. If any paragraph or part thereof shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         13. FCC Compliance. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent which may require the consent or approval of the FCC, and the proxy granted in
Section 9(a) hereof shall not become effective, unless and until all requirements of the Communications Act, requiring the consent to or approval of such action by the FCC have been satisfied. The Pledgor covenants that, following and during the continuance of an Event of Default, upon request of the Administrative Agent, it will cause to be filed such applications and take such other action as may be reasonably requested by the Administrative Agent to obtain consent or approval of the FCC to any action contemplated by this Agreement and to give effect to the security interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

         14.   Counterparts.   This   Agreement  may  be  executed  in  multiple
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         15. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of all the Banks.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.


PLEDGOR:                                   ________________, a ____________


                                           By:
         [CORPORATE SEAL]                           Title:

                                           Attest:
                                                    Title:



ADMINISTRATIVE AGENT:                      TORONTO DOMINION (TEXAS),
                                           INC., as Administrative Agent


                                           By:
                                                    Title:



Schedule 1 - Shares Pledged Pursuant to Pledge Agreement
Schedule 2 - Outstanding Shares of Stock


SUBSIDIARY PLEDGE AGREEMENT
SIGNATURE PAGE 1

                                    EXHIBIT I

                      FORM OF SUBSIDIARY SECURITY AGREEMENT


         THIS SUBSIDIARY SECURITY AGREEMENT (this "Agreement") dated as of the ___ day of _________, 1996, by and between __________________, a
____________(the "Subsidiary"), and Toronto Dominion (Texas), Inc., as administrative agent (the "Administrative Agent") for itself and on behalf of the Banks (as defined in the Loan Agreement defined below).


                              W I T N E S S E T H:


         WHEREAS, American Tower Systems, Inc., a Delaware corporation (the "Borrower"), the Banks and the Administrative Agent are all parties to that certain Loan Agreement dated as of November 22, 1996 (as in effect on the date hereof the "Loan Agreement"); and

         WHEREAS, pursuant to the terms of the Loan Agreement, the Subsidiary is required to execute and deliver this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement to the extent not otherwise defined or limited herein, and further agree as follows:

         1. Grant of Security Interest. Subject to the provisions of Sections 23 and 25 hereof, and to the extent permitted by Applicable Law in the case of the Licenses, the Subsidiary, as a direct Subsidiary of the Borrower, hereby unconditionally grants and assigns to the Administrative Agent (for itself and on behalf of the Banks) a continuing security interest in and security title to (hereinafter referred to as the "Security Interest") all of its property and assets and all additions thereto and replacements thereof, and all other property whether now owned or hereafter created, acquired or reacquired by the Subsidiary, including:

Inventory

         All of the Subsidiary's inventory and supplies of whatsoever nature and kind and wheresoever situated, including, without limitation, raw materials, components, work in process, finished goods, goods in transit and packing and shipping materials,



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accretions and accessions thereto, trust receipts and similar documents covering the same products (the "Inventory");

Accounts

         All right to payment for goods sold or leased or for services rendered, expressly including, without limitation, in connection with owning, leasing, managing and operating communications tower facilities, whether or not earned by performance, including, without limitation, all agreements with and sums due from customers and other Persons, and all books and records recording, evidencing or relating to such rights or any part thereof (the "Accounts");

Equipment

         All machinery, equipment and supplies (installed and uninstalled) not included in Inventory above, including motor vehicles and accretions and accessions thereto; and expressly including, without limitation, towers, antennas and equipment located at communications tower facilities; any distribution systems and all components thereof, including, without limitation, hardware, cables, fiber optic cables, switches, CODECs, computer equipment, amplifiers, and associated devices; and any other equipment used in connection with the Subsidiary's business (the "Equipment");

Contracts and Leases

         All assignable (a) construction contracts, subscriber contracts, customer service agreements, management agreements, rights of way, easements, pole attachment agreements, transmission capacity agreements, public utility contracts and other agreements to which the Subsidiary is a party, whether now existing or hereafter arising, including without limitation those listed on Exhibit A hereto (the "Contracts"); (b) lease agreements for personal property to which the Subsidiary is a party, whether now existing or hereafter arising, including, without limitation, those listed on Exhibit B hereto (the "Leases"); and (c) other contracts and contractual rights, remedies or provisions now existing or hereafter arising in favor of the Subsidiary (the "Other Contracts");

General Intangibles

         All general intangibles including personal property not included above, such as, without limitation, all goodwill, trademarks, trademark applications, trade names, trade secrets, industrial designs, other industrial or intellectual property or rights therein, whether under license or otherwise, claims for tax refunds, and tax refund amounts (the "Intangibles");


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Licenses

         To the extent permitted by Applicable Law and subject to Sections 23 and 25 hereof, all franchises, Licenses, permits and operating rights authorizing or relating to the Subsidiary's rights to operate and maintain communications tower facilities or similar business including, without limitation, the Licenses, all as more particularly described on Exhibit C attached hereto;

Furniture and Fixtures

         All furniture and fixtures in which the Subsidiary has an interest (the "Furniture and Fixtures");

Miscellaneous Items

         All goods, chattel paper, documents, instruments, supplies, choses in action, claims, money, deposits, certificates of deposit, stock or share certificates, and licenses and other rights in intellectual property not included above (the "Miscellaneous Items"); and

Proceeds

         All proceeds of any of the above, and all proceeds of any loss of, damage to or destruction of the above, whether insured or not insured, and all other proceeds of any sale, lease or other disposition of any property or interest therein referred to above including, without limitation, the proceeds of the sale of any License, together with all proceeds of any policies of insurance covering any or all of the above, the proceeds of any award in condemnation with respect to any of the property of the Subsidiary, any rebates or refunds, whether for taxes or otherwise, together with all proceeds of any such proceeds (the "Proceeds").

         The Inventory, Accounts, Equipment, Contracts, Other Contracts, Leases, Intangibles, Licenses, Furniture and Fixtures, Miscellaneous Items, and Proceeds, as described above, are hereinafter collectively referred to as the "Collateral."

         This Agreement and the Security Interest secure payment and performance of all obligations of the Subsidiary to the Banks and the Administrative Agent, or any of them, under that certain Subsidiary Guaranty of even date given by the Subsidiary for the benefit of the Banks and the Administrative Agent, and any extensions, renewals or amendments thereto, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, (all of the foregoing obligations being hereinafter collectively referred to as the "Obligations").



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         2.  Further   Assurances.   The   Subsidiary   hereby   authorizes  the
Administrative Agent to file such financing statements and such other documents as the Administrative Agent may reasonably require to protect or perfect the interest of the Banks and the Administrative Agent in the Collateral, and the
Subsidiary  further  irrevocably   appoints  the  Administrative  Agent  as  its
attorney-in-fact, with a power of attorney to execute on behalf of the Subsidiary such UCC financing statement forms as the Administrative Agent may from time to time reasonably deem necessary or desirable to protect or perfect such interest in the Collateral. Such power of attorney is coupled with an interest and shall be irrevocable. In addition, the Subsidiary agrees to do, execute and deliver or cause to be done, executed and delivered all such further acts, documents and things as the Administrative Agent may reasonably require for the purpose of perfecting or protecting the rights of the Banks and the Administrative Agent hereunder or otherwise giving effect to this Agreement, all promptly upon request therefor.

         3. Representations and Warranties. The Subsidiary represents and warrants to the Banks and the Administrative Agent that:

                  (a) the execution of this Agreement and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, the Subsidiary's Articles of Incorporation or By-Laws as currently in effect, or any order, rule or regulation applicable to the Subsidiary of any court or of any Federal or state regulatory body or administrative agency or other governmental body having jurisdiction over the Subsidiary, or result in the termination or cancellation or breach of any indenture, mortgage, deed of trust, deed to secure debt, lease or other agreement or instrument to which the Subsidiary is a party or by which it is bound or affected;

                  (b) the Subsidiary has taken all necessary corporate action to authorize the execution and delivery of this Agreement, and this Agreement, when executed and delivered, will be the valid and binding obligation of the Subsidiary enforceable in accordance with its terms, subject only to the following qualifications:

                           (i) certain equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy at law,

                           (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law


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                  relates to the bankruptcy, insolvency or similar event
                  of the Subsidiary), and

                     (iii) enforcement as to the Licenses is limited by FCC rules and regulations restricting the transfer of such Licenses.

                  (c) Exhibit A attached hereto and incorporated herein by this reference sets forth a complete and accurate list of the Contracts in effect on the date hereof which provide for aggregate payments over the life of each such Contract in excess of $100,000 or which are otherwise material to the Subsidiary, and the Subsidiary will furnish copies thereof to the Banks and the Administrative Agent upon the request of the Administrative Agent;

                  (d) Exhibit B attached hereto and incorporated herein by this reference sets forth a complete and accurate list of all Leases providing for aggregate payments over the life of any single Lease in excess of $250,000, to which the Subsidiary is a party in effect on the date hereof, and the Subsidiary will furnish copies thereof to the
         Banks and the Administrative Agent upon the request of the Administrative Agent; and

                  (e) Exhibit C attached hereto and incorporated herein by this reference sets forth a complete and accurate list of the Licenses in effect on the date hereof.

         4. Representations and Warranties Concerning Collateral. The Subsidiary further represents and warrants that (a) the Security Interest in the Collateral granted hereunder shall constitute at all times a valid first priority security interest (subject only to Permitted Liens), vested in the Administrative Agent, in and upon the Collateral, free of any Liens except for Permitted Liens, (b) the location of the Inventory and the Equipment is as set forth on Schedule 1 hereto, and (c) none of the Accounts are represented by promissory notes or other instruments. The Subsidiary shall take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Security
Interest in the Collateral shall not become subordinate or junior to the security interests, liens or claims of any other Person, and that the Collateral shall not otherwise be or become subject to any Lien, except for Permitted Liens.

         5. Location of Books and Records. The Subsidiary further represents and warrants that it now keeps all of its records concerning its Accounts, Contracts, Leases, Other Contracts, and Intangibles at its chief executive office, except as listed on Exhibit D hereto. The Subsidiary covenants and agrees that it shall not keep any of such records at any other address, unless written notice thereof is given to the Administrative Agent at least thirty (30) days prior to the creation of any new address

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for the keeping of such records.  The  Subsidiary  further  agrees that it shall promptly advise the  Administrative  Agent, in writing making  reference to this
Section 4 of this Agreement, of the opening of any material new place of business, the closing of any existing material place of business, or any change in the location of the place where it keeps the Collateral or of its chief executive officer.

         6. Collateral Not Fixtures. The parties intend that, to the extent permitted by Applicable Law, the Collateral shall remain personal property irrespective of the manner of its attachment or affixation to realty.

         7. Covenants Regarding Collateral. Any and all injury to, or loss or destruction of, the Collateral shall be at the Subsidiary's risk, and shall not release the Subsidiary from its obligations hereunder. The Subsidiary agrees not to sell, transfer, assign, dispose of, mortgage, grant a security interest in, or encumber any of the Collateral except as permitted under the Loan Agreement. The Subsidiary agrees to maintain in force such insurance with respect to the Collateral as is required under the Loan Agreement. The Subsidiary agrees to pay all required taxes, liens, and assessments upon the Collateral, its use or operation, as required under the Loan Agreement. The Subsidiary further agrees that the Administrative Agent may, but shall in no event be obligated to, following written notice to the Subsidiary, insure any of the Collateral in such form and amount as the Administrative Agent may deem necessary or desirable if the Subsidiary fails to obtain insurance as required by the Loan Agreement, and that the Administrative Agent may pay or discharge any taxes if the Subsidiary fails to pay such taxes as required by the Loan Agreement or Liens (which are not Permitted Liens) on any of the Collateral, and the Subsidiary agrees to pay any such sum so expended by the Administrative Agent, with interest at the Default Rate, and such amounts shall be deemed to be a part of the Obligations secured by the Collateral under the terms of this Agreement.

         8. Covenants Regarding Contracts, Other Contracts and Leases. The Subsidiary shall (a) fulfill, perform and observe each and every material condition and covenant contained in any of the Contracts, the Other Contracts or the Leases, other than those being contested in good faith or unless the other party thereto is in default, (b) give prompt notice to the Administrative Agent of any claim of material default under any Contract, Other Contract or Lease given to the Subsidiary or by the Subsidiary other than those which in the Subsidiary's reasonable business judgment are no longer in the best interest of the Subsidiary to enforce and which have been previously approved by the Administrative Agent, (c) at the sole cost and expense of the Subsidiary, enforce the performance and observance of each and every material covenant and condition of the Contracts, the Other Contracts and the Leases to which it is a

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party other than those which in the Subsidiary's  reasonable  business  judgment are no longer in the best interest of the Subsidiary to enforce and which have been previously approved by the Administrative Agent, and (d) appear in and defend any action growing out of or in any manner connected with any Contract, Other Contract or Lease to which it is a party. The rights and interests granted to the Administrative Agent hereunder include all of the Subsidiary's rights and title (i) to modify the Contracts, the Other Contracts and the Leases, (ii) to terminate the Contracts, the Other Contracts and the Leases, and (iii) to waive or release the performance or observance of any obligation or condition of the Contracts, the Other Contracts and the Leases; provided, however, that the Subsidiary shall have the right to exercise these rights in a fashion consistent with this Agreement prior to any Event of Default and that these rights shall not be exercised by the Administrative Agent prior to the occurrence and during the continuation of an Event of Default.

         9. Remedies. Upon the occurrence and during the continuation of an Event of Default, the Banks and the Administrative Agent shall have such rights and remedies as are set forth in the Loan Agreement, the other Loan Documents and herein, all the rights, powers and privileges of a secured party under the Uniform Commercial Code of the State of New York and any other applicable jurisdiction, and all other rights and remedies available to the Banks and the Administrative Agent, or any of them, at law or in equity. The Subsidiary covenants and agrees that any notification of intended disposition of any Collateral, if such notice is required by law, shall be deemed reasonably and properly given if given in the manner provided for in Section 20 hereof at least ten (10) days prior to such disposition. Under such circumstances, the Administrative Agent shall have the right to the appointment of a receiver for the properties and assets of the Subsidiary, and the Subsidiary hereby consents to such rights and to such appointment and hereby waives any objection it may have thereto and hereby waives the right to have a bond or other security posted by the Administrative Agent or any other Person in connection therewith. The Subsidiary agrees, after the occurrence of an Event of Default, to take any actions that the Administrative Agent may reasonably request in order to enable the Administrative Agent to obtain and enjoy the full rights and benefits granted to the Administrative Agent under this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Subsidiary shall, at the Subsidiary's cost and expense, use its reasonable best efforts to assist in obtaining all approvals of the FCC which are then required by law for or in connection with any action or transaction contemplated by this Agreement or Article 9 of the Uniform Commercial Code as in effect in any applicable jurisdiction, and, at the Administrative Agent's request, prepare, sign and file with the FCC the assignor's or transferor's portion of any application or applications for consent to the assignment of the Licenses or transfer of control

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thereof  necessary or appropriate under the FCC's rules for approval of any sale or transfer of the Administrative Agent's remedies under this Agreement. The Administrative Agent shall have the right, in connection with the issuance of any order for relief in a bankruptcy proceeding, to petition the bankruptcy court for the transfer of control or assignment of the Licenses to a receiver, trustee, transferee, or similar official or to any purchaser of the Collateral pursuant to any public or private sale, foreclosure or other exercise of remedies available to the Administrative Agent, all as permitted by Applicable Law. All amounts realized or collected through the exercise of remedies hereunder shall be applied to the Obligations as provided in the Loan Agreement.

         10. Notification of Account Debtors. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may notify the account debtors that all payments with respect to Accounts are to be paid directly to the Administrative Agent and any amount thereafter paid to the Subsidiary shall be received in trust by the Subsidiary for the benefit of the Administrative Agent and segregated from other funds of the Subsidiary and paid over to the Administrative Agent in the form received (together with any necessary endorsements).

         11. Remedies of Administrative Agent. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent or its designee may proceed to perform any and all of the obligations of the Subsidiary contained in any of the Contracts, Other Contracts or Leases and exercise any and all rights of the Subsidiary therein contained as fully as the Subsidiary itself could. The Subsidiary hereby appoints the Administrative Agent its attorney-in-fact, with power of substitution, to take such action, execute such documents, and perform such work as the Administrative Agent may deem appropriate in exercise of the rights and remedies granted the Banks and the Administrative Agent, or any of them, herein or in any other Loan Document following written notice to the Subsidiary. The powers herein granted shall include, without limitation, powers to: (a) sue on the Contracts, the Other Contracts or the Leases; (b) seek all governmental approvals (other than FCC approvals) required for the operation of the business of the Subsidiary; (c) modify or terminate the Contracts, the Other Contracts and the Leases; and (d) waive or release the performance or observance of any obligation under any of the Contracts, Other Contracts or Leases. The power of attorney granted herein is coupled with an interest and shall be irrevocable.

         12. Additional Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, should the Subsidiary fail to perform or observe any covenant or comply with any condition contained in any of the Contracts, the Other Contracts or the Leases, then following written notice to the


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Subsidiary,  the  Administrative  Agent may, but without obligation to do so and without releasing the Subsidiary from its obligation to do so, perform such covenant or condition and, to the extent that the Administrative Agent shall incur any reasonable costs or pay any expenses in connection therewith, including any reasonable costs or expenses of litigation associated therewith, such costs, expenses or payments shall be included in the Obligations secured hereby and shall bear interest from the payment of such costs or expenses by the Administrative Agent at the Default Rate. Neither the Administrative Agent nor any Bank shall be obliged to perform or discharge any obligation of the Subsidiary under any of the Contracts, the Other Contracts or the Leases, and, except as may result from the bad faith, gross negligence or willful misconduct of the Person seeking indemnification, the Subsidiary agrees to indemnify and hold the Administrative Agent and each Bank harmless against any and all liability, loss or damage which any such Person may incur under any of the Contracts, the Other Contracts or the Leases or under or by reason of this Agreement, and any and all claims and demands whatsoever which may be asserted against the Subsidiary by reason of an act of the Administrative Agent or any Bank under any of the terms of this Agreement or under the Contracts, the Other Contracts or the Leases.

         13. Administrative Agent May Collect Accounts. The Subsidiary hereby further appoints the Administrative Agent as its attorney-in-fact, with power of substitution, with authority to collect all Accounts, to endorse the name of the Subsidiary on any note, acceptance, check, draft, money order or other evidence of debt or of payment which constitutes a portion of the Collateral and which may come into the possession of the Banks and the Administrative Agent, or any of them, and generally to do such other things and acts in the name of the Subsidiary with respect to the Collateral as are necessary or appropriate to protect or enforce the rights hereunder of the Banks and the Administrative Agent. The Subsidiary further authorizes the Administrative Agent, effective upon the occurrence of an Event of Default and during the continuation thereof, to compromise and settle or to sell, assign or transfer or to ask, collect, receive or issue any and all claims possessed by the Subsidiary which constitute a portion of the Collateral, all in the name of the Subsidiary. After deducting all reasonable expenses and charges (including the Administrative Agent's attorneys' fees) of retaking, keeping, storing and selling the Collateral, the Administrative Agent may apply the proceeds in payment of any of the Obligations in the order of application set forth in the Loan Agreement. The power of attorney granted herein is coupled with an interest and shall be irrevocable. The Subsidiary agrees that a failure to so notify the Administrative Agent shall be a waiver and bar to any subsequent claim for any such property. The Subsidiary agrees that if steps are taken by the Administrative Agent to enforce its rights hereunder, or to realize upon any of the Collateral, the Subsidiary shall pay to the Administrative


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Agent the  amount of the  Administrative  Agent's  reasonable  costs,  including attorneys' fees, and the Subsidiary's obligation to pay such amounts shall be deemed to be a part of the Obligations secured hereunder. Upon the occurrence and during the continuation of an Event of Default, the Subsidiary shall segregate all proceeds of any Collateral from other assets of the Subsidiary.

         14. Indemnification. The Subsidiary shall indemnify and hold harmless the Administrative Agent, each Bank, and any other Person acting hereunder for all losses, costs, damages, fees and expenses whatsoever associated with the exercise of the powers of attorney granted herein and shall release the Administrative Agent, each Bank, and any other Person acting hereunder from all liability whatsoever for the exercise of the foregoing powers of attorney and all actions taken pursuant thereto, except, in either event, in the case of bad faith, gross negligence or willful misconduct by the Person seeking indemnification.

         15. Remedies Cumulative. The Subsidiary agrees that the rights of the Banks and the Administrative Agent, or any of them, under this Agreement, the Loan Agreement, any other Loan Document, or any other contract or agreement now or hereafter in existence among the Banks and the Administrative Agent and the Subsidiary and the other obligors thereunder, or any of them, shall be cumulative, and that the Administrative Agent and each Bank may from time to time exercise such rights and such remedies as such Person or Persons may have thereunder and under the laws of the United States or any state, as applicable, in the manner and at the time that such Person or Persons in its or their sole discretion desire, subject to the terms of such agreements. The Subsidiary further expressly agrees that the Banks and the Administrative Agent shall in no event be under any obligation to resort to any Collateral secured hereby prior to exercising any other rights that the Banks and the Administrative Agent, or any of them, may have against the Subsidiary or its property, nor shall the Banks and the Administrative Agent be obliged to resort to any other collateral or security for the Obligations, other than the Collateral, prior to any exercise of the Administrative Agent's rights against the Subsidiary and its property hereunder.

         16. Obligations Commercial in Nature. The Subsidiary hereby acknowledges that the Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing, the Administrative Agent shall, to the extent permitted by Applicable Law, have the right to immediate possession without notice or a hearing, and hereby knowingly and intelligently waives, to the extent permitted by Applicable Law, any and all rights it may have to any notice and posting of a bond by the Banks and the Administrative Agent, or any of them, prior to seizure by the Administrative Agent or any of its transferees, assigns or successors in interest of the Collateral or any portion thereof.


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




         17. Amendments and Waivers. No amendment, modification, waiver, transfer or renewal, extension, assignment or termination of this Agreement or of the Loan Agreement or of any other Loan Document, or of any instrument or document executed and delivered by the Subsidiary or any other obligor to the Banks and the Administrative Agent, or any of them, nor additional advances made by the Banks and the Administrative Agent, or any of them, to the Borrower, nor the taking of further security, nor the retaking or re-delivery or release of the Collateral to the Subsidiary by the Banks and the Administrative Agent, or any of them, nor any lack of validity or enforceability of any Loan Document or any term thereof, nor any other act of the Banks and the Administrative Agent, or any of them, shall release the Subsidiary from any Obligation, except a release or discharge executed in writing by the Administrative Agent in accordance with the Loan Agreement with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Commitment. Neither the Administrative Agent nor any Bank shall by any act, delay, omission or otherwise, be deemed to have waived any of its or their rights or remedies hereunder, unless such waiver is in writing and signed by the Administrative Agent in accordance with the Loan Agreement and then only to the extent therein set forth. A waiver by the Banks and the Administrative Agent, or any of them, of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which any such Person would otherwise have had on any other occasion.

         18. Assignment. The Subsidiary agrees that this Agreement or the rights hereunder may in the discretion of the Banks and the Administrative Agent, or any of them, as applicable, be assigned in whole or in part in connection with any assignment of the Loan Agreement or the Obligations arising thereunder, as permitted thereunder. In the event this Agreement or the rights hereunder are so assigned by any of the Banks and the Administrative Agent, the terms "Banks" or "Administrative Agent" wherever used herein shall be deemed, as applicable, to refer to and include any such assignee.

         19. Successors and Assigns. This Agreement shall apply to and bind the respective successors and permitted assigns of the Subsidiary and inure to the benefit of the successors and permitted assigns of the Subsidiary, the Banks and the Administrative Agent.

         20. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be given in a fashion prescribed in
Section 11.1 of the Loan Agreement with respect to the Banks and the Administrative Agent, and in the fashion prescribed in Section 11.1 of the Loan Agreement with respect to the Subsidiary to the address of the Borrower set forth in or otherwise provided pursuant to the Loan Agreement.

         21. Governing Law. The provisions of this Agreement shall be construed and interpreted, and all rights and obligations of the parties hereto determined, in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in the State of New York. This Agreement, together with all documents referred to herein, constitutes the entire agreement among the Subsidiary and the Banks and the Administrative Agent with respect to the matters addressed herein and may not be modified except by a writing executed by the Administrative Agent and delivered to the Subsidiaries.

         22. Severability. If any paragraph or part thereof of this Agreement shall for any reason be held or adjudged to be invalid, illegal or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal or unenforceable shall be deemed separate, distinct and independent, and the remainder of this Agreement shall remain in full force and effect and shall not be affected by such holding or adjudication.

         23. FCC Consent. Notwithstanding anything herein which may be construed to the contrary, no action shall be taken by the Administrative Agent with respect to the Licenses issued by the FCC unless and until all requirements of Applicable Law, including, without limitation, any required approval under the Communications Act, including without limitation the provision for ten (10) days notice to the FCC required by 47 C.F.R. ss. 22.917(e), requiring the consent to or approval of such action by the FCC or any governmental or other authority, have been satisfied. The Subsidiary covenants that upon request of the Administrative Agent it will cause to be filed such applications and take such other action as may be reasonably requested by the Administrative Agent to obtain the consent or approval of the FCC or any governmental or other authority which has granted any License to the Subsidiary to any action contemplated by this Agreement and to give effect to the Security Interest of the Administrative Agent, including, without limitation, the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

         24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         25. Changes in Applicable Law. The parties acknowledge their intent that, upon the occurrence of an Event of Default and during the continuance thereof, the Administrative Agent shall receive, to the fullest extent permitted by Applicable Law and governmental policy (including, without limitation, the rules, regulations and policies of the FCC), all rights necessary or desirable to obtain, use or sell the Collateral and to exercise all remedies available to it under this Agreement, the Uniform Commercial Code as in effect in any applicable jurisdiction, or other Applicable Law. The parties further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner the Administrative Agent's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable the Administrative Agent to obtain such rights of access, use or sale, the Administrative Agent and the Subsidiary shall amend this Agreement in such manner as the Administrative Agent shall reasonably request in order to provide the Administrative Agent such rights to the greatest extent possible consistent with Applicable Law and governmental policy.

         26. Administrative Agent. Each reference herein to any right granted to, benefit conferred upon or power exercisable by the "Administrative Agent" shall be a reference to the Administrative Agent for the benefit of all the Banks, and each action taken or right exercised hereunder shall be deemed to have been so taken or exercised by the Administrative Agent for the benefit of and on behalf of all the Banks.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands, by and through their duly authorized representatives, as of the day and year first written above.


SUBSIDIARY:                            __________________, INC., a ____________


                                       By:

                                                 Its:

[CORPORATE SEAL]
                                       Attest:

                                                 Its:




ADMINISTRATIVE AGENT:                  TORONTO DOMINION (TEXAS), INC., as
                                       Administrative Agent


                                       By:

                                                 Its:





SUBSIDIARY SECURITY AGREEMENT
Signature Page 1

                                    EXHIBIT J

                         FORM OF USE OF PROCEEDS LETTER

                             As of ________ __, ____


Toronto Dominion (Texas), Inc.,
  as Administrative Agent
909 Fannin Street
Suite 1700
Houston, Texas  77010

                  Re:      $90,000,000 Loans to American Tower Systems, Inc.

Ladies and Gentlemen:

         We refer to the Loan Agreement dated as of November 22, 1996 (as in effect on the date hereof, the "Loan Agreement"), among American Tower Systems, Inc., a Delaware corporation (the "Borrower"), the Banks (as defined in the Loan Agreement) and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (in such capacity, the "Administrative Agent"), pursuant to which and subject to the terms and conditions whereof the Banks agreed to make loans to the Borrower. Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

         The Borrower hereby certifies to the Administrative Agent and the Banks that the proceeds of the Advance made under the Commitment on ___________ ____, ____ shall be used as follows:

         ______________________________________________________
         ______________________________________________________
         ______________________________________________________

         Attached hereto is a sources and uses statement describing the transactions contemplated to occur on __________ __, ____.


                                       AMERICAN TOWER SYSTEMS, INC., a Delaware corporation



                                       By:

                                               Its:

                                    EXHIBIT K

                       FORM OF BORROWER'S LOAN CERTIFICATE

                          AMERICAN TOWER SYSTEMS, INC.


         The    undersigned,    _________________,    as   the   duly    elected
___________________ of American Tower Systems, Inc., a Delaware corporation (the "Corporation"), hereby certifies, that:

         1. The following persons are, on and as of the date hereof, duly elected officers of the Corporation holding the office(s) set opposite their respective names, and the signatures set opposite their respective names are the true signatures of said officers:

       Name                      Office                    Signature

-----------------          ------------------      --------------------------

-----------------          ------------------      --------------------------

-----------------          ------------------      --------------------------


         2. Exhibit A attached hereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Corporation; and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.

         3. Exhibit B attached hereto is a true and complete copy of the Certificate of Incorporation of the Corporation and all amendments thereto in effect on the date hereof.

         4. Exhibit C attached hereto is a true and complete copy of the By-Laws of the Corporation together with all amendments thereto as of the date hereof.

         5. Exhibit D attached hereto are true, complete and correct copies of certificates of good standing for the Borrower from the Secretary of State for the State of Delaware and for each other jurisdiction in which the Borrower is required to qualify to do business in order to transact the business which it transacts in such jurisdiction in accordance with Applicable Law, subject to the provisions of the Loan Agreement. The Borrower has, from the dates of such certificates, remained in good standing under the laws of such states.

         6. Exhibit E attached hereto is a true, complete and correct copy of any shareholders' agreements or voting trust agreements in effect with respect to the stock of the Borrower.

         IN   WITNESS   WHEREOF,   the   undersigned    _________________,    as
___________________   of  American  Tower  Systems,   Inc.,  has  executed  this
Certificate as of the ____ day of November, 1996.


                                     AMERICAN TOWER SYSTEMS, INC., a Delaware corporation



                                     By:
                                              Name:
                                              Title:



EXHIBITS

Exhibit A - Authorizing Resolutions
Exhibit B - Certificate of Incorporation
Exhibit C - By-laws
Exhibit D - Good-Standing Certificates
Exhibit E - Shareholders' or Voting Trust Agreements

                                    EXHIBIT L

                       FORM OF SUBSIDIARY LOAN CERTIFICATE

                              [NAME OF SUBSIDIARY]


         The  undersigned,   _________________________,   as  the  duly  elected
_____________________  of  ________________,   a  ___________  corporation  (the
"Corporation"), hereby certifies, that:

         1. The following persons are, on and as of the date hereof, duly elected officers of the Corporation holding the office(s) set opposite their respective names, and the signatures set opposite their respective names are the true signatures of said officers:

     Name                          Office                         Signature

-----------------           -------------------           ----------------------

-----------------           -------------------           ----------------------

-----------------           -------------------           ----------------------


         2. Exhibit A attached hereto is a true and complete copy of the resolutions duly adopted by the Board of Directors of the Corporation; and such resolutions have not been amended, modified or rescinded and remain in full force and effect as of the date hereof.

         3. Exhibit B attached hereto is a true and complete copy of the Certificate of Incorporation of the Corporation and all amendments thereto in effect on the date hereof.

         4. Exhibit C attached hereto is a true and complete copy of the By-Laws of the Corporation together with all amendments thereto as of the date hereof.

         IN  WITNESS  WHEREOF,   the  undersigned   ______________________,   as
______________________ of  _____________________,  has executed this Certificate as of the _____ day of November, 1996.

                                           [NAME OF SUBSIDIARY], a __________
                                           corporation



                                           By:
                                                    Name:
                                                    Title:


EXHIBITS

Exhibit A - Authorizing Resolutions
Exhibit B - Certificate of Incorporation
Exhibit C - By-laws

                                    EXHIBIT M

                         FORM OF PERFORMANCE CERTIFICATE

         The undersigned hereby certifies that he or she is the Chief Financial Officer of American Tower Systems, Inc., a Delaware corporation (the "Borrower"). In connection with that certain Loan Agreement dated as of November 22, 1996 (as in effect on the date hereof, the "Loan Agreement") by and among the Borrower, the Banks (as defined in the Loan Agreement) and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (in such capacity, the "Administrative Agent"), the undersigned does hereby certify, as the Chief Financial Officer of and on behalf of the Borrower, that:

         1. Calculations demonstrating the interest rate adjustment, as provided for in Section 2.3(f) of the Loan Agreement, for the [quarter/year] ended ______________, 199_, are set forth on
                  Schedule 1 attached hereto;

         2. Calculations demonstrating compliance with Sections 7.7, 7.8, 7.9, 7.10 and 7.11 of the Loan Agreement are set forth on
                  Schedule 2 attached hereto; and

         4. To the knowledge of the undersigned after due inquiry of other officers of the Borrower, no Default or Event of Default has occurred during or as at the end of such [quarter/year].

         Capitalized terms used herein and not otherwise defined are used as defined in the Loan Agreement.

         IN WITNESS WHEREOF, I have executed this Performance Certificate as of __________________, ____.


                                                AMERICAN TOWER SYSTEMS, INC., a
                                                Delaware corporation



                                                By:
                                                         Name:
                                                         Chief Financial Officer

                                    EXHIBIT N

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


         This Assignment and Assumption Agreement is made and entered into as of ____________ ____, ____, by and between _______________________________________
(the  "Assignor"),   and   ______________________________________________   (the
"Assignee").

                                    Recitals

         A. American Tower Systems, Inc., a Delaware corporation (the "Borrower"), the Assignor and certain other financial institutions (together with any other person which becomes a 'Bank' under the Loan Agreement, as such term is hereinafter defined, the "Banks"), and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (in such capacity, the "Administrative Agent"), are parties to a certain Loan Agreement dated as of November 22, 1996 (as the same has been amended, modified or supplemented from time to time, the "Loan Agreement"). Pursuant to the Loan Agreement, the Banks have agreed to extend credit to the Borrower under the Commitment, of which the Assignor's portion of the Commitment is the amount specified in Item 1 of Schedule 1 hereto (the "Assignor's Commitment"). The principal amount of outstanding Loans made by the Assignor to the Borrower pursuant to the Assignor's Commitment is specified in Item 2 of Schedule 1 hereto (the "Assignor's Loans"). All capitalized terms not otherwise defined herein are used herein as defined in the Loan Agreement.

         B. The Assignor wishes to sell and assign to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, (i) the portion of the Assignor's Commitment specified in Item 3 of Schedule 1 hereto which is equivalent to the percentage of Assignor's Commitment specified in Item 4 of
Schedule 1 ("Assigned Commitment"), and (ii) the portion of the Assignor's Loans under the Commitment specified in Item 5 of Schedule 1 hereto (the "Assigned Loans").

         The parties agree as follows:

         1. Assignment. Subject to the terms and conditions set forth herein, the Assignor hereby sells and assigns to the Assignee, and the Assignee purchases and assumes from the Assignor, without recourse to the Assignor, on the date set forth above (the "Assignment Date") (a) all right, title, and interest of the Assignor to the Assigned Loans and (b) all obligations of the Assignor under the Loan Agreement with respect to the Assigned Commitment. As full consideration for the sale of the

Assigned Loans and the Assigned Commitment, the Assignee shall pay to the Assignor on the Assignment Date such amount as shall have been agreed to between the Assignor and the Assignee (the "Purchase Price").

         2. Consents and Undertaking. The Administrative Agent and the Borrower hereby consent to the assignment made herein, and the Borrower undertakes within five (5) Business Days from the Assignment Date to provide new Notes to the Administrative Agent, for the benefit of the Assignee and the Assignor, as appropriate to reflect the portion of the Commitment held by each of the Assignee and the Assignor after giving effect to the assignment contemplated by this Agreement. The Assignor agrees on the Business Day following receipt by the Administrative Agent of the new Note, to return its superseded Note to the Administrative Agent, which shall thereupon transmit the new Notes to the Assignor and the Assignee and the superseded Note to the Borrower for cancellation.

         3. Representations and Warranties. Each of the Assignor and the Assignee represents and warrants to the other, to the Administrative Agent and to the Borrower (a) that (i) it has full power and legal right to execute and deliver this Agreement and to perform the provisions of this Agreement; (ii) the execution, delivery, and performance of this Agreement have been authorized by all necessary action, corporate or otherwise, on its part and do not violate any provisions of its charter or by-laws or any contractual obligations or requirement of law binding on it; and (iii) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject, as to enforcement of remedies, to the following qualifications: (A) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (B) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Assignee or the Assignor, as the case may be), and (b) that its purchase of the Assigned Loans and the Assigned Commitment does not constitute a "prohibited transaction" as defined in Section 4.1(m) of the Loan Agreement.

         4. Condition Precedent. The obligations of the Assignor and the Assignee hereunder shall be subject to the fulfillment of the condition that (i) the Assignor shall have received payment in full of the Purchase Price and (ii) the Assignor and the Assignee shall have complied with other applicable provisions of Section 11.5(c) of the Loan Agreement.

         5. Notice of Assignment. The Assignor hereby gives notice of the assignment and assumption of the Assigned Loans and the Assigned Commitment to the Administrative Agent and hereby instructs the Borrower to make payments with respect to the Assigned Loans and the Assigned Commitment directly to the Administrative Agent for the benefit of the Assignee as provided in the Loan Agreement; provided, however, that the Borrower and the Administrative Agent shall be entitled to continue to deal solely and directly with the Assignor in connection with the interests so assigned until (i) the Administrative Agent shall have received a copy of this Assignment and Assumption Agreement duly executed by the Assignor, the Assignee, and the Borrower, and shall have received the assignment fee described in
Section 11.5(c)(iii) of the Loan Agreement, and (ii) the Assignor shall have delivered to the Administrative Agent its Note. From and after the date (the "Effective Date") on which the Administrative Agent shall notify the Borrower, the Assignee and the Assignor that (i) and (ii) have occurred and all consents (if any) required have been given, the Assignee shall be deemed to be a party to the Loan Agreement and, to the extent that rights and obligations thereunder shall have been assigned to Assignee as provided herein, shall have the rights and obligations of a Bank under the Loan Agreement. After the Effective Date, and with respect to all such amounts accrued from the Assignment Date, (a) all interest, principal, fees, and other amounts that would otherwise be payable to the Assignor in respect of the Assigned Loans and the Assigned Commitment shall be paid to the Assignee, (b) if the Assignor receives any payment on account of the Assigned Loans or the Assigned Commitment that is payable to the Assignee, the Assignor shall promptly deliver such payment to the Assignee, and (c) if the Assignee receives any payment in respect of Obligations of the Borrower accrued prior to the Effective Date, then the Assignee shall pay over the same to the Assignor. The Assignee agrees to deliver to the Borrower and the Administrative Agent on or before the Effective Date such Internal Revenue Service forms as may be required to establish that the Assignee is entitled to receive payments under the Loan Agreement without deduction or withholding of tax.

         6. Independent Investigation. The Assignee acknowledges that it is purchasing the Assigned Loans and the Assigned Commitment from the Assignor without recourse and, except as provided in Section 3(a) hereof, without representation or warranty. The Assignee further acknowledges that it has made its own independent investigation and credit evaluation of the Borrower in connection with its purchase of the Assigned Loans and the Assigned Commitment and has received copies of all Loan Documents that it has requested. Except for the representations or warranties set forth in Section 3(a), the Assignee acknowledges that it is not relying on any representation or warranty of the Assignor, expressed or implied, including without limitation, any representation or warranty relating to the legality, validity, genuineness, enforceability, collectibility, interest rate, repayment schedule, or accrual status of the Assigned Loans or the Assigned Commitment, the legality, validity, genuineness, or enforceability of the Loan Agreement, the Notes, or any other Loan Document referred to in, or delivered pursuant to, the Loan Agreement, or the financial condition or creditworthiness of the Borrower. The Assignor has not acted and will not be acting as either the representative, agent or trustee of the Assignee with respect to matters arising out of or relating to the Loan Agreement or this Agreement. From and after the Effective Date, the Assignor shall have no rights or obligations with respect to the Assigned Loans or the Assigned Commitment.

         7. Method of Payment. All payments to be made by the Assignor or the Assignee party hereunder shall be in funds available at the place of payment on the same day and shall be made by wire transfer to the account designated by the party to receive payment.

         8. Integration. This Agreement shall supersede any prior agreement or understanding between the parties (other than the Loan Agreement or other Loan Documents) as to the subject matter hereof.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon the parties, their successors and assigns.

         10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed in New York.

         IN WITNESS WHEREOF, the Assignor and Assignee have executed, sealed and delivered this Agreement as of the date first above written.

                                            [ASSIGNOR]



                                            By:

                                                 Title:


                                            [ASSIGNEE]



                                            By:

                                                 Title:

Agreed and Accepted:

AMERICAN TOWER SYSTEMS, INC.,
a Delaware corporation


By: _____________________________

Title :__________________________


Acknowledged:

TORONTO DOMINION (TEXAS), INC.,
as Administrative Agent


By: _____________________________

Title :__________________________

                                   SCHEDULE 1

                                       TO

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                 Loan Agreement
                        for American Tower Systems, Inc.
                          dated as of November 22, 1996


Item 1.           Assignor's Commitment:                      $__________


Item 2.           Assignor's Loans Outstanding

                  (a)      Base Rate Advances                 $__________

                  (b)      LIBOR Advances                     $__________


Item 3.           Amount of Assigned Commitment               $__________


Item 4.           Percentage of Commitment Assigned           __________%


Item 5.           Amount of Assigned Loans                    $__________

                  (a)      Base Rate Advances                 $__________

                  (b)      LIBOR Advances                     $__________


Item 6.           Lending Office of Assignee       _________________________
                  and Address for Notices          _________________________
                  under Loan Agreement             _________________________
                                                   _________________________

                               Notes to Schedule 1


         1. Insert the dollar amount of Assignor's portion of the Commitment prior to assignment.

         2. Insert the total amount of outstanding Loans of Assignor, showing a breakdown by type. Description of the type of Loan should conform to the description in the Loan Agreement.

         3. Insert the dollar amount of the Assignor's Commitment, including outstanding Loans, being assigned.

         4. Assigned Commitment as of a percentage of total Commitment of all Banks.

         5. Insert the total amount of outstanding Loans of Assignor being assigned to Assignee. Description of the type of Loans should be consistent with
Item 2.

         6. Insert the name and address of the lending office of the Assignee.